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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Letter from Our Chairman	January 22, 2026
Dear Fellow Shareholders,
The Walt Disney Company delivered strong financial results for fiscal 2025, with meaningful accomplishments across each of the Company’s business segments, supported by our world-class brands and creative assets. Throughout the year, the Board continued its high priority work of management succession planning and oversight of strategy.
The Board and management team value ongoing dialogue with our shareholders to understand their priorities and perspectives. We continued our robust shareholder engagement during calendar year 2025, discussing a broad range of topics including management succession, Board composition and oversight and executive compensation. We intend to continue to engage with shareholders through formal outreach efforts in the year ahead.
Management succession planning remains a top priority for the Board, reflecting its importance to business continuity and long-term shareholder value. Oversight of the process is led by our dedicated Succession Planning Committee, and all directors have actively participated in a rigorous and ongoing evaluation of potential successor candidates, including direct engagement, performance assessment and consideration of leadership capabilities aligned with the Company’s long-term strategy. The appointment of the next CEO will be determined by the full Board, and we currently expect to announce the appointment of the Company’s next CEO in early 2026.
Our Board's representation of backgrounds and skill sets strongly aligns with Disney's long-term strategy, key risks and opportunities. To support the Board’s effective, independent oversight, we have evolved our Board’s membership and leadership to bring new perspectives to the table. This includes the appointment of a new Compensation Committee Chair and independent Chairman in fiscal 2025, and the nomination of a new director to stand for election at the annual meeting.
The Compensation Committee has remained focused on the thoughtful design and disciplined implementation of an executive compensation program that promotes sustained performance, reinforces executive accountability and supports the Company’s long-term strategic objectives. In fiscal 2025, the Committee introduced targeted enhancements to the program intended to further strengthen the link between compensation and performance and more directly align executive incentives with shareholder interests. These changes were designed to appropriately reward executives for delivering measurable results and advancing the Company’s strategic and financial goals.
On behalf of the full Board, I want to express our sincere appreciation for your continued trust in and support of The Walt Disney Company. We remain committed to delivering sustainable growth, strong governance and long-term value for all shareholders.
Sincerely,
James P. Gorman
Chairman of the Board

Letter from Our CEO	January 22, 2026
Dear Fellow Shareholders,
Fiscal 2025 was a year of great progress for The Walt Disney Company as we advanced our strategic priorities and charted a path for the future. We continued our focus on delivering the very best in entertainment for consumers and creating value for shareholders. Throughout the year, our results reflected the strength and global appeal of our Entertainment, Sports and Experiences businesses, as well as the tremendous talent and dedication of our people across the company. During the fiscal year:
•We elevated our creative output, with content reflecting our commitment to quality and world-class storytelling. Over the past two years, the Company delivered six hit franchise films that each generated more than $1 billion at the global box office. Over this same period, no other Hollywood studio achieved even one release surpassing the $1 billion mark. For calendar 2025, this included our release of three films that each exceeded the $1 billion milestone and contributed to total global box office receipts for the Company of more than $6.5 billion — the biggest box office year for any studio since 2019. Our theatrical successes demonstrate the cross-generational appeal of Disney’s storytelling and IP worldwide, reinforcing our optimism in our creative direction. Looking ahead, we are excited about our upcoming film slate, including numerous highly anticipated titles such as The Devil Wears Prada 2, The Mandalorian and Grogu, Toy Story 5, live action Moana and Avengers: Doomsday.
•We increased the profitability of our streaming business. In fiscal 2025, our Entertainment DTC business generated $1.3 billion in operating income, representing a remarkable improvement of nearly $5 billion in just three years. Looking ahead, we are focused on delivering strong growth as we continue to enhance our product with an ongoing pipeline of high-quality content; integrating Disney+ and Hulu into a unified one-app experience—an offering no other company can match and one that enhances convenience, personalization and long-term subscriber value; expanding our international reach by strategically investing in local content; and improving the user experience through greater personalization, advanced recommendation engines and more intuitive navigation.
•We continued ESPN’s evolution as the preeminent digital sports platform. This past year, we ushered in a new era for sports fans with the launch of ESPN’s full direct-to-consumer service and enhanced ESPN app, making ESPN’s complete suite of networks and services available directly to consumers for the first time. This brings our deep portfolio of sports properties to an ever-broader array of audiences, reinforcing ESPN’s strong position as a leader in sports and fulfilling our mission to serve sports fans anytime, anywhere.
•We advanced our ambitious investment plans across our Experiences segment. We have more expansion projects underway at each of our theme parks globally than ever before, including the largest expansion ever of Magic Kingdom at Walt Disney World, as well as five additional cruise ships scheduled for launch beyond fiscal 2026 and a new theme park planned for development in Abu Dhabi. These strategic investments will strengthen our best-in-class experiential offerings and fuel our ability to continue appealing to new and global audiences.
Our achievements reflect the work we have done to successfully navigate a period of intense industry disruption, further establish a strong foundation for growth and solidify our businesses for the future. Strategic success across these initiatives drove financial results in fiscal 2025, leading to Diluted EPS growth of 152% and Adjusted EPS growth of 19% compared to the prior year. We also delivered meaningful growth in shareholder returns, including a 50% increase in our dividend to $1.50 and a 100% increase in our target share repurchase in fiscal 2026. Looking forward, we are confident in our ability to leverage our unrivaled portfolio of beloved brands and franchises and deepen engagement with our global fan base.
As I reflect on all that we’ve accomplished, both in fiscal 2025 and since I returned to the company in 2022, I am inspired and energized by the opportunities before us. Through our strategic vision and unmatched collection of businesses, we continue to tell great stories that are reaching more people, in more places, in more ways than ever before. I am grateful to our leadership team for their dedication and vision during this transformative period, and I’m grateful to you, our shareholders, for your continued support of this remarkable company.
Sincerely,
Robert A. Iger
Chief Executive Officer

Notice of 2026 Annual Meeting
The 2026 Annual Meeting of Shareholders of The Walt Disney Company will be held virtually at
www.virtualshareholdermeeting.com/DIS2026 (please see “Attendance at the Meeting” below.)
Meeting Details

DATE	TIME	PLACE	WHO CAN VOTE
Wednesday, March 18, 2026	10:00 AM PT	Virtually at www.virtualshareholdermeeting.com/DIS2026	Shareholders of record at the close of business on January 20, 2026

Items of Business

Voting Items		Voting Recommendation

1	Election of the eleven (11) Director nominees named in the proxy statement, each for a term of one year.	FOR EACH NOMINEE
2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2026.	FOR
3	Consideration of an advisory vote to approve executive compensation.	FOR
4-7	Shareholder proposals, if properly presented at the meeting.	AGAINST EACH PROPOSAL
Shareholders of record of The Walt Disney Company common stock (NYSE: DIS) at the close of business on January 20, 2026, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available during ordinary business hours at the offices of the Company in Burbank, California.

Jolene E. Negre Deputy General Counsel – Securities Regulation, Governance & Secretary January 22, 2026 | Burbank, California
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 18, 2026. The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.ProxyVote.com/Disney.

Attendance at the Meeting
To attend the virtual annual meeting, you must be a shareholder on the record date and have previously registered to attend the meeting. Register to attend the virtual meeting on or before 10:00 AM PT on March 17, 2026 by visiting www.ProxyVote.com/Disney and selecting ”Attend a Meeting” after you enter the 16-digit control number found on your proxy card, voting instruction form or notice. You will receive a confirmation email with information on how to attend the meeting. After you have registered, you will be able to participate in the annual meeting by visiting www.virtualshareholdermeeting.com/DIS2026 and entering the same 16-digit control number you used to pre-register. Beneficial shareholders should follow the instructions provided on the voting instruction form, email or Notice of Internet Availability provided by your broker, bank or other nominee.
Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at 9:00 AM PT and the meeting will begin promptly at 10:00 AM PT. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2026. If you cannot attend the meeting or if you are not a shareholder of record, you can still listen to the meeting, which will be live-streamed on our Investor Relations website.

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, beliefs, business plans, changes to the Board of Directors, succession, governance and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations and you should not place undue reliance on forward-looking statements.
Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and IP we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic and global economic conditions or failure of conditions to improve as anticipated; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content, offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising sales on our direct-to-consumer (“DTC”) services and linear networks; health concerns and their impact on our businesses and productions; international, including tariffs and other trade policies, political or military developments; regulatory and legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including DTC profitability; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; taxation; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.
Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 27, 2025, under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business,” and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, Quarterly Reports on Form 10-Q.

The Walt Disney Company (500 South Buena Vista Street, Burbank, California 91521) is providing you with this proxy statement relating to its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The Company expects to commence mailing of its proxy materials to shareholders on or about January 22, 2026. References to the “Company,” “Disney,” “we,” “us” or “our” in this proxy statement refer collectively to The Walt Disney Company and the subsidiaries through which our various businesses are actually conducted. The Company’s website and social media feeds and the information contained or linked therein or otherwise connected thereto are not part of or incorporated by reference into this proxy statement, regardless of any reference to such website or social media feeds in this proxy statement.

Proxy Summary
This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and fiscal 2025 annual report before you vote.
Voting Items

Company Proposals		Board Recommendation	Page Reference

Proposal 1	Election of the eleven (11) Director nominees named in the proxy statement, each for a term of one year.	FOR EACH NOMINEE	84
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2026.	FOR	85
Proposal 3	Consideration of an advisory vote to approve executive compensation.	FOR	86

Shareholder Proposals		Board Recommendation	Page Reference

Proposals 4 – 7	Shareholder proposals, if properly presented at the meeting.	AGAINST EACH PROPOSAL	87
Ways to Vote
YOUR VOTE IS IMPORTANT
Please vote as promptly as possible by using any of the following methods, as applicable:

INTERNET	SCAN	PHONE	MAIL
Locate the 16-digit control number included in your proxy card, voting instruction form or notice in order to access the website indicated.	Your proxy card, voting instruction form or notice may also include a QR code for voting by your mobile phone.
You may submit your proxy by touch-tone telephone by dialing the number indicated on your proxy card or voting instruction form. You will need the 16-digit control number shown on your proxy card or voting instruction form.
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	1

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Fiscal 2025 Overview
This past fiscal year was another year of great progress, as we strengthened the Company by leveraging the value of our creative and brand assets to deliver the very best in entertainment to consumers and continued to make meaningful progress across our strategic priorities to create value for our shareholders. Our efforts resulted in strong earnings growth for the Company, furthering the consistent growth our businesses have delivered over the past several fiscal years. And our portfolio of complementary businesses have each achieved significant operational milestones as we continue to execute against our key strategic pillars. Overall, this was another strong fiscal year for the Company, and we believe our efforts position us well for the future.
Financial Highlights

1Diluted earnings per share (“EPS”) excluding certain items (also referred to as adjusted EPS) and total segment operating income are non-GAAP financial measures. The most comparable GAAP measures are diluted EPS and income before income taxes, respectively. See Annex A beginning on page A-1 for how we define and calculate these measures and a quantitative reconciliation thereof to the most directly comparable GAAP measures.
Business Highlights

Entertainment	Sports	Experiences

•Announced plans for Domestic Disney+ and Hulu unification, and completed rollout of Hulu as our global general entertainment brand in October 2025
•Second straight fiscal year with two films, Lilo & Stitch and Moana 2, delivering $1B+ in global box office

•Launched the ESPN tile on Disney+ in December 2024, further differentiating Disney’s comprehensive DTC offerings and laying the groundwork for ESPN Unlimited to be available within our DTC bundle
•In August 2025, launched ESPN Unlimited, offering all networks and services direct-to-consumer for the first time, and a significantly enhanced ESPN app experience with new interactive and personalized features and functions

•Expansion at every Disney theme park globally, including the announcement of plans for an all-new Disney theme park coming to Abu Dhabi
•Continued progress to double our cruise ship fleet by 2031 with the launch of the Disney Treasure in FY25 and two new ships expected to set sail in FY26

2	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Board of Directors Highlights
Director Nominees
The Board of Directors of The Walt Disney Company (the ‘‘Board’’) has nominated a slate composed of eleven talented Director nominees with skill sets, experiences and professional backgrounds representing a range of perspectives and characteristics that are particularly relevant to Disney’s business and strategic objectives, as reflected in their biographies in the section titled “Corporate Governance and Board Matters — The Board of Directors — Director Nominees.”

					BOARD STANDING COMMITTEES

NAME	PRIMARY OCCUPATION	AGE	DIRECTOR SINCE	AUDIT	GOVERNANCE & NOMINATING	COMPENSATION	EXECUTIVE

Mary T. Barra	Chair and Chief Executive Officer, General Motors Company	64	2017
Amy L. Chang	Former Executive Vice President, Cisco Systems, Inc.	49	2021		●
D. Jeremy Darroch	Former Executive Chairman and Group Chief Executive Officer, Sky	63	2024	●
Carolyn N. Everson	Former President, Instacart	54	2022			●
Michael B.G. Froman	President, Council on Foreign Relations	63	2018
James P. Gorman	Chairman Emeritus, Morgan Stanley	67	2024
Robert A. Iger	Chief Executive Officer, The Walt Disney Company	74	2000[1]				●
Maria Elena Lagomasino	Chief Executive Officer and Managing Partner, WE Family Offices	76	2015		●	●
Calvin R. McDonald	Chief Executive Officer, lululemon athletica inc.[2]	54	2021	●
Derica W. Rice	Former Executive Vice President, CVS Health Corporation	60	2019
Jeffrey E. Williams	Former Chief Operating Officer, Apple Inc.	62	—[3]
Chair ● Member
1Departed Board in 2021 and rejoined in 2022
2Mr. McDonald has stepped down from his position as Chief Executive Officer of lululemon athletica inc., effective January 31, 2026.
3Mr. Williams is nominated for election to the Board at the Annual Meeting for the first time. If elected, Mr. Williams is anticipated to replace Ms. Lagomasino as a member of the Compensation Committee following the Annual Meeting.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	3

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Board and Director Nominee Statistics

Out of our eleven Director nominees, four are women and three are from underrepresented racial/ethnic groups.
Four out of our ten non-management Director nominees have a tenure of less than 4 years, and the average tenure of our non-management Director nominees is 4.9 years.
Thoughtful Board Refreshment
The Board has nominated Jeffrey E. Williams for election to the Board as a new Director, effective at the Annual Meeting. This nomination reflects the Board’s commitment to refreshment and is the result of the diligent process led by the Governance and Nominating Committee as described below. Mr. Williams has extensive leadership experience overseeing worldwide operations for all products for Apple Inc., a preeminent technology company, and engineering for the Apple Watch and other health-related technologies, integrating hardware, software and services to deliver cohesive user experiences and drive innovation. The Board believes Mr. Williams’ experience in technology, consumer products and experiential design align closely with our entertainment, media and guest experience businesses and make him uniquely qualified to support the Board’s ongoing efforts to drive profitable growth and shareholder value creation. For additional information on the Board’s process for identifying and evaluating prospective Director nominees, see the section titled “Corporate Governance and Board Matters — Director Selection Process and Board Evaluation.”

JEFFREY E. WILLIAMS _______________ FORMER CHIEF OPERATING OFFICER, APPLE INC.	Notable Experience Aligned with Disney’s Strategy and Key Board Contributions •Brand stewardship •DTC expertise •Global business operations •Strategic transformation •Technology and innovation

4	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Board’s thorough refreshment process is designed to identify and advance the best candidates that would be additive as individual directors and to supplement Disney’s collective Board composition. In addition to considering the experience and skill sets candidates would bring to the Board and the impact to overall composition, the Board also evaluates candidates’ personal qualities to assess ability to both engage constructively with and appropriately challenge management and other Board members. Below is a summary depiction of the key actions that support this iterative process.

Evaluate Board Composition
The Governance and Nominating Committee develops criteria for Board positions, taking into account the needs of the Board and Company, as well as to maintain a regular refreshment of Board positions supporting value creation

Governance Checks
A final candidate completes the Company’s standard director questionnaire and the Company reviews with the Governance and Nominating Committee conflict of interest, related party transaction and independence considerations, as applicable

Assess Potential Candidates
In evaluating potential candidates, the Board seeks to encompass a broad range of talents, experiences, perspectives, skills and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests and reflecting the Company’s shareholders, employees, customers, guests and communities

Ongoing Governance and Nominating Committee Deliberation
Throughout, the Committee stays closely coordinated on in-process candidates, including through ongoing conversations on the status and strength of candidates as potential new Board members. After completing final evaluations and any interviews, the Committee makes a recommendation to the full Board, which ultimately determines whether to nominate or appoint a new Director after considering the Committee’s report

Meet with Qualified Candidates
Members of the Governance and Nominating Committee, the Chairman of the Board and members of management meet with certain prospective candidates to assess the skills and perspectives the prospective director would bring to the Board, including both substantive experience and ability to provide meaningful oversight of management

Director Orientation and Ongoing Development
The Board provides new Directors with appropriate orientation programs, including multiple meetings with management, to familiarize them with the full scope of Disney’s businesses and key challenges and support ongoing development of key skills

RESULTS: SIGNIFICANT BOARD REFRESHMENT TO DATE 10 non-management Board and Director nominee changes since 2021

6 NEW NON-MANAGEMENT DIRECTORS AND DIRECTOR NOMINEES SINCE JUNE 2021	4 NON-MANAGEMENT DIRECTOR EXITS SINCE 2021

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	5

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Board Oversight
The Board, as a whole and through its committees, takes an active role in overseeing business strategy and risk management. In direct response to shareholder feedback, the Board has updated several aspects of its risk oversight. For more information regarding these matters, see the sections below titled “— Shareholder Engagement — Key Investor Engagement Themes and Overview of Recent Actions” and “Corporate Governance and Board Matters — The Board’s Role in Risk Oversight.” The Board specifically delegated oversight of certain risks to its committees:

AUDIT COMMITTEE
The Audit Committee
Reviews the Company’s policies and practices with respect to risk assessment and risk management generally and oversees cybersecurity and data security risks and mitigation strategies.

GOVERNANCE AND NOMINATING COMMITTEE
The Governance and Nominating Committee
Oversees the Company’s lobbying and political strategy; human rights policies, including receiving an annual report on human rights-related risks, which has included risks associated with artificial intelligence; and sustainability and social impact programs and reporting, including with respect to environmental and sustainability policies and initiatives regarding climate change risks.

COMPENSATION COMMITTEE
The Compensation Committee
Oversees the Company’s strategies and programs related to senior leadership succession planning (other than those specifically delegated to the Succession Planning Committee); talent development and workforce equity matters; and risks associated with the Company’s compensation policies and practices.

6	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Shareholder Engagement
Below is an overview of the Company’s shareholder engagement program.

Commitment to Investor Engagement	Contacted 100+ firms INCLUDING OVER 95% OF OUR 25 LARGEST INSTITUTIONAL SHAREHOLDERS IN CALENDAR YEAR 2025	CONVERSATIONS LED, AS APPROPRIATE, BY INDEPENDENT MEMBERS OF THE BOARD, SECRETARY AND INVESTOR RELATIONS TEAM

During fiscal 2025, including following the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), Board leadership continued their active engagement with shareholders. Our Investor Relations team and Secretary, together with members of the Board, held two formal rounds of engagement sessions in the winter and again in the fall with our largest shareholders to discuss the Company’s perspective on various topics important to our shareholders, including succession planning, compensation, governance and disclosure, and to provide an opportunity to respond to investor questions. These conversations help inform the Board’s thinking, and we intend to continue our robust and consistent approach to shareholder engagement in 2026.
In addition to these formal engagement conversations, members of our executive management team and our Investor Relations team interacted regularly throughout the 2025 calendar year with a broad subset of our investor base.
As part of our ongoing investor engagement, our Investor Relations team and Secretary engaged with certain shareholders that submitted a shareholder proposal for consideration at the Annual Meeting to discuss the related proposal, and the Governance and Nominating Committee evaluated each proposal. Topics relevant to shareholder proposals that we receive are also discussed as part of our outreach and engagement with a broad subset of our investor base. For more information regarding these matters, see “Items to Be Voted On — Shareholder Proposals.”

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	7

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Key Investor Engagement Themes and Overview of Recent Actions
We have taken numerous actions to address matters important to our shareholders. Below we identify key themes recently addressed with our shareholders and highlight related actions the Company has taken. More detail on actions the Compensation Committee has taken regarding compensation can be found in the section titled “Executive Compensation — Compensation Discussion and Analysis.”

KEY THEMES	OVERVIEW	ACTIONS

Board and Executive Oversight	Enhanced succession planning process and disclosure
•A special Succession Planning Committee formed in January 2023
•James Gorman appointed to the Succession Planning Committee in February 2024, and named Chair of the Succession Planning Committee in August 2024
•Enhanced disclosure of management succession in the 2024 proxy statement, including detailed update of the Succession Planning Committee’s progress in August 2024
•Included the expected announcement timeline of a new CEO — in early 2026 — and further expanded disclosure of succession planning in the 2025 proxy statement (see also the section titled “Corporate Governance and Board Matters — Management Succession Planning”)

	Increased Board experience in media and entertainment	•Since 2022, appointed two veteran media executives as independent Directors: Jeremy Darroch and Carolyn Everson

Expanded Board oversight of certain focal areas
•The Compensation Committee’s oversight of risks associated with the Company’s compensation policies and practices memorialized in the Compensation Committee Charter, including expansion of the Compensation Committee’s oversight of workforce equity matters
•Oversight of the Company’s strategies and programs related to senior leadership succession planning and talent development delegated to the Compensation Committee, except as specifically delegated to the Succession Planning Committee, with related reports to the Board at least annually
•Oversight of lobbying and political strategy; human rights policies; and sustainability and social impact programs and reporting delegated to the Governance and Nominating Committee, with related reports to the Board at least annually

Enhanced artificial intelligence oversight disclosure
•Enhanced Director Skills and Experience Matrix to include artificial intelligence oversight
•Enhanced disclosure of artificial intelligence oversight by the Board and its Committees (see also the section titled “Corporate Governance and Board Matters — The Board’s Role in Risk Oversight”)

Executive Compensation	Increased the impact of performance on executive officer pay outcomes
•For the CEO, performance-based restricted stock units (“PBUs”) comprise 60% of long-term incentive awards (increased from 50% in fiscal 2022), and for all other NEOs (as defined herein), PBUs comprise 50% of long-term incentive awards (increased from 30% in fiscal 2021)
•The level of relative total shareholder return (“TSR”) performance required to earn PBU target payout for all NEOs increased to the 55th percentile of S&P 500 companies starting in fiscal 2022. For annual awards vested in fiscal 2023, 2024 and 2025, as well as Mr. Iger’s new hire award vested in fiscal 2025, NEOs forfeited 100% of PBUs that were subject to cumulative TSR performance measurement. For annual awards vested in fiscal 2026, TSR performance fell between minimum performance threshold and target levels.
•Starting in fiscal 2025, TSR performance measured against the S&P 500 Media & Entertainment Index, a more focused comparator group with similar industry dynamics as the Company and a more appropriate representation of our relative performance than a more broad-based index

8	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

KEY THEMES	OVERVIEW	ACTIONS

Executive Compensation Cont.	Evaluated compensation metrics to encourage strategic alignment
•Continued alignment of annual incentive metrics with the Company’s overall growth and profitability goals by incorporating adjusted revenue, adjusted total segment operating income and adjusted after-tax free cash flow as financial metrics
•While continuing to use return on invested capital (“ROIC”) as a PBU metric aligned to the Company’s focus on profitability and value creation in the long-term incentive program, returned to setting full 3-year goals in fiscal 2023
•Starting in fiscal 2025, introduced a new financial metric, Adjusted EPS Growth, into the PBU program to further align with the Company’s strategic focus on profitable growth. Adjusted EPS Growth, ROIC and relative TSR metrics determine 100% of our senior executives’ PBU payouts.

Enhanced executive compensation disclosures
•In 2024 and 2025 proxy disclosures, provided rationale for adjustments to the fiscal 2025 PBU program
•Starting in 2023, disclosure expanded for each of our annual bonus program metrics under the section titled “Executive Compensation — Compensation Discussion and Analysis” to include the performance target, and also included the disclosure of the performance leverage for the ROIC performance period for the PBUs

	Avoided excessive one-time special awards for NEOs	•No one-time special awards approved for NEOs in fiscal 2025

Limitations on certain executive payments
•In fiscal 2023, adopted a cash severance policy pursuant to which any cash severance payment will not exceed 2.99 times the sum of base salary plus target bonus for Section 16 officers without shareholder approval of such payment
•In fiscal 2023, adopted The Walt Disney Company Clawback Policy, and current Section 16 officers of the Company have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy. In addition, under the Company’s 2011 Amended and Restated Stock Incentive Plan (the “2011 Stock Incentive Plan”), all equity awards granted under the plan, including time-based and performance-based awards, are subject to claw back where there is reputational or financial harm to the Company, which exceeds the Dodd-Frank Act clawback requirements

Return of Capital to Shareholders	Increased shareholder value through cash dividend and share repurchase program
•In November 2025, declared a cash dividend of $1.50 per share, and in December 2024, declared a cash dividend of $1.00 per share
•Approximately $3.5 billion in share repurchases in fiscal 2025; announced doubling of share repurchases target to $7 billion for fiscal 2026 compared to fiscal 2025

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	9

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Compensation Structure and Philosophy
The Compensation Committee firmly believes in pay for performance. For fiscal 2025, the CEO’s compensation was delivered as detailed below.

In fiscal 2025, 97% of Mr. Iger’s target total direct annual compensation was variable or at risk based on Company and stock price performance. Mr. Iger’s target total direct annual compensation was comprised of 49% PBUs, 32% stock options, 16% target annual incentive and 3% base salary.
For fiscal 2025, Mr. lger’s target annual equity award was composed of 60% PBUs and 40% options; the potential realizable PBU value depends on the three-year achievement of relative TSR, Adjusted EPS Growth and ROIC performance, and the options will only have value to the extent that Disney stock price increases after the grant date.
Target payout for the relative TSR test of PBUs for all NEOs requires TSR performance at the 55th percentile of the S&P 500 Media & Entertainment Index companies. Additionally, PBUs represent at least 50% of the overall long-term incentive grant value for all NEOs.
More detail regarding our strategic priorities and our performance metrics can be found in the section titled “Executive Compensation — Compensation Discussion and Analysis.”

10	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Human Capital Management and Environmental Sustainability Highlights
The Company has a longstanding commitment to operating responsibly in our business activities, including investing in our people’s development, employee experience and well-being; fostering an inclusive workplace; undertaking meaningful and measurable environmental sustainability efforts and striving to have a positive impact in the communities in which we operate. The Governance and Nominating Committee oversees the Company’s sustainability and social impact programs and reporting. Below are some highlights of our activities in support of that commitment. Additional details of the Company’s efforts are available at our Impact website and in our Sustainability and Social Impact (“SSI”) Report.

Human Capital Management
HEALTH, FINANCIAL, FAMILY RESOURCES, WELL-BEING AND OTHER BENEFITS

•Healthcare options aimed at improving quality of care while limiting out-of-pocket costs
•Retirement and savings programs and paid time-off programs, including vacation and sick and family care leave
•Family care resources such as childcare and senior care programs, long-term care coverage and a family-building benefit
•Free mental health and well-being resources
•Global well-being programs, including in-person offerings through campus health clubs and virtual and onsite events and activities focused on physical, emotional, financial and social well-being
•Two Centers for Living Well in the Orlando area that offer on-demand access to board-certified physicians and counselors

TALENT DEVELOPMENT AND EDUCATION

•Professional development programs designed to support the career aspirations of our employees, including new leadership development opportunities launched in fiscal 2025
•Our education investment program, Disney Aspire, which offers assistance for tuition, books and fees to eligible participating employees at a variety of in-network learning providers and universities at levels ranging from high school completion to undergraduate degrees

Environmental Sustainability 2030 ENVIRONMENTAL GOALS[1]

•Reduce absolute emissions from direct operations (Scope 1 & 2) by 46.2%, against a fiscal 2019 baseline[2]
•Achieve net zero emissions for our direct operations
•Purchase or produce 100% zero carbon electricity
•Reduce Scope 3 emissions through absolute reduction and supplier and licensee engagement[3]

•Implement localized watershed stewardship strategies and source sustainable seafood

•Pursue zero waste to landfill at wholly owned and operated parks and resorts, and cruise line •Reduce single-use plastics in our parks and resorts •Eliminate single-use plastics on cruise ships by 2025

•Reduce the environmental impacts of materials used in the creation and packaging of our products, while also working to increase the sustainability of our manufacturing network

•Design new projects to achieve near net zero greenhouse gas emissions, maximize water efficiency and support zero waste operations

1The complete set of our 2030 environmental goals is provided in our 2030 Environmental Goals White Paper (our “Environmental White Paper”), available on the Environmental Sustainability page of our Impact website. The Environmental White Paper also provides details around our goal coverage and approaches. Progress towards our goals is reported in our annual SSI Report. Disney’s 2025 SSI Report will be published in fiscal 2026.
2In fiscal 2023, this goal was validated by the Science Based Targets Initiative (“SBTi”).
3Our Scope 3 goal has additional sub-goals for absolute reduction and supplier and licensee engagement. This sub-goal language is in our Environmental White Paper, and has also been validated by SBTi.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	11

Corporate Governance
and Board Matters
Corporate Governance Documents
The Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, Director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board committees and selection of new Directors.
The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.
Each standing committee of the Board is governed by a charter adopted by the Board.
The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Audit, Compensation and Governance and Nominating Committee charters, as well as other corporate governance documents, including the Company’s Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, are available on the Company’s Investor Relations website under the “Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, we will post the amendment or waiver at the same location on our website.
Board Leadership
The Company’s Corporate Governance Guidelines provide that the Chairman of the Board shall in the normal course be an independent Director unless the Board concludes that, in light of the circumstances, the best interests of shareholders would be otherwise better served. In such event, the Company’s Corporate Governance Guidelines require that the Company explain the Board’s decision, designate an independent Director to serve as Lead Director and set out the duties of the Lead Director.
The current Chairman of the Board is James Gorman, who was appointed effective January 2025. Mr. Gorman is an independent Director. In determining to appoint Mr. Gorman as Chairman, the Board considered Mr. Gorman’s long-term strategic mentality; strong record in high-stakes succession planning, driving strategic transformation and delivering shareholder value; experience serving as executive chairman, chairman, chief executive officer and president of a global financial institution with a long-term sustainable business model; and leadership in the boardroom.

12	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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The Board of Directors
The Board’s Director nominees are set forth below under the section titled “— Director Nominees.” All Directors serve for a term ending at the next annual meeting following the annual meeting at which the Director was elected or following the Director’s appointment, as applicable, and until the Director’s successors are elected and qualified, or until the Director’s earlier death, resignation, disqualification or removal. In fiscal 2025, the Board met 9 times and each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and standing Board committees on which such Director served that occurred while such Director served on the Board or the committees. All then-serving Directors attended the Company’s 2025 Annual Meeting. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of such Director’s duties, including by attending meetings of the shareholders of the Company and meetings of the Board and committees of which such Director is a member.
The Board believes that having a broad range of talents, experiences, perspectives, skills and expertise on the Board is important in order to provide sound and prudent guidance with respect to all of the Company’s operations and interests and to reflect its shareholders, employees, customers, guests and communities. Our Director nominees have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members and in government positions. Collectively, they possess substantive knowledge and skills applicable to our businesses. Each of the Board’s Director nominees possesses core competencies that contribute to the Director’s service on the Disney board. In addition to those qualifications, our Director nominees collectively possess skill sets that are directly relevant to the Company’s evolving business and strategic objectives.
Strategic Priorities
WE ARE BUILDING ON...

The creative success at our film studios	Our value proposition in streaming	ESPN’s evolution as the preeminent digital sports platform	Our best-in-class parks and experiences business

The skills that are central to our strategy are:

Brand Stewardship	Direct-to-Consumer Expertise	Global Business Operations

Media and Entertainment	Strategic Transformation	Technology and Innovation

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Director Skills and Experience Matrix
The following table summarizes the key skills and experiences of each Director nominee that our Board considered important in its decision to nominate or re-nominate that individual to our Board. Further details about each Director nominee’s qualifications are set forth in their individual biographies.

Skills & Experience

Brand Stewardship		●	●	●	●	●		●		●
Denotes particular expertise in brand leadership and integration with consumer experience
Business Development, Mergers and Acquisitions and Growth	●	●	●	●	●	●	●	●	●	●	●
Corporate Responsibility		●		●		●	●		●	●	●
Denotes formal service in a corporate responsibility thought leadership role
Cybersecurity		●			●					●
DTC Expertise	●	●	●	●			●		●	●	●
Executive Management		●		●	●			●		●	●
Denotes public company CEO experience
Finance and Accounting	●	●		●	●	●	●	●	●
Denotes public company CFO experience
Global Business Operations	●	●	●	●	●	●	●	●	●	●	●
Media and Entertainment			●	●			●
Risk Management	●	●	●	●	●	●	●	●	●	●	●
Strategic Transformation	●		●			●	●		●		●
Succession Planning		●	●					●
Denotes direct experience in CEO and senior leadership succession planning for Fortune 500 companies
Technology and Innovation	●		●		●	●			●		●
Denotes experience in artificial intelligence oversight

14	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Skills & Experience	Application to the Company

Brand Stewardship	Building brands that transcend entertainment and can be leveraged through multiple channels, utilizing consumer affinity that is created by delivering uniquely memorable experiences, is core to the Company’s ability to develop connections with audiences and guests
Business Development, Mergers and Acquisitions and Growth	Implementation of both organic and inorganic growth strategies, identification of acquisition and business combination targets, analysis of cultural and strategic fit and the development of strategic partnerships are instrumental to the Company’s long-term success
Corporate Responsibility
The Company’s physical footprint and broad reach through its audience and guest base require consideration of a complex and evolving set of issues, including governance, human capital management, inclusion and sustainability

Cybersecurity	The Company’s evolving and growing consumer base and increasing connectivity with customers through a wide range of offerings and services require deep experience in both understanding the cybersecurity threat landscape and managing cybersecurity and information security risks
DTC Expertise
As the Company continues to invest in and grow its DTC offerings and global distribution capabilities, oversight of and experience in managing and creating new DTC products and capabilities help the Company continue to meet evolving consumer preferences

Executive Management	The scale and complexity of our businesses require the successful alignment of various teams across functions and geographies to execute on strategic initiatives
Finance and Accounting	The Company’s businesses are multifaceted and require a range of financial and accounting skill sets for effective oversight, including experience as an operating executive with responsibility for all or a portion of a company’s financial reporting, experience in the financial sector or private equity or as an audit committee member for publicly traded companies, or educational background or training in accounting or finance
Global Business Operations	The Company operates across many geographies with audiences and guests from different backgrounds, requiring an understanding of the nuances of the international business environments
Media and Entertainment
As a premier entertainment company, the Company seeks to entertain, inform and inspire people around the globe through the power of storytelling and values a strong understanding of the risks and challenges specific to its industry and businesses

Risk Management	The Company’s scale and complexity necessitate a thoughtful and coordinated approach to risk management, including clear understanding and oversight of the various risks facing the Company
Strategic Transformation	The changing and competitive markets and landscapes in which the Company operates require experience in overseeing large-scale corporate reorganization and transformation
Succession Planning	Finding the right successor to our current leadership to promote effective leadership and management are important to the Company’s success and the long-term outcome for the Company
Technology and Innovation
The Company must leverage innovative technological strategies and maintain an understanding of emerging technology trends, including artificial intelligence, to continuously improve the guest experience and build strong connections with audiences

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Director Nominees

MARY T. BARRA DIRECTOR SINCE 2017 _______________ CHAIR AND CHIEF EXECUTIVE OFFICER: GENERAL MOTORS COMPANY _______________ AGE: 64 _______________ COMMITTEES: Compensation (Chair)

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Ms. Barra has deep experience in strategy, innovation and brand evolution through her role in leading the transformation of General Motors Company and prioritizing strategic investments in connectivity and electrified propulsion technologies, which provides an important perspective on the Board as the Company navigates its own strategic progression, embraces technological change and navigates shifts in consumer sentiment
•As Chief Executive Officer of General Motors, she provides invaluable insights on large-scale cost rationalization, organizational restructuring, brand leadership and CEO and management succession planning
•She brings meaningful experience in human capital management and executive compensation-related matters in her role on the Board’s Compensation Committee, where she focuses on aligning incentive structures that create shareholder value and execute the Company’s long-term strategic priorities

Other Key Skill Sets
•Overseeing and managing a broad range of executive teams and a sizeable global workforce, with an emphasis on development and marketing of technology-based consumer-facing products through her various executive roles at General Motors
•Governance and public policy thought leadership, understanding of worldwide consumer markets and risks facing large public companies with complex retail operations through her role on the board of directors of the Business Roundtable

Employment Experience
2016–Present    Chair and Chief Executive Officer, General Motors Company (an automotive manufacturing company)
2014–2016    Chief Executive Officer, General Motors Company
2013–2014    Executive Vice President, Global Product Development, Purchasing and Supply Chain, General Motors Company
2011–2013    Senior Vice President, Global Product Development, General Motors Company
2009–2011    Vice President, Global Human Resources, General Motors Company
2008–2009    Vice President, Global Manufacturing Engineering, General Motors Company
Other Public Company Directorships
General Motors Company (2014–Present)

16	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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AMY L. CHANG DIRECTOR SINCE 2021 _______________ FORMER EXECUTIVE VICE PRESIDENT: CISCO SYSTEMS, INC. _______________ AGE: 49 _______________ COMMITTEES: Governance and Nominating

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Ms. Chang has developed expertise across the technology sector from her time as an Executive Vice President at Cisco Systems, Inc., leading product development for Google Ads Measurement and Reporting and as a founder of a digital startup
•She provides a unique viewpoint of emerging technology trends and their implications for consumer and retail businesses and the implementation of innovative technological business strategies that are particularly important as the Company evaluates the impact of, and opportunities presented by, new technologies in content production, our DTC businesses and our parks
•Ms. Chang also provides valuable perspective on talent attraction and retention for key technical roles that are central to Disney’s content creation and digitally driven teams and an understanding of large-scale cost rationalization and analysis of organizational structure from her tenure as a public company director and an executive at Google and Cisco

Other Key Skill Sets
•Risk management oversight experience specific to digital and technology-forward companies, including cybersecurity and artificial intelligence, gained through her tenure at Cisco and Accompany and through her role on the board of directors of Salesforce
•Deep understanding of strategic planning, corporate governance, social initiatives and executive management succession planning gained through public company board leadership

Employment Experience
2018–2020    Executive Vice President and General Manager, Collaboration, Cisco Systems, Inc. (a networking hardware company)
2013–2018    Founder and Chief Executive Officer, Accompany, Inc. (an artificial intelligence/machine learning-based relationship intelligence platform company)
2005–2012    Global Head of Product, Google Ads Measurement; various additional positions, Google LLC (a technology company)
Other Public Company Directorships
Salesforce, Inc. (2025–Present)
Procter & Gamble (2017–Present)
Former Public Company Directorships
Marqeta, Inc. (2021–2022)
Cisco Systems, Inc. (2016–2018)

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D. JEREMY DARROCH DIRECTOR SINCE 2024 _______________ FORMER EXECUTIVE CHAIRMAN AND GROUP CHIEF EXECUTIVE OFFICER: SKY _______________ AGE: 63 _______________ COMMITTEES: Audit

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As Group Chief Executive Officer of Sky, Mr. Darroch led the company’s tremendous growth and transformation from a linear satellite broadcaster into one of Europe’s largest multi-platform TV providers, providing valuable insights to the Board and management in navigating its strategic expansion of DTC offerings and changing media and entertainment landscapes
•Mr. Darroch’s experience leading Sky’s executive teams and creative content investments and advising MultiChoice Group, provide key perspectives for the Company regarding its content creation, management of creative talent and brand evolution
•As former Chief Financial Officer of Sky, Mr. Darroch’s financial executive experience and extensive finance, accounting and risk management expertise strengthen his role on the Company’s Audit Committee

Other Key Skill Sets
•Deep knowledge of management succession planning, global brands and risk management gained through his various executive roles at Sky and as a public company director
•Strong experience in governance and sustainability and social impact thought leadership through his experience leading Sky’s corporate responsibility programs and as Chairman of the National Oceanography Centre

Employment Experience
2021        Executive Chairman, Sky (a media and entertainment company and a division of Comcast Corporation)
2007–2021    Group Chief Executive Officer, Sky
2004–2007    Chief Financial Officer, Sky PLC
Other Public Company Directorships
Reckitt Benckiser Group PLC (2022–Present)
Former Public Company Directorships
Ahren Acquisition Corp. (2021–2023)
Burberry Group plc (2014–2019)
Sky PLC (2004–2018)

18	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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CAROLYN N. EVERSON DIRECTOR SINCE 2022 _______________ FORMER PRESIDENT: INSTACART _______________ AGE: 54 _______________ COMMITTEES: Compensation

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•From her experience leading marketing solutions and global sales teams at Instacart, Meta Platforms, Inc. and Microsoft Corporation and as a former board member of Creative Artists Agency, Ms. Everson offers strong insight to the Board and leadership team on navigating evolving media landscapes and advertising environments as well as branded, consumer-facing technology and its intersection with marketing, which has been important to the Board's oversight of the Company’s operations and strategy
•From advising Permira, a private equity firm focused on technology and consumer brands, and Boston Consulting Group in the Technology, Media & Telecom and Marketing, Sales & Pricing practice areas, Ms. Everson brings experience evaluating internet and digital media businesses from an investor perspective
•Ms. Everson further expands the Board’s collective skill sets and enhances its strategic oversight through her experience in the advertising technology space and understanding of large-scale cost rationalization and effective organizational structure

Other Key Skill Sets
•Understanding of business development and executive management processes gained through leadership of strategy teams at global technology companies
•Risk management, corporate governance and artificial intelligence oversight through her expansive board experience

Employment Experience
2021        President, Instacart (a grocery retail company)
2011–2021    Vice President, Global Marketing Solutions, Meta Platforms, Inc. (a technology company)
2010–2011    Corporate Vice President, Global Advertising Sales, Strategy & Marketing, Microsoft Corporation (a technology corporation)
2004–2010    Various positions (most recently Chief Operating Officer and Executive Vice President, Advertising Sales), MTV Networks Company (a media entertainment company)
2000–2003    Various positions (including Vice President, Classifieds and Direct Response Advertising, and Vice President and General Manager, PriMedia Teen Digital Group), PriMedia, Inc. (an advertising company)
Other Public Company Directorships
Under Armour, Inc. (2023–Present)
The Coca-Cola Company (2022–Present)
Former Public Company Directorships
Hertz Global Holdings, Inc. (2016–2018)

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	19

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MICHAEL B.G. FROMAN DIRECTOR SINCE 2018 _______________ PRESIDENT: COUNCIL ON FOREIGN RELATIONS _______________ AGE: 63 _______________ COMMITTEES: Governance and Nominating (Chair)

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. Froman brings a deep, unique global perspective that is important to the Board given the nuances of the international business operations in which the Company operates and our strategic focus on innovation in changing markets and the global growth of our customer base
•He delivers strategic insight to the Board and leadership team on complex international affairs, foreign relations and complex geopolitical issues gained from his experience as President of the Council on Foreign Relations, the Assistant to the President and Deputy National Security Advisor for International Economic Policy, and as the United States Trade Representative, all of which are important to the Company, particularly given its positioning and international growth opportunities
•His roles as President of the Council on Foreign Relations and as former Vice Chairman and President, Strategic Growth, of Mastercard Incorporated, overseeing strategic growth and leveraging technology to expand digital inclusion at Mastercard, enable him to offer guidance to the Company on leveraging innovative technological strategies in international markets, factors affecting international trade and the balance of risks and opportunities in a dynamic marketplace
•Mr. Froman applies a differentiated lens to corporate governance and risk management discussions, including through his deep experience in the complex digital governance and cyber issues facing global companies, including international regulation of digital platforms, cross border data flows and data usage, as well as concerns about privacy protection and cybersecurity

Other Key Skill Sets
•International trade, finance, executive and brand management and risk management gained through executive leadership roles
•Meaningful experience with alternative investments business and environmental and social policy implementation

Employment Experience
2023–Present    President, Council on Foreign Relations (an independent, non-partisan membership organization, think tank, publisher and educational institution that serves as a resource on foreign policy, national security issues and international economic affairs)
2018–2023    Vice Chairman and President, Strategic Growth, Mastercard Incorporated (a financial services company)
2013–2017    United States Trade Representative, Executive Office of the President
2009–2013    Assistant to the President and Deputy National Security Advisor for International Economic Policy, Executive Office of the President
1999–2009    Various positions (including Chief Executive Officer of CitiInsurance and Chief Operating Officer of alternative investments business), Citigroup (a financial services company)

20	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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JAMES P. GORMAN DIRECTOR SINCE 2024 _______________ CHAIRMAN EMERITUS: MORGAN STANLEY _______________ AGE: 67 _______________ COMMITTEES: Executive (Chair)

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•As former Chairman and Chief Executive Officer of Morgan Stanley, Mr. Gorman has an established record driving strategic transformation of a global financial institution with a long-term sustainable business model, bringing important insight for the Company’s strategic progression
•Mr. Gorman successfully executed innovative technological strategies leading Morgan Stanley’s acquisition and integration of online trading platform, E*Trade, providing key perspectives as the Company leverages technology to advance its strategy
•Oversaw a multi-year CEO succession process and director succession planning
•Through his roles at Morgan Stanley and Merrill Lynch and as former president of the Federal Advisory Council to the U.S. Federal Reserve Board, Mr. Gorman has deep finance management, investment and fiduciary experience evaluating businesses

Other Key Skill Sets
•Managing a broad range of executive teams and a sizeable global workforce
•Brand and risk management and governance and public policy thought leadership developed through his roles at The Business Council, Business Roundtable and the Council on Foreign Relations

Employment Experience
2024        Executive Chairman, Morgan Stanley (a global financial services firm)
2012–2023    Chairman and Chief Executive Officer, Morgan Stanley
2010–2011    President and Chief Executive Officer, Morgan Stanley
2007–2009    Co-President, Morgan Stanley
2006–2007    Various positions, Morgan Stanley
1999–2005    Various positions, Merrill Lynch & Co., Inc. (a global financial services firm)
Former Public Company Directorships
Morgan Stanley (2010–2024)

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ROBERT A. IGER DIRECTOR SINCE 2022; 2000-2021 _______________ CHIEF EXECUTIVE OFFICER: THE WALT DISNEY COMPANY _______________ AGE: 74 _______________ COMMITTEES: Executive

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Gained through his experience serving as Chief Executive Officer of Disney for 18 years and former Executive Chairman, Mr. Iger has an unmatched knowledge of the Company and the creative content it produces, and an in-depth understanding of fostering innovation through technology and connecting to audiences in our markets around the world
•Throughout Mr. Iger’s tenure at Disney, he has successfully expanded the Company’s geographic presence, identified new revenue streams and initiated the Company’s DTC efforts, expanding the scale and global reach of Disney’s storytelling and streaming services
•Mr. Iger has also furthered Disney’s rich history of storytelling through the successful landmark acquisitions and integration of Pixar, Marvel, Lucasfilm and 21st Century Fox
•His detailed understanding of all facets of the Company, and prior experience leading Disney through various market conditions and implementing successful strategic shifts throughout his career have uniquely positioned Mr. Iger to serve as Chief Executive Officer of Disney and a member of the Board at this time

Other Key Skill Sets
•Knowledge of finance and accounting and operational expertise gained through experience in Chief Executive Officer and other leadership positions
•Deep understanding of risk management and corporate governance and social initiatives gained through his public company board experience
The Company has agreed in Mr. Iger’s employment agreement to nominate him for re-election as a member of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Employment Experience
2022–Present    Chief Executive Officer, The Walt Disney Company
2020–2021    Chairman of the Board and Executive Chairman, The Walt Disney Company
2012–2020    Chairman and Chief Executive Officer, The Walt Disney Company
2005–2012    President and Chief Executive Officer, The Walt Disney Company
2000–2005    President and Chief Operating Officer, The Walt Disney Company
1999–2000    Chairman, ABC Group; President, Walt Disney International
1994–1999    President and Chief Operating Officer, ABC, Inc. (a broadcasting company)
Former Public Company Directorships
The Walt Disney Company (2000–2021)
Apple Inc. (2011–2019)

22	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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MARIA ELENA LAGOMASINO
DIRECTOR SINCE 2015
_______________
CHIEF EXECUTIVE OFFICER AND MANAGING PARTNER: WE FAMILY OFFICES
_______________
AGE:
76
_______________
COMMITTEES:
Compensation,
Governance and Nominating

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•From her experience as a founder of the Institute for the Fiduciary Standard and an advisory board member of the Millstein Center for Global Markets and Corporate Ownership, Ms. Lagomasino is an expert in the field of governance and social thought leadership
•As an executive leader in private banking industries and as a member of the Council on Foreign Relations, she has deep wealth management, investment and fiduciary expertise and extensive experience in leading complex organizations and evaluating businesses from an investor perspective in a variety of industries with varying size and complexities
•She brings meaningful experience in executive compensation-related matters from her previous role as Chair of the Company’s Compensation Committee, where she focused on overseeing the alignment of incentive structures with shareholder value creation and execution of long-term strategic priorities
•As a long-time active participant in the Company’s shareholder engagement efforts, she represents the shareholder perspective in both committee and Board meetings, relaying the feedback received during these constructive conversations for discussion and evaluation

Other Key Skill Sets
•Extensive experience across domestic and international finance, investment and capital markets through her roles at WE Family Offices and JP Morgan
•Significant knowledge of global brands, business development, executive management succession planning and risk management through experience on public company boards

Employment Experience
2013–Present    Chief Executive Officer and Managing Partner, WE Family Offices (a wealth management company and registered investment advisor)
2005–2012    Chief Executive Officer, GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc. (a bank holding company)
2001–2005    Chairman and Chief Executive Officer, JP Morgan Private Bank, a division of JP Morgan Chase & Co. (an investment banking company)
1983–2001    Various positions (most recently Managing Director, Global Private Banking Group), The Chase Manhattan Bank (a consumer banking company)
Other Public Company Directorships
The Coca-Cola Company (2008–Present)

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CALVIN R. MCDONALD DIRECTOR SINCE 2021 _______________ CHIEF EXECUTIVE OFFICER: LULULEMON ATHLETICA INC.[1] _______________ AGE: 54 _______________ COMMITTEES: Audit

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. McDonald has over 28 years of retail and brand-building experience, bringing powerful insight to the Board on integrating customer experience across multiple channels
•As Chief Executive Officer of lululemon athletica inc., he led the company in innovating integrated guest experiences and offers valuable perspective on the growth, development and guest innovation of an international consumer business that is particularly relevant to Disney’s leadership team
•Mr. McDonald is responsible for the growth, development and consumer product operations of lululemon athletica, including overseeing the company’s incorporation and expansion of a DTC offering and creative product design, providing him a fundamental understanding of consumer strategies that support and accelerate customer engagement

Other Key Skill Sets
•Deep understanding of management, leadership and executive management from his experience at lululemon athletica
•Extensive experience in CEO and management succession planning as CEO of lululemon athletica, Sephora Americas and Sears Canada
•Strong knowledge of finance and accounting, risk management and corporate governance and social initiatives gained through his role as a public company chief executive officer

Employment Experience
2018–Present[1]    Chief Executive Officer, lululemon athletica inc. (an athletic apparel company)
2013–2018    President and Chief Executive Officer, Sephora Americas, a division of the LVMH group of luxury brands (a cosmetics company)
2011–2013    President and Chief Executive Officer, Sears Canada (a department store company)
Other Public Company Directorships
lululemon athletica inc. (2018–Present)[1]
Former Public Company Directorships
Sephora Americas (2013–2018)

1Mr. McDonald has stepped down from his position as Chief Executive Officer and as a member of the board of directors of lululemon athletica inc., effective January 31, 2026.

24	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

DERICA W. RICE DIRECTOR SINCE 2019 _______________ FORMER EXECUTIVE VICE PRESIDENT: CVS HEALTH CORPORATION _______________ AGE: 60 _______________ COMMITTEES: Audit (Chair)

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. Rice offers extensive experience on the alignment of financial and strategic objectives and an understanding of cost discipline and effective organizational structure, a primary focus of the Company’s Board and management team particularly throughout Disney’s strategic evolution, through his experience in key financial and operational roles at global companies, including as Chief Financial Officer of Eli Lilly and Company for more than a decade
•His strong knowledge of large brand-focused organizations gained through experience leading the pharmacy benefits management business of CVS Health and as Chief Financial Officer of Eli Lilly has been a valuable addition to the Board
•Mr. Rice provides expertise in financial oversight and accounting through his financial executive experience, as well as risk oversight, including cybersecurity and information security risks, through his experience on the audit committee of the boards of public companies, enhancing Disney’s Audit Committee oversight of risks that may arise out of financial planning and reporting, internal controls and information technology

Other Key Skill Sets
•Strong understanding of broader risk management oversight and complex, global business operations through senior operation roles at CVS and Eli Lilly
•Deep understanding of strategic planning, corporate governance and social initiatives through service on other public company boards

Employment Experience
2018–2020    Executive Vice President, CVS Health Corporation (a pharmacy company)
2018–2020    President, CVS Caremark, the pharmacy benefits management business of CVS Health Corporation
2006–2017    Chief Financial Officer and Executive Vice President of Global Services, Eli Lilly and Company (a pharmaceutical company)
2003–2006    Vice President and Controller, Eli Lilly and Company
1990–2005    Various Executive Positions, Eli Lilly and Company
Other Public Company Directorships
The Carlyle Group Inc. (2021–Present)
Bristol-Myers Squibb Company (2020–Present)
Target Corporation (2007–2018); (2020–Present)

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	25

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

JEFFREY E. WILLIAMS
NOMINEE
_______________
FORMER CHIEF OPERATING OFFICER:
APPLE INC.
_______________
AGE:
62
_______________
COMMITTEES:
(Anticipated Compensation Committee member following the Annual Meeting)

Notable Experience Aligned with Disney’s Strategy and Key Board Contributions
•Mr. Williams brings demonstrated brand stewardship and deep expertise in technology and innovation through his leadership roles at Apple Inc., playing a key role in the entry into the mobile phone market with the iPhone and overseeing the development of products such as the Apple Watch, providing an important perspective to the Board on brand engagement and lifestyle integration as we work to continuously improve the guest experience and build strong connections with audiences and guests
•He has extensive direct-to-consumer expertise, overseeing the engineering and development of Apple products and other health-related technologies, while integrating hardware, software and services to deliver cohesive user experiences and drive innovation, as well as leading initiatives to streamline the end-user delivery experience, which is particularly important as we continue to make meaningful progress in our direct-to-consumer businesses
•With creativity as a cornerstone of our businesses, Mr. Williams brings creative development leadership experience from his time overseeing Apple’s industrial and human interface design teams
•He also brings significant experience in global business operations, management of complex international supply chains and worldwide procurement through his experience leading worldwide operations for all Apple products

Other Key Skill Sets
•Overseeing a sizeable global workforce, with an emphasis on development of technology-based consumer-facing products, as well as customer service and support, as Chief Operating Officer of Apple
•Experience in social impact program initiatives through his roles at Apple

Employment Experience 2015–2025 Chief Operating Officer, Apple Inc. (a technology company) 1998–2015 Various positions, Apple Inc.
Director Independence
The provisions of the Company’s Corporate Governance Guidelines regarding Director independence meet the listing standards of the New York Stock Exchange. The Corporate Governance Guidelines are available on the Company’s Investor Relations website under the “Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary.
Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of Director independence in December 2025 and affirmatively determined that all of the Directors serving in fiscal 2025 or nominated for election at the Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger, who is not considered independent because of his employment as a senior executive of the Company.
In making its independence determinations, the Board considered ordinary course transactions involving the sale of products and services and commercial arrangements between the Company on the one hand, and on the other, companies or organizations at which a Director or a Director’s immediate family member is an executive officer, general partner or significant equity holder.

26	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Committees
The Board has four standing committees: Audit; Governance and Nominating; Compensation; and Executive.

AUDIT COMMITTEE _______________ NUMBER OF MEETINGS IN FISCAL 2025: 7 _______________ COMMITTEE MEMBERS: Derica W. Rice (Chair) D. Jeremy Darroch Calvin R. McDonald
The Committee is responsible for, among other things:
•Overseeing the Company’s financial statements, internal controls, compliance with legal and regulatory requirements, internal audit function and relationship with its independent auditor
•Overseeing cybersecurity and data security risks and mitigation strategies
•Reviewing the Company’s policies and practices with respect to risk assessment and risk management
For more information on the functions of the Committee, see the section titled “Audit-Related Matters — Audit Committee Report.”
All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board has determined that all members of the Committee — Mr. Darroch, Mr. McDonald and Mr. Rice — are qualified as audit committee financial experts within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Board has determined that Mr. Rice’s simultaneous service on the audit committees of more than three public companies will not impair his ability to effectively serve on the Committee.

GOVERNANCE AND NOMINATING COMMITTEE _______________ NUMBER OF MEETINGS IN FISCAL 2025: 6 _______________ COMMITTEE MEMBERS: Michael B.G. Froman (Chair) Amy L. Chang Maria Elena Lagomasino
The Committee is responsible for, among other things:
•Reviewing and recommending changes to the Company’s Corporate Governance Guidelines and other related policies
•Assisting the Board in developing criteria for open Board positions, reviewing background information on potential candidates and making recommendations to the Board regarding such candidates
•Reviewing and approving transactions between the Company and Directors, executive officers, 5% or greater shareholders and their respective affiliates under the Company’s Related Person Transaction Approval Policy
•Making recommendations to the Board with respect to compensation of non-executive members of the Board and committee assignments
•Supervising the Board’s annual review of Director independence and the Board’s annual self-evaluation
•Reviewing the Company’s political contributions, activity and policy, as well as the procedures and controls related to political contributions
•Overseeing sustainability and social impact reporting, lobbying and political strategy and human rights policies
All of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	27

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

COMPENSATION COMMITTEE _______________ NUMBER OF MEETINGS IN FISCAL 2025: 7 _______________ COMMITTEE MEMBERS: Mary T. Barra (Chair) Carolyn N. Everson Maria Elena Lagomasino
The Committee is responsible for, among other things:
•Overseeing the discharge of the responsibilities of the Board relating to the evaluation and compensation of the Company’s Chief Executive Officer and certain other executive officers, under applicable rules and regulations and as otherwise delegated to the Committee by the Board from time to time
•Overseeing the Company’s strategies and programs related to senior leadership succession planning and talent development (other than those specifically delegated to the Succession Planning Committee)
•Overseeing workforce equity matters
•Overseeing risks associated with the Company’s compensation policies and practices
The Committee has authority to delegate specific tasks to a standing or ad hoc subcommittee if it contains at least the minimum number of Directors necessary to meet any regulatory requirements.
Additional information on the roles and responsibilities of the Committee is provided under the section titled “Executive Compensation — Compensation Discussion and Analysis.”
All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board refreshed the Committee’s leadership in fiscal 2025 by appointing Mary T. Barra as Chair of the Committee. It is anticipated that Jeffrey E. Williams, if elected to the Board, will replace Ms. Lagomasino as a member of the Committee following the Annual Meeting.

EXECUTIVE COMMITTEE _______________ NUMBER OF MEETINGS IN FISCAL 2025: 0 _______________ COMMITTEE MEMBERS: James P. Gorman (Chair) Robert A. Iger
The Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee rarely takes action and did not meet or take action in fiscal 2025.

28	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Board’s Role in Risk Oversight
As noted in the Company’s Corporate Governance Guidelines, the Board, acting directly or through committees, is responsible for assessing major risk factors relating to the Company and its performance and reviewing measures to address and mitigate such risks. In discharging this responsibility, the Board, either directly or through committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company’s business plans (including significant transactions) and growth strategies and (b) significant operational risks related to the conduct of the Company’s day-to-day operations including risks across a range of timeframes. The Company and the Board consult with relevant external advisors as appropriate.
Risks relating to the market and economic assumptions that inform the Company’s business plans and growth strategies are specifically addressed with respect to each segment in connection with the Board’s review of the Company’s long-range plan. The Board also has the opportunity to address such risks with management at each Board meeting in connection with its regular review of significant and emerging risks, including business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval. The Company also incorporates ongoing education regarding the Company’s businesses and Directors’ duties in the Board and committee meetings.
Significant operational risks that relate to ongoing business operations are discussed in regularly scheduled reports to either the full Board or one of its committees. The Audit Committee oversees general and compliance risks. The Board, acting through the Audit Committee, reviews as appropriate whether these reports cover the significant risks that the Company may then be facing.
Each of the Board’s standing committees addresses risks that fall within the committee’s areas of responsibility:

AUDIT COMMITTEE
The Audit Committee addresses general risks and annually reviews the Company’s policies and practices with respect to risk assessment and risk management with the Chief Legal and Global Affairs Officer. In addition, the Audit Committee addresses risks arising out of financial planning and reporting; internal controls; and information technology, including cybersecurity and data security. The Audit Committee reserves time at each meeting for private sessions with the Chief Financial Officer, Chief Legal and Global Affairs Officer, head of the internal audit department and outside auditors.

GOVERNANCE AND NOMINATING COMMITTEE
The Governance and Nominating Committee addresses risks arising out of corporate governance; Director compensation; and sustainability and social impact programs and reporting, including with respect to environmental and sustainability policies and initiatives regarding climate change risks. In addition, the Governance and Nominating Committee oversees the Company’s human rights policies and lobbying and political strategy, including political contributions. The Governance and Nominating Committee annually reviews domestic political contribution activity, as well as the procedures and controls related to political contributions.

COMPENSATION COMMITTEE
The Compensation Committee addresses risks arising out of the Company’s executive compensation policies and practices, as described in more detail in the section titled “Executive Compensation — Other Compensation Information — Risk Management Considerations;” the Company’s strategies and programs related to senior leadership succession planning and talent development (other than those specifically delegated to the Succession Planning Committee); and workforce equity.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	29

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The risks periodically reviewed by committees are also reviewed by the entire Board when a committee or the Board determines this is appropriate.
The Audit Committee oversees information technology risks, including cybersecurity and data security risks and mitigation strategies. Day-to-day management of our information security strategy and operations is currently the responsibility of our Chief Information Security Officer, who reports to our Chief Information and Data Officer and our Chief Security Officer, both of whom report to our Chief Financial Officer. The Audit Committee at least annually receives reports from the Chief Information Security Officer concerning cybersecurity and data security risks, including ongoing efforts to prevent, detect, monitor, remediate and manage such cybersecurity threats, the threat environment, incident updates and emerging cybersecurity practices and technologies. The Chief Information Security Officer reviewed cybersecurity and data security risks with the Audit Committee 3 times in fiscal 2025. Day-to-day management of our data privacy policies is currently overseen by our General Counsel – International and Executive Vice President, Global Public Policy & Privacy, who reports directly to our Chief Legal and Global Affairs Officer.
The Board and its committees oversee artificial intelligence matters according to their respective areas of oversight. For example:
•The full Board receives reporting on artificial intelligence as it relates to business strategy and potential uses, risks and mitigation, intellectual property and governance approach. We have established an artificial intelligence governance process that operates pursuant to a principles-based framework. It is designed to identify business, information integrity, human rights, privacy, legal and other risks associated with a proposed use, as well as measures which can be employed to satisfactorily mitigate them. The governance model includes appropriate updates to executive management and the Board.
•The Governance and Nominating Committee oversees the Company’s human rights policies and receives an annual report on human rights-related risks, which has included risks associated with artificial intelligence. Additionally, the Committee oversees the Company’s sustainability and social impact programs and reporting and, therefore, receives reporting on the Company’s artificial intelligence responsible use and governance topic disclosure.
•The full Board and Audit Committee receive updates regarding artificial intelligence litigation.
The independent Chairman promotes effective communication and consideration of matters presenting significant risks to the Company through the Chairman’s role in developing the Board’s meeting agendas, advising committee chairs, chairing meetings of the Board and facilitating communications between independent Directors and the Chief Executive Officer.
Management Succession Planning
Management succession planning remains a top priority for the Board, as evidenced by the progress of the special Succession Planning Committee. While moving with urgency as Mr. Iger’s contract will end in 2026, the Board is committed to finding the right leader and achieving a successful long-term outcome for the Company and our shareholders. The Succession Planning Committee is focused on positioning the new CEO for long-term success at the Company by, among other things, surrounding the new CEO with a team of senior executives who can work together to lead the Company into the future. Mr. Gorman, Ms. Barra, Mr. Darroch and Mr. McDonald serve as members of the Succession Planning Committee.

James P. Gorman Appointed Chair of Succession Planning Committee
Mr. Gorman brings experience to the committee from having recently led the CEO succession process at a preeminent global financial institution.

100% of Members Have Direct CEO Succession Experience
All members of the Succession Planning Committee have direct experience in CEO and senior leadership succession planning, including for Fortune 500 companies.
Expected Announcement of New CEO Appointment of new CEO expected to be announced in early 2026.

30	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The Succession Planning Committee’s duties, all of which it executed against during fiscal 2025, include:
•developing a timeline for the CEO search process;
•identifying relevant and desired CEO skill sets;
•reviewing internal and external candidates;
•meeting with, directing and receiving reports from advisors, including a national search firm, regarding CEO candidates;
•interviewing appropriate candidates; and
•undertaking a comprehensive review of each candidate.
Each internal candidate is going through a rigorous preparation process, including mentorship from Mr. Iger, external coaching and engagement with all Directors.
The Succession Planning Committee met 5 times during fiscal 2025 and will continue to meet regularly until the succession process is completed. The Succession Planning Committee reports to the full Board at every regularly scheduled Board meeting and the full Board continues to engage in succession planning and has sole discretion to make determinations regarding CEO succession. The Board reserves time at every regularly scheduled Board meeting to meet in executive session without the CEO present during which it discusses CEO and management succession, as appropriate..
The Board also discusses management succession with the CEO present at least once each year and more often as circumstances warrant, as was the case during fiscal 2025. In the course of these discussions, the Board evaluates potential candidates and discusses development plans for potential candidates.
The Compensation Committee is responsible for oversight of the Company’s strategies and programs related to senior leadership succession planning and talent development, other than those specifically delegated to the Succession Planning Committee, in order to strengthen such Board oversight and enhance accountability.
Director Selection Process and Board Evaluation
Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management and shareholders. The Committee retains third-party executive search firms to identify and review candidates and generate candidate pools consistent with the criteria below, upon request of the Committee from time to time.
Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it determines whether to conduct a full evaluation. The Committee may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including but not limited to:
•the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•the ability of the prospective nominee to dedicate sufficient time, energy and attention to ensure the diligent performance of the prospective nominee’s duties, including by attending shareholder meetings and meetings of the Board and committees of the Board of which such prospective nominee would be a member, and by reviewing in advance all meeting materials;
•the extent to which the prospective nominee contributes to the broad range of talent, experiences, perspectives, skills and expertise appropriate for the Board; and
•the extent to which the prospective nominee helps the Board reflect the Company’s shareholders, employees, customers, guests and the communities in which it operates.
After completing this evaluation and any interviews, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee’s report.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	31

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

In selecting Director nominees, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company’s strategic priorities and the evolving scope and complexity of the Company’s businesses. For more information on the key skills and experiences that the Board considers important in selecting Director nominees, see the section above titled “— The Board of Directors.” The current nominees’ qualifications set forth in their individual biographies under the section above titled “— The Board of Directors — Director Nominees” sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks.
The Board also considers the tenure policy under the Corporate Governance Guidelines, pursuant to which the Board will not nominate for re-election any non-management Director who has completed fifteen years of service as a member of the Board on or prior to the date of election or who has turned 75 years of age or older in the calendar year preceding the related annual meeting, in each case, unless the Board concludes that such Director’s continuing service would better serve the best interests of the shareholders. Considering multiple recent transitions in Board composition and the value of retaining Directors with deep insights into the Company, the Board determined that it would be in the best interests of its shareholders to ask Ms. Lagomasino to stand for re-election at the Annual Meeting, although she has attained the age of 75. The Board believes that Ms. Lagomasino’s continued service on the Board will provide institutional knowledge, leadership and continuity, which will be valuable as the Company navigates recent turnover in Board leadership and prepares for the anticipated CEO transition. From her experience as a long-time active participant in the Company’s shareholder engagement, an executive leader in private banking industries and founder of the Institute for the Fiduciary Standard, Ms. Lagomasino brings a unique long-term shareholder perspective to inform the Board’s ongoing accountability and responsiveness to shareholders. During her tenure as the Chair of the Compensation Committee, she spearheaded efforts to incorporate shareholder feedback into compensation strategy and planning. In addition, Ms. Lagomasino has a significant leadership role on the Board. In evaluating the decision to ask Ms. Lagomasino to stand for re-election, the Board also considered its recent refreshment efforts, with five non-management directors joining the Board since 2021, one new non-management Director nominee standing for election at the Annual Meeting and four exiting the Board since 2021, as well as the low average tenure of the non-management Director nominees of 4.9 years. Additionally, the Board recently refreshed the leadership of the Compensation Committee, appointing Mary Barra as Chair of the Committee in March 2025.
In addition, the Board seeks candidates whose service on other boards will not adversely affect their ability to dedicate the requisite time to service on the Board. The Board believes that Directors who are executive officers of public companies should not serve on more than two public company boards (including the Board of the Company) at a time, and that other Directors should not serve on more than four public company boards (including the Board of the Company). The Board annually reviews the public company board service of each Director.
A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s Bylaws relating to shareholder nominations as described in the section titled “Other Information — Shareholder Communications.”
The Committee regularly assesses the composition of the Board and considers the extent to which the Board continues to reflect the criteria set forth above. The Committee identifies any gaps in skill sets to inform the search process. Based on such assessment, the Committee will recommend to the Board the nomination for election or re-election of existing Directors at the annual shareholders meeting. The Board will review the Committee’s recommendation and evaluate which candidates to nominate for election or re-election.
The Board conducts a self-evaluation annually in order to solicit actionable feedback on the Board, committees and Director effectiveness and performance and reviews its composition and leadership based upon participation by all Directors in an evaluation that seeks to identify specific areas, if any, in need of improvement or strengthening. The self-evaluation includes both a discussion by the Governance and Nominating Committee and by the full Board of the results and any actions to be taken. The Board recognizes that a comprehensive evaluation process is a component of good corporate governance and Board effectiveness. The Governance and Nominating Committee supervises the Board’s annual self-evaluation process and periodically reviews the format of the evaluation process. For each year 2022 through 2025, the Governance and Nominating Committee determined to engage an external advisor to conduct the annual Board evaluations.

32	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Director Compensation
Elements of Director Compensation
Fiscal 2025
The elements of annual Director compensation for fiscal 2025 were as follows:

Annual Board retainer	$115,000
Annual committee retainer (except Executive Committee)[1]	$10,000
Annual Governance and Nominating Committee chair retainer[2]	$20,000
Annual Compensation Committee chair retainer[2]	$25,000
Annual Audit Committee chair retainer[2]	$27,500
Annual deferred stock unit grant	$240,000
Annual retainer for independent Chairman[3]	$145,000
1Per committee.
2This is in addition to the annual committee retainer the Director receives for serving on the committee.
3This is in addition to the annual Board retainer, annual committee retainer and annual deferred stock unit grant and at least 50% must be paid in stock.
To encourage Directors to experience the Company’s products, services and entertainment offerings personally, each non-management Director may receive Company products, services and entertainment offerings up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Each first-year non-management Director with a start date that occurs from January 1 through July 31 may receive Company products, services and offerings up to a maximum of $25,000 in the single calendar year in which the Director’s start date occurred. Each first-year non-management Director with a start date that occurs from August 1 through December 31 may receive Company products, services and offerings (i) up to a maximum of $15,000, prorated to reflect the number of months remaining after the Director’s start date, in the calendar year in which the Director’s start date occurred and (ii) up to a maximum of $25,000 in the calendar year following the year in which the Director’s start date occurred. Directors’ parents, spouses, children and grandchildren may also participate in this benefit within each Director’s limit.
Family members of Directors may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.
Directors may participate in the Company’s employee matching gifts program. Under this program, the Company matches contributions of up to $20,000 per calendar year per Director to charitable institutions meeting the Company’s criteria.
Directors who are also employees of the Company receive no additional compensation for service as a Director.
Under the Company’s Corporate Governance Guidelines, non-management Director compensation is determined annually by the Board acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	33

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Fiscal 2026 Updates
For fiscal 2026, the Board updated the following elements of annual Director compensation to better align with market practices. Prior to this update, the Board had not increased its Director compensation since 2022.

Annual deferred stock unit grant	$260,000
Annual retainer for independent Chairman[1]	$175,000
1This is in addition to the annual Board retainer, annual committee retainer and annual deferred stock unit grant and at least 50% must be paid in stock.
Director Compensation for Fiscal 2025
The following table sets forth compensation earned during fiscal 2025 by each person who served as a non-management Director during the year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Mary T. Barra	138,333	240,654	—	378,987
Amy L. Chang	125,000	240,654	6,677	372,331
D. Jeremy Darroch	125,000	240,654	—	365,654
Carolyn N. Everson	125,000	240,654	51,256	416,910
Michael B.G. Froman	139,944	240,654	45,960	426,558
James P. Gorman	169,174	295,151	35,914	500,239
Maria Elena Lagomasino	146,736	240,654	13,708	401,098
Calvin R. McDonald	125,000	240,654	—	365,654
Mark G. Parker(1)	—	78,448	—	78,448
Derica W. Rice	152,500	240,654	45,426	438,580
1Mr. Parker resigned from the Board, effective as of January 2, 2025.
Fees Earned or Paid in Cash. “Fees Earned or Paid in Cash” includes the annual Board retainer and annual committee and committee chair retainers, whether paid currently or deferred by the Director until after service ends. Directors are permitted to elect each year to receive all or part of their retainers in shares of Company common stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Unless deferred, cash retainer fees are paid quarterly at the end of the calendar quarter in which the fees were earned. Directors who elect to receive deferred compensation in cash receive a credit each quarter, and the balance in their deferred cash account earns interest at an annual rate equal to 120% of the Applicable Long-Term Federal Interest Rate, as determined from time to time by the United States Internal Revenue Service. For fiscal 2025, the average interest rate was 5.57%.
Directors who elect to receive all or part of their retainers in shares of Company common stock receive quarterly grants of stock units at the end of the calendar quarter in which the fees were earned. The number of stock units awarded is equal to the dollar amount of the retainer fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. All stock units received in lieu of a cash retainer are fully vested when granted. Unless a Director elects to defer receipt of shares until after the Director’s service ends, stock units are accumulated throughout the year and distributed as shares following the end of the calendar year.

34	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The following table sets forth the form of fees received by each Director for fiscal 2025.

	Cash		Stock Units
Name	Paid Currently ($)	Deferred ($)	Value Distributed Currently ($)	Value Deferred ($)	Number of Units (#)

Mary T. Barra	—	—	—	138,333	1,245
Amy L. Chang	—	—	125,000	—	1,129
D. Jeremy Darroch	—	—	125,000	—	1,129
Carolyn N. Everson	15,625	15,625	46,875	46,875	847
Michael B.G. Froman	—	—	139,944	—	1,265
James P. Gorman	—	—	—	169,174	1,530
Maria Elena Lagomasino	—	—	—	146,736	1,331
Calvin R. McDonald	—	—	125,000	—	1,129
Mark G. Parker	—	—	—	—	—
Derica W. Rice	—	—	—	152,500	1,378
Stock Awards. “Stock Awards” sets forth the market value of the deferred stock unit grants to Directors, calculated based on the market value of the Company’s common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Quarterly deferred stock unit grants to Directors are fully vested when granted. Each Director other than Mr. Gorman and Mr. Parker was awarded 2,169 units in fiscal 2025. Mr. Gorman was awarded 2,660 units, which included 491 units for his annual retainer for his service as independent Chairman. Mr. Parker, who served only a portion of fiscal 2025, was awarded 707 units, which included 164 units for his annual retainer for his service as independent Chairman.
Unless a Director elects to defer receipt of shares until after the Director’s service ends, shares with respect to annual deferred stock unit grants are normally issued to the Director on the second anniversary of the award date, whether or not the Director is still a Director on this date.
At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded with respect to dividends are included in the grant date fair value of the stock units when the units are initially awarded and therefore are not separately reported in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.

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The following table sets forth all stock units held by each non-management Director serving during fiscal 2025, as of the end of fiscal 2025. Stock units in this table are included in the stock ownership table in the section titled “Other Information — Stock Ownership” except to the extent they may have been distributed as shares and sold prior to the date of the stock ownership table.

Name	Stock Units (#)

Mary T. Barra	24,588
Amy L. Chang	10,686
D. Jeremy Darroch	4,752
Carolyn N. Everson	8,659
Michael B.G. Froman	5,599
James P. Gorman	6,518
Maria Elena Lagomasino	31,830
Calvin R. McDonald	10,686
Mark G. Parker	3,876
Derica W. Rice	20,576
The Company’s Corporate Governance Guidelines encourage Directors to own or acquire, within three years of first becoming a Director, shares of Company common stock (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the shares received upon distribution of deferred stock units until such Director meets the stock holding guideline described above.
Based on the holdings of units and shares on January 15, 2026, each currently serving Director complied with these policies, either by meeting the minimum holding guideline or by remaining within the three-year period to build up stock ownership.
All Other Compensation. “All Other Compensation” includes:
•The incremental cost to the Company of perquisites and other personal benefits for Mr. Froman and Mr. Rice, including product familiarization and travel benefits. In fiscal 2025, the Company provided to Mr. Froman product familiarization benefits totaling $15,000 and to Mr. Rice product familiarization benefits totaling $12,512 and travel benefits totaling $384, comprised of incremental catering costs. Except for Mr. Froman and Mr. Rice, the incremental cost of perquisites and personal benefits, including product familiarization and travel benefits, for each Director is not included in the table because the total amount of all such perquisites and benefits is less than $10,000.
•Reimbursement of tax liabilities associated with the product familiarization and travel benefits. The reimbursement of associated tax liabilities was $6,677 for Ms. Chang, $15,719 for Ms. Everson, $15,960 for Mr. Froman, $35,914 for Mr. Gorman, $13,708 for Ms. Lagomasino and $12,530 for Mr. Rice.
•The matching charitable contribution of the Company under the Company’s employee matching gifts program, described above, which was $33,500 for Ms. Everson, $15,000 for Mr. Froman and $20,000 for Mr. Rice. Matched amounts can exceed $20,000 in a fiscal year if contributions for separate calendar years are made in the same fiscal year.

36	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Executive Compensation
Letter from the Compensation Committee
Dear Fellow Shareholders,
Our fiscal 2025 executive compensation program, described in the section below titled “Executive Compensation — Compensation Discussion and Analysis,” is structured to align compensation with management’s execution of Disney’s most important financial and strategic goals, as well as the creation of shareholder value.
In structuring the fiscal 2025 executive compensation program, the Compensation Committee prioritized performance-based elements to drive executive officer performance across our three business segments — Entertainment, Sports, and Experiences. The program was structured to closely align executive pay with shareholder returns and thoughtfully incorporated feedback received through our ongoing shareholder engagement efforts. The Committee also reviewed and considered the results of our advisory vote on executive compensation at the 2025 Annual Meeting in which approximately 89% of the votes cast were in favor of our executive compensation program. This resulted in a program that includes:
•An annual incentive plan with target compensation weighted 70% against quantitative financial performance targets and 30% against Other Performance Factors that evaluate the achievement of strategic goals for the Company. We increased fiscal 2025 financial performance targets required to achieve target-level payouts for adjusted revenue and adjusted total segment operating income. For adjusted revenue and adjusted total segment operating income, targets increased 1.2% and 12.9% year-over-year, respectively. In addition, the Committee narrowed the performance ranges for adjusted total segment operating income and adjusted revenue by increasing performance thresholds, which raised the bar required for a minimum bonus payout for these metrics. The fiscal 2025 target required to achieve target-level payout for adjusted after-tax free cash flow was decreased to reflect planned strategic capital investments in the Experiences segment (e.g., the design, build and preparation of multiple cruise ships).
•New for fiscal 2025, and as previewed in our 2025 proxy statement, performance-based restricted stock units (“PBUs”) — which make up 60% of Mr. Iger’s annual equity award and 50% of other NEOs’ annual equity awards — are based on three-year cumulative total shareholder return (“TSR”) relative to the S&P 500 Media & Entertainment Index, adjusted earnings per share (“EPS”) growth and return on invested capital (“ROIC”) over a three-year period. Adjusted EPS growth is weighted 50%, and TSR and ROIC are each weighted 25%. The introduction of EPS directly links Company performance and value creation, while maintaining TSR and ROIC metrics motivates NEOs towards achieving strong business results and aligns with the shareholder experience. Moving relative TSR to a more focused TSR comparator group of companies that faces similar industry dynamics as the Company provides a more accurate representation of the Company’s relative performance.
The outcomes of the fiscal 2025 annual incentive program reflect the alignment of pay and performance, with strong performance against the bonus plan financial metrics and the delivery of significant financial and creative milestones:
•Launched ESPN Unlimited, marking the most impactful evolution in ESPN’s history by making all ESPN networks available direct-to-consumer and significantly enhancing the capabilities of the ESPN app
•Led the global box office with the top two Motion Picture Association (“MPA”) grossing films in the fiscal year, Moana 2 earning $1.1 billion in global box office, and the live-action Lilo & Stitch earning $1.0 billion. The Company is the only MPA studio to deliver a $1 billion-plus release over the last two years
•Disneyland began celebrations for its 70th anniversary, we announced plans for our seventh theme park coming to Abu Dhabi in collaboration with Miral, and we introduced the Disney Treasure cruise ship to our fleet
•Achieved broad success across Content Engines, including winning 13 Emmy Awards, with 5 wins for Andor and 2 wins for Welcome to Wrexham

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Outcomes of the long-term equity awards vesting in fiscal 2026 also reflect the program’s continued alignment of pay and performance. Despite TSR of approximately 18% for fiscal 2025, driven in part by the above successes, relative TSR over the 3-year performance period for annual PBU awards vested in fiscal 2026 fell below target, contributing to an overall below target payout for these awards. As a reminder, our executives also forfeited 100% of annual PBUs vested in fiscal 2023, 2024 and 2025, as well as Mr. Iger’s new hire award vested in fiscal 2025, that were subject to performance against cumulative relative TSR. When factoring in performance against ROIC goals, overall annual PBUs vested in each of these fiscal years also paid out below target.
With the oversight from the Board, our senior leadership team is committed to continuing to drive the ongoing success of our businesses, while building long-term, sustainable value for our shareholders. Our senior leadership team is appropriately incentivized and motivated to position the Company as a market leader in each of our diverse businesses.
Sincerely,
Mary T. Barra (Chair)
Carolyn N. Everson
Maria Elena Lagomasino

38	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Compensation Discussion and Analysis
Fiscal 2025 Named Executive Officers (“NEOs”)

Robert A. Iger Chief Executive Officer	Hugh F. Johnston Senior Executive Vice President and Chief Financial Officer	Horacio E. Gutierrez Senior Executive Vice President, Chief Legal and Global Affairs Officer

Sonia L. Coleman Senior Executive Vice President and Chief People Officer	Kristina K. Schake Senior Executive Vice President and Chief Communications Officer
Our Executive Compensation Guiding Principles
We design our executive compensation program to attract, retain and motivate high-caliber executives, and to drive the creation of long-term shareholder value. Our program is guided by the following principles:
•Pay for Performance – Our annual incentive plan is heavily weighted toward quantitative, financial performance metrics that support shareholder value creation and the Company’s strategic progress. Pay is highly variable, with 97% of CEO pay and 86% of the other NEOs’ pay being at risk compensation. Longer-term performance is emphasized with 50% or more of variable pay awarded in the form of long-term incentives that are tied to multi-year quantitative measures of financial performance.
•Competitive Compensation Opportunity – Given the distinct skill sets needed to run a global creative organization like Disney, as well as the complexity and diversity of our businesses, we measure compensation competitiveness against a group of media and general industry peers, including a subset of technology companies, to inform both compensation quantum and plan design. We also weigh internal considerations like performance, experience and time in role when making compensation decisions.
•Compensation Mix – In fiscal 2025, for the CEO, the compensation mix for long-term equity-based incentives was 60% PBUs and 40% stock options. For other NEOs, we continued our mix of 50% PBUs, 25% time-based restricted stock units (“RSUs”) and 25% stock options.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Fiscal 2025 Performance Highlights
As described in more detail under the section below titled “— Fiscal 2025 Compensation Decisions — Annual Incentive Plan,” in 2025, our NEOs showed strong performance and leadership both in managing the Company and in driving continued success of our businesses, while building long-term value. This past fiscal year was another year of great progress, as we strengthened the Company by leveraging the value of our creative and brand assets to deliver the very best in entertainment to consumers and continued to make meaningful progress across our strategic priorities to create value for our shareholders. Our efforts resulted in strong earnings growth for the Company, furthering the consistent growth our businesses have delivered over the past several fiscal years. And our portfolio of complementary businesses have each achieved significant operational milestones as we continue to execute against our key strategic pillars. Overall, this was another strong fiscal year for the Company, and we believe our efforts position us well for the future.
•Income before Income Taxes increased 59% year over year to $12.0 billion
•Cash provided by operations increased 30% year over year to $18.1 billion
•Launched ESPN Unlimited, marking the most impactful evolution in ESPN’s history by making all ESPN networks and services available direct-to-consumer and significantly enhancing the capabilities of the ESPN app
See the section titled “Proxy Summary — Fiscal 2025 Overview” for further discussion of our fiscal 2025 performance highlights.
As we look forward, our leadership team remains focused on building long-term value for our shareholders, and our Compensation Committee remains committed to an executive compensation program that motivates executives to achieve these goals and aligns pay outcomes with Company performance.
Fiscal 2025 Executive Compensation Practices
We maintain an integrated approach to attract and retain high-caliber executives in a competitive market for talent, while adhering to corporate governance best practices summarized below.

Shareholder engagement on executive compensation and recent actions
Independent members of the Board, members of our executive management team, our Secretary and our Investor Relations team regularly engage in investor outreach. See the section titled “Proxy Summary — Shareholder Engagement” for a summary of recent actions taken in consideration of shareholder feedback. With regard to executive compensation, the Compensation Committee has reviewed and considered shareholder feedback and the results of our advisory vote on executive compensation at the 2025 Annual Meeting in which approximately 89% of the votes cast were in favor of our executive compensation program, and made the following decisions related to compensation for fiscal 2025, including:
•Did not approve any one-time special awards for NEOs in fiscal 2025.
•Designed a highly performance-based program structure — 97% of CEO pay and 86% of the other NEOs’ pay being performance-based (see the section titled “— Compensation at Risk” below).
•Redesigned our PBU program to include Adjusted EPS Growth as a new financial metric, further aligning executive incentives with our strategic focus on profitable growth, while maintaining TSR and ROIC metrics.
•As part of ongoing succession planning discussions, the Compensation Committee continued to review and consider shareholder feedback in determining a new package when CEO succession takes place and designing an executive compensation program aimed at driving the creation of long-term shareholder value.

Incentive plan metrics
Fiscal 2025 financial bonus plan metrics of adjusted revenue, adjusted total segment operating income and adjusted after-tax free cash flow align with the Company’s overall growth and profitability goals. The Compensation Committee increased targets year-over-year for adjusted revenue and adjusted total segment operating income. In addition, the Committee narrowed the performance ranges for adjusted revenue and adjusted total segment operating income by increasing the performance thresholds, which raises the bar required for a minimum bonus payout for these metrics. The fiscal 2025 target required to achieve target-level payouts for adjusted after-tax free cash flow was decreased to reflect planned strategic capital investments in the Experiences segment (e.g., the design, build and preparation of multiple cruise ships). Fiscal 2025 non-financial bonus plan focused on key strategic objectives. These metrics are regularly reviewed by the Committee and are tied to shareholder value creation. The Committee and management discuss these objectives and assess performance based on quantitative and qualitative metrics.

40	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Equity ownership guidelines
NEOs must hold a meaningful amount of the Company’s stock. The CEO must hold equity valued at five times his salary within five years of becoming CEO. As of January 15, 2026, Mr. Iger holds equity valued at over 28 times his salary. Other NEOs must hold equity valued at three times their salary within five years of becoming an executive officer. Based on holdings of units and shares, excluding PBUs, on January 15, 2026, each NEO then in office complied with these policies, either by meeting the minimum holding requirement or by remaining within the time period to build up equity holdings.

Compensation at risk
A majority of NEO compensation is tied to either short- or long-term Company performance. In fiscal 2025, 97% of Mr. Iger’s total target compensation (including his annual equity grant, 60% of which is comprised of PBUs) was at risk compensation tied to financial performance, contributions towards organization goals or stock price performance.

Annual risk assessment
Each year, the Compensation Committee’s compensation consultant completes a risk assessment of the Company’s compensation programs. Based on this assessment for fiscal 2025, the Compensation Committee determined that risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Clawback policies beyond Dodd-Frank	The Company is required to recoup certain incentive-based compensation erroneously awarded to a current or former NEO or other Section 16 officers based on financial reporting measures that are required to be restated. In addition, under the 2011 Stock Incentive Plan, all equity awards granted under the plan, including time-based and performance-based awards, may be clawed back where there is reputational or financial harm to the Company, which exceeds the Dodd-Frank Act clawback requirements.

Disallow hedging and pledging
Board members, NEOs and all other Section 16 filers are prohibited from hedging and pledging the Company’s securities. Company securities that were previously pledged by an individual who was not a Section 16 filer at the time of the pledge are not subject to this prohibition.

No option re-pricing or cash buyouts	The Company does not allow re-pricing or cash buyouts of underwater stock options without shareholder approval.

No excise tax gross-ups	The Company does not provide excise tax gross-ups for executive officers.

Independent compensation consultant	The Compensation Committee has retained a compensation consultant whose relationship with the Company was confirmed to be independent for fiscal 2025.

Executive Compensation Program Overview
We design our executive compensation program to drive the creation of long-term shareholder value. We do this by linking compensation payouts to the achievement of preset performance goals that promote the creation of sustainable shareholder value and by designing compensation to attract and retain distinguished executives in a competitive market for talent. We provide compensation opportunities that consider peer compensation levels and practices and individual circumstances of our Company and executives.
Total direct compensation comprises a mix of variable and fixed compensation that is heavily weighted toward variable performance-based compensation. Our performance-based compensation includes a short-term annual performance-based bonus and longer-term equity awards that deliver value based on financial and stock price performance. Our equity awards include PBUs that are eligible to vest after three years and only upon meeting preset performance targets. The following table sets forth the elements of total direct compensation in fiscal 2025 and the objectives and key features of each element.

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OBJECTIVES AND KEY FEATURES

BASE SALARY
Objectives:
The Compensation Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay.
Key Features:
•Minimum salaries set in NEO employment agreements
•Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations and CEO recommendation (except in the case of the CEO)

ANNUAL PERFORMANCE-BASED BONUS
Objectives:
The Compensation Committee structures the bonus program to incentivize performance at the high end of the financial performance measure ranges that it establishes early in the applicable fiscal year. The Committee believes that incentivizing performance against key annual metrics will lead to long-term, sustainable gains in shareholder value.
Key Features:
•Target bonus for each NEO set by the Committee early in the fiscal year considering employment agreement provisions, competitive considerations, CEO recommendations (except for the CEO) and other factors the Committee deems appropriate
•Unless otherwise adjusted downward by the Committee, payout on 70% of target is formulaic and determined by performance against financial performance ranges developed by the Committee early in the fiscal year
•Unless otherwise determined by the Committee, payout on 30% of target determined by Company-wide Other Performance Factors (“OPFs”) and the Committee’s assessment of individual performance based both on other performance objectives and on CEO recommendation (except for the CEO)

ANNUAL EQUITY AWARDS
Objectives:
The Compensation Committee structures equity awards to link rewards to long-term shareholder value. Annual grants are made in the beginning of each fiscal year. Equity awards carry vesting terms that extend for three years and include PBUs for which the value depends on Company financial performance, including total shareholder return performance relative to the S&P 500 Media & Entertainment Index. These awards provide incentives to create and sustain long-term growth in shareholder value.
Key Features:
•Combined value of stock options, PBUs and RSUs determined by the Committee considering employment agreement provisions, competitive market conditions, evaluation of executive’s performance and CEO recommendation (except awards for the CEO)
•Allocation of annual awards for CEO: 60% PBUs; 40% stock options
•Allocation of annual awards for other NEOs in fiscal 2025 (based on award value): 50% PBUs; 25% RSUs; 25% stock options

PERFORMANCE-BASED RESTRICTED STOCK UNITS
Key Features:
•PBUs reward executives only if preset performance targets are met
•PBUs vest subject to the level of achievement under multi-year performance tests. Payout ranges from 0% if performance is under threshold, to 50% if performance is at threshold and up to 200% if performance is at or above maximum
•Each PBU grant vests: (i) 50% based on three-year average Adjusted EPS Growth, (ii) 25% based on three-year cumulative TSR relative to the S&P 500 Media & Entertainment Index and (iii) 25% based on three-year ROIC performance. Awards as described in the section titled “Executive Compensation — Compensation Tables — Fiscal 2025 Grants of Plan-Based Awards Table”

STOCK OPTIONS
Key Features:
•Exercise price equal to average of the high and low trading prices on day of award
•Option re-pricing without shareholder approval is prohibited
•Ten-year term
•Vest one-third per year over three years
•Have no realizable value unless share price increases from date of grant

TIME-BASED RESTRICTED STOCK UNITS Key Features: •Vest one-third per year over three years •Mr. Iger's equity mix does not include RSUs

42	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

COMPENSATION AT RISK
The Compensation Committee believes that the large majority of the compensation for NEOs should be at risk and tied to a combination of long-term and short-term Company performance.
In establishing a mix of fixed-to-variable compensation, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance, while also providing compensation opportunities that are competitive with employment opportunities available to the executive. In particular, the Committee expects that performance at the high-end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low-end of ranges will result in overall compensation that is less than that available from competitors with more successful performance.
The following charts show the percentage of the target total direct annual compensation for Mr. Iger and all other NEOs that is variable or at risk versus being fixed with respect to fiscal 2025. At risk compensation includes both the target performance-based cash bonus and equity awards while the only fixed component of pay is base salary.

CEO – MR. IGER	Non-CEO NEOs

CEO – MR. IGER	Non-CEO NEOs

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PERFORMANCE PLAN PAYOUT HISTORY
For fiscal 2025, the CEO continued receiving 60% of his annual long-term incentive grant in the form of PBUs. For NEOs other than the CEO, their PBU weighting also remained the same, at 50%. Due to below-threshold TSR performance (for fiscal 2021 - 2024) and performance between the threshold and target (for fiscal 2025) relative to the S&P 500, our executives have received below-target payouts of annual PBUs in each of the last five years. The table below reflects the vesting of the annual PBU grants vesting over the last five years, all of which resulted in below-target payouts.
1Excludes: (i) Mr. Iger’s November 2022 new hire PBU grant, which paid out at 49% of target and (ii) Ms. Schake’s September 2022 promotional PBU grant, which paid out at 107% of target.
See the section below titled “— Fiscal 2025 Compensation Decisions — Equity Incentive Grants — Recent PBU Payout Detail” for further discussion of the most recent PBU payout calculations.

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Executive Compensation Decision Making
COMPENSATION PROCESS
The following table outlines the process for determining annual compensation awards for NEOs:

SALARIES	PERFORMANCE-BASED BONUS

•Annually at the end of the calendar year, the CEO recommends salaries for NEOs other than himself for the following calendar year
•Compensation Committee reviews proposed salary changes with input from its consultant (described under the section below titled “— Compensation Consultant”)
•Committee determines annual salaries for all NEOs
•Committee reviews determinations with the other non-management Directors

•Compensation Committee participates in regular Board review of operating plans and results and review of annual operating plan at the beginning of the fiscal year
•Management recommends financial and other performance measures, weightings and ranges
•Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from its consultant and approves performance measures and ranges that it believes establish appropriate goals
•CEO recommends bonus targets for NEOs other than himself
•Early in the fiscal year, the Committee reviews bonus ranges with input from its consultant and, considering the targets established by employment agreements and competitive conditions, determines bonus target opportunity as a percentage of fiscal year-end salary for each NEO
•After the end of the fiscal year, management presents financial results to the Committee
•CEO recommends OPF multipliers for NEOs other than himself
•Committee reviews the results and determines whether to make any adjustments to financial results, determines OPF multipliers for NEOs and establishes bonus after reviewing information provided by management
•Committee reviews determinations with the other non-management Directors and, in the case of the CEO, seeks their concurrence in the Committee’s determination

EQUITY AWARDS

•In the first fiscal quarter, the CEO recommends grant date fair value of awards for NEOs other than himself
•Compensation Committee reviews proposed awards with input from its consultant and reviews with other non-management Directors
•Committee determines the dollar values of awards
•Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award and, in the case of PBUs, a Monte Carlo model based on the probable outcome of the performance conditions as of the grant date

MANAGEMENT INPUT
In addition to the CEO recommendations described above, management regularly:
•provides data, analysis and recommendations to the Compensation Committee regarding the Company’s executive compensation programs and policies;
•administers those programs and policies as directed by the Committee;
•provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company’s objectives;
•brings perspectives on talent needs for the business, as well as operating objectives that provide context for pay; and
•recommends changes to compensation programs if needed to help achieve program objectives.
The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

COMPENSATION CONSULTANT
Consistent with recent years, the Compensation Committee retained Pay Governance LLC as its compensation consultant for fiscal 2025. The consultant assists the Committee’s development and evaluation of compensation policies and practices and the Committee’s determinations of compensation awards through various services, including providing third-party data, advice and expertise on proposed executive compensation awards and plan designs; reviewing briefing materials prepared by management and outside advisers; and advising the Committee on the matters included in these materials and preparing its own analysis of compensation matters.
The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.
The Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant’s independence to determine whether the consultant is independent. The Committee assessed Pay Governance LLC’s independence in June 2025 and confirmed that the firm’s work has not raised any conflict of interest and the firm is independent. Pay Governance LLC does not provide any services to the Company other than the services provided to the Compensation Committee.
Fiscal 2025 Compensation Decisions
This section discusses the specific decisions made by the Compensation Committee in fiscal 2025 with respect to executive compensation. These decisions were made taking into consideration shareholder feedback received as the Board and members of management engaged in extensive outreach to shareholders as part of our robust shareholder engagement program. The Board took several actions in response to the shareholder feedback received, as described in more detail under the section titled “Proxy Summary — Shareholder Engagement.”
ANNUAL INCENTIVE PLAN
The Annual Incentive Plan is a performance-based bonus that rewards NEOs for enterprise-wide financial performance (weighted 70%), as well as non-financial OPFs (weighted 30%). Performance for OPFs is determined for each NEO on an individual basis. The Compensation Committee normally develops performance goals for each fiscal year early in that year and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.
Performance Goals
Financial Performance (70%)
In December 2024, the Compensation Committee reviewed the annual performance-based bonus program. The Committee determined to retain the financial measures and relative weights for calculating the portion of the NEO bonuses that is based on financial performance as follows:
•adjusted total segment operating income: 50%
•adjusted revenue: 25%
•adjusted after-tax free cash flow: 25%
The Committee also developed performance ranges for each of the measures in December 2024. These ranges are used to determine the multiplier that is applied to 70% of each NEO’s target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of these three measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at or above the top end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents satisfactory performance, below which no award would be provided.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

With our desire to deliver strong results for our shareholders and increase rigor in our financial targets for fiscal 2025, the Committee increased targets year-over-year for adjusted total segment operating income and adjusted revenue by 12.9% and 1.2%, respectively. In addition, to further drive performance in fiscal 2025, the Committee narrowed the performance ranges for adjusted total segment operating income and adjusted revenue by increasing the performance thresholds, which raises the bar required for a minimum bonus payout for these metrics. Due to significant planned capital expenditures at our Experiences segment (e.g., the design, build and preparation of multiple cruise ships), which will help to position the business for long-term growth and shareholder value creation, the Compensation Committee set adjusted after-tax free cash flow below both fiscal 2024 target and actual results. The following table shows the performance ranges approved by the Committee for fiscal 2025 and actual performance (dollars in millions).

	Fiscal 2025 Performance Threshold ($)	Fiscal 2025 Performance Target ($)	Fiscal 2025 Performance Maximum ($)	Fiscal 2025 Actual Performance ($)	Fiscal 2025 Actual Performance Payout as % of Target	Year-Over-Year Change in Actual Performance

Adjusted Total Segment Operating Income[1]	14,043	16,329	18,615	17,472	150%	+12%
Adjusted Revenue[2]	86,106	92,587	99,068	94,199	125%	+3%
Adjusted After-Tax Free Cash Flow[3]	3,464	6,464	9,464	8,273	160%	-4%
1For purposes of the annual performance-based bonuses, “adjusted total segment operating income” was defined as total segment operating income and reflects adjustments, if any, described under the section “— Evaluating Performance” below. “Total segment operating income” consists of the total of segment operating income from each of our segments, which is equivalent to income from continuing operations before income taxes, adjusted for corporate and unallocated shared expenses, equity in the loss of the India joint venture, restructuring and impairment charges, net other (income) expense, net interest expense and amortization of TFCF Corporation (“TFCF”) and Hulu intangible assets and fair value step-up on film and television costs.
2For purposes of the annual performance-based bonuses, “adjusted revenue” was defined as revenue and reflects the adjustments described under the section “— Evaluating Performance” below.
3For purposes of the annual performance-based bonuses, “adjusted after-tax free cash flow” was defined as cash provided by operations less investments in parks, resorts and other properties, all on a consolidated basis and reflects the adjustments described under the section “— Evaluating Performance” below.
Other Performance Factors (30%)
OPFs are non-financial metrics that make up the remaining 30% of each NEO’s target bonus based on individual performance against key strategic goals for the Company. We believe the mix between key financial and strategic factors is appropriate, given that the majority of the bonus opportunity is focused on Company financial performance, while still recognizing the importance that OPFs have on establishing a successful culture that supports the Company’s strategic goals.
All three OPFs for the fiscal 2025 annual bonus have an equal weighting. The Compensation Committee established the following factors based on the strategic objectives of the Company:
•Talent Strategy – Intentionally drive a highly engaged workforce through exemplary leaders, who uphold our Company values, drive business success, value diverse perspectives, cultivate an inclusive environment where all employees can thrive and sustain a robust talent pipeline to ensure long-term organizational success.
•Synergy – Through the power of collaboration and connection, energize our businesses to synthesize their brands, content and products to strategically and holistically deliver world-class entertainment and experiences to consumers, fans and employees that is uniquely Disney.
•Storytelling & Creativity – Delight, excite and inspire our fans, guests and employees through authentic storytelling and creative experiences, which strengthen long-term engagement and brand loyalty.
The Committee conducts a comprehensive and rigorous performance evaluation on these OPFs on a discretionary basis, using the above objectives as strategic guidelines and assessing and measuring progress on these pre-defined objectives.

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Evaluating Performance
The Compensation Committee reviewed the overall operating results of the Company in fiscal 2025, evaluating them against the bonus plan performance ranges developed by the Committee early in the fiscal year. In setting targets, the Committee excluded any potential total segment operating income or revenue results from India, as the Company was in the process of selling its India operations to Reliance Industries' Viacom18 and the exact impact on results could not be determined. Accordingly, for incentive purposes, the Committee adjusted down both total segment operating income and revenue performance by $79 million and $226 million, respectively, to exclude results from India.
In addition, the Committee made two adjustments to after-tax free cash flow performance for incentive purposes: (i) an upward adjustment of $71 million to account for non-recurring cash restructuring and impairment payments and (ii) a downward adjustment of $1,875 million to account for the impact of an income tax deferral, as well as legislation changes. In total, after-tax free cash flow was adjusted downward by $1,804 million for incentive calculation purposes.
Financial Performance (70%)
As a result of the efforts of our teams, our businesses delivered strong results this year, with above-target adjusted total segment operating income performance and at-target adjusted revenue and adjusted after-tax free cash flow performance. The weighted average of these factors resulted in above-target financial performance for the Company at 146% in fiscal 2025 compared to a weighted financial performance factor of 129% in fiscal 2024.
Other Performance Factors (30%)
With respect to the OPFs, the Committee recognizes the strong performance achieved this fiscal year and that the NEOs delivered results on these key strategic objectives, including:
TALENT STRATEGY
•Employee Experience Surveys, which are broadly distributed to employees and measure internal sentiment around Enablement and Company Pride, saw scores reach all-time highs.
•In response to the devastating Los Angeles area wildfires, Disney Human Resources immediately stood up a cross-functional support team for hundreds of employees and their families, providing critical resources such as daily essentials, housing, emotional and well-being support, and financial assistance.
•Launched “The Scene,” a platform designed to help employees feel more connected, both in-person and virtually, by driving engagement at Company events.
•Leveraged executive coaching to support development within our executive population, which had the highest uptake of any executive course on offer to date, and exceeded uptake at similarly-sized companies by 10+ percentage points.
SYNERGY
•Launched ESPN tile on Disney+ in December 2024, marking a major technical and strategic milestone that expanded ESPN distribution beyond the ESPN and Hulu platforms and laid the groundwork for ESPN DTC integrations on Disney+ in August 2025.
•Consumer Products enhanced the Company’s digital presence through the rollout of Epic Games integrations including ESPN Islands and Star Wars: Tales of the Underworld in Fortnite.
•Lilo & Stitch was our second-largest merchandise franchise for Consumer Products, behind only Mickey Mouse.
STORYTELLING & CREATIVITY
•Released two $1 billion theatrical blockbusters in fiscal 2025, with Moana 2 earning $1.1 billion in global box office, and Lilo & Stitch earning $1.0 billion, making them the only MPA titles to reach the billion-dollar mark during that period.
•ESPN negotiated new deals to strengthen our industry-leading portfolio and direct-to-consumer proposition, including an equity deal for ESPN to acquire the NFL Network and certain other media assets owned and controlled by the NFL.
•In collaboration with Miral, announced plans for Disney’s seventh theme park coming to Abu Dhabi, which will combine our iconic stories and characters with Abu Dhabi’s vibrant culture, all within a 4-hour flight from one-third of the world’s population. We also introduced our newest cruise ship, the Disney Treasure, and began celebrations for the 70th anniversary of Disneyland.

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Measuring Individual Contributions
Given the enterprise-wide nature of the OPFs and the contributions of each NEO, the Committee established an OPF score of 142% for all NEOs for fiscal 2025 based on individual contributions listed below.
Robert A. Iger (Chief Executive Officer)
Performance Highlights
•Led global box office for the ninth time in the past ten years, with the top two MPA grossing films in fiscal 2025: Moana 2, earning $1.1 billion in global box office, and Lilo & Stitch, earning $1.0 billion
•Prevailed in arbitration proceedings against Comcast to close the acquisition of Hulu, thereby enabling the launch of Hulu internationally
•Launched ESPN Unlimited, marking the most impactful evolution in ESPN’s 46-year history, with all 12 ESPN networks now available direct-to-consumer, while significantly enhancing the capabilities of the ESPN app (e.g., “SC For You,” an AI-powered version of our flagship program SportsCenter personalized for millions of fans)
•Led Disneyland’s 70th anniversary celebration by ringing the New York Stock Exchange opening bell on Main Street as both a tribute to its legacy and a demonstration of our continued innovation, such as launching new attractions like Tiana’s Bayou Adventure, which aim to better position our parks for the future
Hugh F. Johnston (Senior Executive Vice President and Chief Financial Officer)
Performance Highlights
•Closed an $8.5 billion agreement to merge Star India with Reliance Industries' Viacom18, as well as commercial agreements securing long-term distribution and monetization of TWDC-owned content in India
•Signed definitive agreements for Hulu+ Live TV with FuboTV, creating the second largest virtual pay-TV provider in the U.S.
•Continued to promote workplace storytelling through environmental branding, deepening emotional connection to our brands
Horacio E. Gutierrez (Senior Executive Vice President, Chief Legal and Global Affairs Officer)
Performance Highlights
•Secured a favorable outcome in Hulu arbitration, which resulted in the acquisition of Comcast’s equity stake in Hulu
•Supported the negotiation of ESPN’s deal with the NFL and the acquisition of Fubo, leading the development of the accompanying regulatory and government relations strategy
•Advanced ongoing strategic investment into our Experiences segment across the Company’s parks and cruise operations
Sonia L. Coleman (Senior Executive Vice President and Chief People Officer)
Performance Highlights
•In response to the devastating Los Angeles area wildfires, led support teams for hundreds of employees and their families, providing critical resources such as daily essentials, housing, emotional and well-being support, and financial assistance
•Led integration of Twentieth Television and ABC Signature to deliver savings and efficiency, energizing the combined studio's creative teams. The development and production teams across Hulu Originals, ABC and Freeform also came together, with the direction of People & Culture, under common leadership to drive a unified general entertainment strategy for the Company
•Focused global efforts on the overall employee experience, including the launch of the Global EX Showcase to scale best practices. These large-scale initiatives delivered sustained sentiment gains and exceptional retention, with most cast members indicating their long-term commitment to the Company and recommending Disney Experiences as a great place to work

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Kristina K. Schake (Senior Executive Vice President and Chief Communications Officer)
Performance Highlights
•Successfully planned and executed a culture-change strategy and employee engagement plan for NYC employees moving into our new HQ at 7 Hudson Square, focusing on synergy, collaboration and a unified employee experience
•Showcased the Company’s exemplary reputation, workplace environment and executive leadership with a robust awards and editorial strategy, contributing to the Company being recognized as one of Fortune’s America’s Most Innovative Companies
•Led storytelling efforts around milestone celebrations that showcased Disney’s legacy and innovation, such as Disneyland’s 70th anniversary and the announcement of plans for our newest theme park in Abu Dhabi
Calculating Payout
The 2025 annual performance-based bonuses awarded to our NEOs were calculated as follows:

Base Salary	X	Individual Target Annual Bonus %	X	OPF Rating	X	Financial Performance	=	Final Annual Bonus
				Weighted 30%		Weighted 70%

Individual	Company-Wide
Final 2025 Bonus Payouts
The table below calculates the final bonus payouts for the NEOs for the fiscal year. Considering the significant achievements of our executives mentioned above, our bonus payout calculations yielded above-target payouts for fiscal 2025.

NEO	Base Salary ($)	Target Bonus (as % of base salary)	Financial Performance (weighted 70%)	OPF Rating (weighted 30%)	Final Annual Bonus Payout ($)

Robert A. Iger Chief Executive Officer	1,000,000	500%	146%	142%	7,250,000
Hugh F. Johnston Senior Executive Vice President and Chief Financial Officer	2,000,000	200%	146%	142%	5,800,000
Horacio E. Gutierrez Senior Executive Vice President, Chief Legal and Global Affairs Officer	1,545,000	200%	146%	142%	4,480,000
Sonia L. Coleman Senior Executive Vice President and Chief People Officer	1,000,000	175%	146%	142%	2,540,000
Kristina K. Schake Senior Executive Vice President and Chief Communications Officer	830,000	150%	146%	142%	1,800,000

50	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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EQUITY INCENTIVE GRANTS
The Compensation Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that generally extend for three years and include PBUs, whose value depends on Company performance, including TSR performance relative to the S&P 500 Media & Entertainment Index (for awards granted in fiscal 2025) and the S&P 500 (for awards granted in fiscal 2023 and 2024). These awards provide incentives to create and sustain long-term growth in shareholder value. The combined value of stock options, PBUs and RSUs is determined by the Committee in light of employment agreement provisions, competitive market conditions, an evaluation of each executive’s performance and our CEO’s recommendation (except awards for the CEO). Equity awards from prior years generally do not impact equity awards made in a current fiscal year.
The Committee approved changes to our fiscal 2025 PBU plan aimed at driving business results by emphasizing financial metrics that align with our strategic focus areas and are key value drivers of our business. For fiscal 2025, the Committee maintained ROIC and relative TSR metrics while adding a profitability metric that is key to value creation – Adjusted EPS Growth. Adjusted EPS Growth is an important financial metric for the Company, as it provides a direct link between Company performance and value. Adjusted EPS Growth is also a highly visible performance metric that is closely monitored by shareholders. ROIC will continue to measure the return on our capital investments and relative TSR will continue to evaluate our performance relative to a market index.
In consideration of shareholder feedback, beginning with awards granted in fiscal 2025, our TSR performance will be measured relative to the S&P 500 Media & Entertainment Index, a more focused TSR comparator group of companies with similar industry dynamics as the Company, which we believe provides a more accurate representation of our relative performance than a more broad-based index such as the S&P 500 Index used in previous equity program designs.
The Committee believes the revised program design aligns with our principles of utilizing financial metrics that motivate our NEOs to deliver operational excellence and create value for our shareholders. These changes were made considering practices at companies in our peer group and the broader market, as well as input from management, discussions with shareholders and the Committee’s independent compensation consultant.
Equity Vehicle Mix
The allocation of annual equity awards for our CEO and other NEOs in fiscal 2025 is shown in the graphics below:

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Time-Based Restricted Stock Units
25% for other NEOs only
RSUs provide retention value to our senior executives and align interests with our shareholders. In fiscal 2025, Mr. Iger did not receive RSUs as part of his equity allocation, as the Committee determined that all of Mr. Iger’s equity awards should provide compensation conditioned upon the achievement of performance designed to promote growth in shareholder value. Other NEOs receive 25% of their total equity value in RSUs to provide a market-based retention incentive. RSUs generally vest one-third per year over three years.
Stock Options
40% for CEO; 25% for other NEOs
Stock options incentivize sustained growth in long-term stock appreciation and align interests with our shareholders. This allocation reflects the portion of equity that the Committee believes should be entirely linked to increasing the value of our stock. The exercise price is equal to the average of the high and low trading prices on the grant date of the award. Option re-pricing without shareholder approval is prohibited. Options generally vest one-third per year over three years and have a ten-year term from the grant date.
Performance-Based Restricted Stock Units
60% for CEO; 50% for other NEOs
PBUs align pay and performance by ensuring that shares are only earned when specified relative and Company-specific performance criteria intended to enhance long-term shareholder value are met. PBUs are denominated and settled in shares of Company stock, thereby providing a further incentive to increase shareholder value. As pay-for-performance alignment is key to the Committee, PBUs are weighted the highest of the three equity vehicles. As described above, payout for the fiscal 2025 PBUs is based on the following performance criteria:
•Average adjusted EPS growth performance: 50%
•TSR performance relative to the S&P 500 Media & Entertainment Index: 25%
•ROIC performance: 25%
ROIC for the Company is calculated by dividing Annual After-Tax Operating Performance by the average of Invested Capital at the end of such fiscal year and the end of the immediately prior fiscal year. Annual After-Tax Operating Performance is calculated as the sum of segment operating income for each segment and corporate and unallocated shared expenses, minus tax at 21% on segment operating income and corporate and unallocated shared expenses. Invested Capital is defined as the remainder of Disney’s total assets at fiscal year-end minus the sum of: (i) Disney’s cash, cash equivalents and restricted cash as of the last day of the fiscal year, (ii) Disney’s deferred tax assets and (iii) Disney’s Non-Interest Bearing Liabilities. ROIC for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors as the Committee deems appropriate to fairly reflect ROIC for the applicable fiscal year.
Performance is measured over a three-year performance period for all NEOs. In fiscal 2020 through 2022, PBUs vesting subject to ROIC performance had three 1-year performance periods. Starting with the fiscal 2023 PBU grant, all ROIC PBUs now have a single three-year performance period.
We set rigorous targets designed to provide payouts for performance that delivers value creation. Potential payouts for awards range from 0% if performance is under threshold up to 200% if performance is at or above maximum. As prospective performance targets are central to our business strategy, for competitive reasons we do not publicly disclose long-term goals for the ROIC portion of our PBUs for ongoing performance periods. For the portion vesting subject to TSR relative to the S&P 500 Media & Entertainment Index (for fiscal 2025 PBUs) or the S&P 500 (for PBUs granted prior to fiscal 2025), payout at target requires performance at the 55th percentile of the relevant index.

Payout as a % of Target	Performance – TSR Percentile Relative to Relevant Index

200%	75th Percentile or Above
100%	55th Percentile
50%	25th Percentile
0%	Below 25th Percentile

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Effect of Change in Control, Retirement and Certain Terminations
NEOs receive the benefit of certain vesting rights with respect to their equity awards in connection with certain terminations of employment, including retirement after attaining age 60 and completing ten years of service, that are more fully described under the section below titled “— Compensation Tables — Potential Payments and Rights on Termination or Change in Control.”
Recent PBU Payout Detail
PBUs Vested in Fiscal 2025 (Mr. Iger & Mr. Gutierrez)
As disclosed in last year’s proxy statement, for awards granted in fiscal 2022 (December 2021 for Mr. Iger and March 2022 for Mr. Gutierrez) and vested in fiscal 2025 (December 2024), TSR performance relative to the S&P 500 was below the threshold, resulting in no payout for 50% of the award.
For the 50% of the award that vested subject to ROIC performance, there were three one-year performance periods for fiscal 2022, fiscal 2023 and fiscal 2024. Fiscal 2024 had a threshold, target and maximum ROIC of 4.0%, 6.5% and 7.8%, respectively. Actual fiscal 2024 performance was 7.0%, resulting in a 137.72% payout for the fiscal 2024 portion. Fiscal 2023 and 2022 paid out at 106.75%, and 196.09% of target, respectively, resulting in a three-year average of 146.86% of target. This was the final PBU grant with three 1-year ROIC performance periods. In fiscal 2023, we reverted to granting ROIC PBUs with a single 3-year performance period.
Overall, fiscal 2022 PBUs for Mr. Iger and Mr. Gutierrez paid out at:

TSR vs. S&P 500 Payout: 0% of target	+	ROIC Payout: 146.86% of target	=	Total PBU Payout: 73.43% of target
Weighted 50%		Weighted 50%		Fiscal 2022 PBU Payout

In addition, in connection with assuming her current role, Ms. Schake was granted PBUs in fiscal 2022 (September 2022) that vested 50% based on TSR versus S&P 500 over the three-year period ending in late fiscal 2025 (i.e., a different performance period than the above fiscal 2022 PBUs) and 50% based on average ROIC performance over three one-year performance periods for fiscal 2022, fiscal 2023 and fiscal 2024. TSR performance exceeded 35% of the S&P500, resulting in a 66.3% payout. The ROIC portion of Ms. Schake’s fiscal 2022 PBUs was earned at 146.86% of target, as described above. These PBUs had a total payout of 106.58% of target and cliff vested on September 28, 2025.
Mr. Iger’s November 2022 PBUs Vested in Fiscal 2025
As disclosed in last year’s proxy statement, for the award granted to Mr. Iger in fiscal 2023 (November 2022) and vested in fiscal 2025 (November 2024), TSR performance relative to the S&P 500 was below threshold and therefore no payout was earned for 50% of the award.
For the 50% of the award that vested subject to ROIC performance, there was a single two-year performance period for fiscal 2023 and fiscal 2024. Threshold, target and maximum ROIC were 4.0%, 6.5% and 7.8%, respectively. Actual two-year ROIC performance was 6.36%, resulting in a 97.77% payout for the ROIC portion of Mr. Iger’s fiscal 2023 ROIC PBUs.
Overall, Mr. Iger’s fiscal 2023 PBUs paid out at:

TSR vs. S&P 500 Payout: 0% of target	+	ROIC Payout: 97.77% of target	=	Total PBU Payout: 48.89% of target
Weighted 50%		Weighted 50%		Mr. Iger’s Fiscal 2023 PBU Payout

PBUs Vested in Fiscal 2026 (Mr. Gutierrez & Ms. Schake)
For awards granted to Mr. Gutierrez and Ms. Schake in fiscal 2023 (December 2022) and vested in fiscal 2026 (December 2025), TSR performance relative to the S&P 500 was in the 36th percentile of S&P 500 companies, resulting in a 68.64% payout for the TSR portion of fiscal 2023 TSR PBUs for Mr. Gutierrez and Ms. Schake.

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For the 50% of the award that vested subject to ROIC performance, there was a single three-year performance period for fiscal 2023, fiscal 2024 and fiscal 2025. Threshold, target and maximum ROIC were 4.6%, 7.1% and 8.4%, respectively. Actual three-year ROIC performance was 6.8%, resulting in a 94.87% payout for the ROIC portion of fiscal 2023 ROIC PBUs for Mr. Gutierrez and Ms. Schake.
Overall, fiscal 2023 PBUs for Mr. Gutierrez and Ms. Schake paid out at:

TSR vs. S&P 500 Payout: 68.64% of target	+	ROIC Payout: 94.87% of target	=	Total PBU Payout: 81.75% of target
Weighted 50%		Weighted 50%		Fiscal 2023 PBU Payout

In addition, in connection with assuming her current role, Ms. Coleman was granted PBUs in fiscal 2023 (June 2023) that vest 50% based on TSR versus S&P 500 over the three-year period ending in June of fiscal 2026 (i.e., a different performance period than the above fiscal 2023 PBUs) and 50% based on average ROIC performance over one three-year performance period for fiscal 2023, fiscal 2024 and fiscal 2025. The ROIC portion of Ms. Coleman’s fiscal 2023 PBUs will be earned at 94.87% of target, as described above. These PBUs will cliff vest on June 23, 2026.
Fiscal 2025 Equity Grants
Our NEOs received long-term incentive grants for fiscal 2025 to further incentivize continued transformational leadership. We believe these awards are reflective of the accomplishments and business highlights for fiscal 2025 inclusive of continued strength at the global box office, the launch of ESPN Unlimited and expansion projects underway at each of our theme parks. In determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company’s common stock with the dilutive effect of equity compensation awards. The table below reflects each NEO’s total long-term incentive grant for fiscal 2025.

NEO	Stock Options ($)	RSUs ($)	PBUs ($)	Total Fiscal 2025 Equity Award ($)

Robert A. Iger Chief Executive Officer	14,000,000	—	21,000,000	35,000,000
Hugh F. Johnston Senior Executive Vice President and Chief Financial Officer	3,062,500	3,062,500	6,125,000	12,250,000
Horacio E. Gutierrez Senior Executive Vice President, Chief Legal and Global Affairs Officer	2,536,250	2,536,250	5,072,500	10,145,000
Sonia L. Coleman Senior Executive Vice President and Chief People Officer	936,250	936,250	1,872,500	3,745,000
Kristina K. Schake Senior Executive Vice President and Chief Communications Officer	862,500	862,500	1,725,000	3,450,000

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Changes to Employment Contracts1
Given their strong performance in executing Company strategy, and in order to retain our key senior leadership to promote a successful CEO succession process, the Compensation Committee approved amendments to the employment contracts for Ms. Coleman, Ms. Schake, Mr. Gutierrez and Mr. Johnston.
Contract Amendment – Sonia L. Coleman
On September 27, 2025, the Company and Ms. Coleman entered into an amendment to Ms. Coleman’s employment agreement, extending the term of Ms. Coleman’s employment from April 7, 2026 to June 30, 2028. Additionally, effective September 27, 2025 the amendment changed Ms. Coleman’s: (i) title to Senior Executive Vice President and Chief People Officer, (ii) base salary to $1 million, (iii) target annual bonus opportunity to 175% of base salary, commencing with respect to the Company’s fiscal year 2025 and (iv) target long-term incentive award of 375% of base salary, commencing with respect to the Company’s fiscal year 2026. The changes in compensation for Ms. Coleman reflect her instrumental role in advancing the Company’s talent and culture initiatives and her continued strong performance in supporting the Company’s strategic goals and will help to ensure a successful CEO succession process.
Contract Amendment – Kristina K. Schake
On October 15, 2025, the Company and Ms. Schake entered into an amendment to Ms. Schake’s employment agreement, extending the term of Ms. Schake’s employment from June 29, 2026 to June 30, 2027. Additionally, effective October 15, 2025, the amendment increased Ms. Schake’s annual base salary to $875,000. Ms. Schake’s target annual bonus opportunity and target long-term equity incentive award value were unchanged.
Contract Amendment – Horacio E. Gutierrez
On November 4, 2025, the Company and Mr. Gutierrez entered into an amendment to Mr. Gutierrez’s employment agreement, changing his title to Senior Executive Vice President, Chief Legal and Global Affairs Officer, and extending the term of Mr. Gutierrez’s employment from December 31, 2026 to September 30, 2028. Beginning in fiscal 2026, Mr. Gutierrez’s target annual long-term equity award will increase to $12,365,000. Mr. Gutierrez’s annual base salary and target annual bonus opportunity will remain unchanged.
Contract Amendment – Hugh F. Johnston
On November 10, 2025, the Company and Mr. Johnston entered into an amendment to Mr. Johnston’s employment agreement, extending the term of Mr. Johnston’s employment from December 31, 2026 to January 31, 2029. Additionally, beginning in fiscal 2026, the amendment increased Mr. Johnston’s target long-term equity incentive annual award value to $16,500,000. Mr. Johnston’s annual base salary and target annual bonus opportunity will remain unchanged.
__________________________________
1Amended contracts for Mr. Gutierrez and Mr. Johnston also clarified terms previously approved by the Committee and disclosed publicly that if employment for either Mr. Gutierrez or Mr. Johnston ends on or after December 31, 2026, any equity awards granted on January 15, 2025 or during fiscal 2026 will continue to vest and remain exercisable as if their employment had ended on their scheduled expiration date of December 31, 2026, notwithstanding the extension of the employment contract.

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Other Compensation Information
Risk Management Considerations
The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:

Financial Performance Measures	The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.

Limit on Bonus	The overall bonus payout opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.

Equity Vesting Periods
PBUs generally vest in three years. RSUs and options generally vest annually over three years, in line with market practice and to provide retentive value. Options remain exercisable for ten years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.

Equity Ownership Guidelines
NEOs are required to acquire within five years of becoming an executive officer and hold as long as they are executive officers of the Company, shares (including RSUs) having a value of at least three times their base salary amounts, or five times in the case of the Chief Executive Officer. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of 12 months. Based on holdings of units and shares, excluding PBUs, on January 15, 2026, each NEO then in office complied with these policies, either by meeting the minimum holding requirement or by remaining within the time period to build up equity holdings.

CEO Security & Aircraft Usage
Given the CEO’s importance to the Company and shareholder interests, and with the unique security risks posed by the position, we work with a leading third-party security consultant to assess such risk. The consultant has consistently found bona-fide, business-related security concerns for Mr. Iger and has worked with our internal security teams on the design of a security program for Mr. Iger that enhances his safety, aligning with the interests of the Company and our shareholders. The Company reviews the nature and cost of the program in relation to the security profile and believes that the cost of security services (e.g., security guards) and equipment for the CEO are reasonable under the circumstances and in the best interest of the Company and our shareholders. In addition, given the aforementioned security concerns, the Board requires the CEO to solely use corporate aircraft for both business and personal travel.

Insider Trading Compliance Policy and Program
The Company’s insider trading compliance policy and program (the “ITCP”) governs the purchase, sale and other dispositions of its securities by Directors, officers and employees, as well as by the Company itself. The Company believes these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards.

No Hedging or Pledging
The ITCP prohibits Directors, NEOs and all others subject to the ITCP from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities and prohibits certain persons, including Directors and the NEOs, from pledging Company securities. Company securities that were previously pledged by an individual who was not a Section 16 filer at the time of such pledge are not subject to this prohibition.

Clawback Policy Beyond Dodd-Frank
In connection with the SEC’s and New York Stock Exchange’s rules requiring adoption of a clawback policy applicable to incentive-based compensation for Section 16 officers of listed companies, the Company has adopted The Walt Disney Company Clawback Policy, and current Section 16 officers of the Company have agreed in writing that employment agreements and other compensation agreements and plans are subject to the policy. Under such policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. In addition, under the 2011 Stock Incentive Plan, all equity awards granted under the plan, including time-based and performance-based awards, may be clawed back where there is reputational or financial harm to the Company, even in the absence of a restatement.

Equity Grant Processes	The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information (“MNPI”), and the Company does not time the release of MNPI based upon grant dates of equity. In the event MNPI becomes known to the Compensation Committee before granting an equity award, the Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.

56	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Equity awards are generally approved on dates the Compensation Committee meets and vesting dates are determined by the Compensation Committee. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of MNPI regarding the Company. The Committee may make an award with an effective date in the future, including awards contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event. During fiscal 2025, the Company did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company current report on Form 8-K that disclosed any MNPI.
At the Compensation Committee’s request, management conducted its annual assessment of the risk profile of our compensation programs in December 2025. The assessment included an inventory of the compensation programs at each of the Company’s segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company.
Management provided the results of this assessment to Pay Governance LLC, the Committee’s compensation consultant, which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.
Peer Groups
SUMMARY OF PEER GROUPS
The following graph summarizes the three distinct peer groups we use for three distinct purposes and the companies that met these criteria and were included in the peer groups at the beginning of fiscal 2025, described in more detail below:

General Industry Peers (n=18)

Media Industry Peers (n=8)	Performance Peers

•Alphabet Inc. •Amazon.com, Inc. •Apple Inc. •Comcast Corporation •Meta Platforms, Inc. •Netflix, Inc. •Paramount Skydance Corporation •Warner Bros. Discovery, Inc.
•AT&T Inc.
•Charter Communications, Inc.
•International Business Machines Corporation
•Microsoft Corporation
•NIKE, Inc.
•Oracle Corporation
•Salesforce, Inc.
•T-Mobile US, Inc.
•Uber Technologies, Inc.
•Verizon Communications Inc.
•S&P 500 Media & Entertainment Index

MEDIA INDUSTRY PEERS
The media industry peer group helps evaluate compensation levels for the NEOs. The Compensation Committee believes that there is a limited pool of talent with the set of creative, technological and organizational skills needed to run a global creative organization like the Company and understands that executives with the background needed to manage a company such as ours have career options with compensation opportunities that normally exceed those available in most other industries. The market for executive talent to lead the Company, and the group against which to compare our executive compensation, is best represented by the companies in our media industry peer group.

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GENERAL INDUSTRY PEERS
The general industry peer group helps evaluate compensation levels for the NEOs, as well as general compensation structure, policies and practices. Because our operations span multiple industries, the Compensation Committee believes that a consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of General Industry Peers that is broader than the Media Industry Peers.
The peer group used for establishing compensation structure, policies and practices consists of companies that have:
•A consumer orientation and/or strong brand recognition;
•A global presence and operations;
•A focus on technology, given the Company’s accelerated pivot towards digital;
•Annual revenue no less than 40% and no more than two and a half times our annual revenue; and
•As a general matter, a market capitalization in the range of approximately one-quarter to four times our market capitalization.
Additionally, the general industry peer group includes companies that do not meet the revenue or market cap test, but that are included in the peer groups used by one or more of the Media Industry Peers. For fiscal 2025, the Company added Uber Technologies, Inc. to its general industry peer group due to its technology focus, global business-to-consumer market, growth trajectory and transaction-heavy platform that aligns with several of the Company’s key competencies. The Committee will continue to monitor the competitive landscapes in which the Company’s various business units operate and implement changes to the peer group as it deems appropriate.
PERFORMANCE PEERS
The performance peers help evaluate relative economic performance of the Company. The overall financial performance of the Company is driven by the Company’s diverse businesses, which compete in multiple sectors of the overall market. The Compensation Committee has historically used the S&P 500 as a benchmark for measuring relative performance in our PBU program. However, beginning in fiscal 2025, the Committee has moved to a more focused comparator group, the S&P 500 Media & Entertainment Index.
Deductibility of Compensation
For taxable years commencing after 2017, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid to any person whose compensation was required to be included in the Company proxy statement for any fiscal year after 2016 because such person was either the Company’s Chief Executive Officer or Chief Financial Officer or was one of the Company’s three other most highly compensated executive officers for such fiscal year. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person in any fiscal year after fiscal 2018, such excess amount is likely to be non-deductible by the Company for federal income tax purposes.
Compensation Committee Report
The Compensation Committee has:
1.reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management; and
2.based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K, amendment to its annual report on Form 10-K/A and proxy statement relating to the 2026 Annual Meeting of Shareholders.
Members of the fiscal 2025 Compensation Committee
Mary T. Barra (Chair)
Carolyn N. Everson
Maria Elena Lagomasino

58	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Compensation Tables
Fiscal 2025 Summary Compensation Table
The following table provides information concerning the total compensation earned in fiscal 2023 (except for Mr. Johnston), fiscal 2024 and fiscal 2025 by persons who served as Chief Executive Officer or Chief Financial Officer and the three other persons serving as executive officers at the end of fiscal 2025 who were the most highly compensated executive officers of the Company in fiscal 2025. The five officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert A. Iger[2] Chief Executive Officer; Former Executive Chairman	2025	1,000,000	—	21,000,057	14,000,006	7,250,000	—	2,592,511	45,842,574
	2024	1,000,000	—	18,253,079	12,000,027	7,220,000	495,142	2,145,767	41,114,015
	2023	865,385	—	16,103,421	10,000,027	2,140,000	—	2,478,333	31,587,166
Hugh F. Johnston[3] Senior Executive Vice President and Chief Financial Officer	2025	2,000,000	—	9,187,951	3,062,532	5,800,000	—	118,292	20,168,775
	2024	1,653,846	3,000,000	10,500,083	3,500,009	5,750,000	—	84,735	24,488,673
Horacio E. Gutierrez Senior Executive Vice President, Chief Legal and Global Affairs Officer	2025	1,533,404	—	7,608,979	2,536,282	4,480,000	—	127,574	16,286,239
	2024	1,457,500	—	7,606,255	2,350,027	4,310,000	—	106,012	15,829,794
	2023	1,322,500	—	5,544,337	1,662,525	3,000,000	—	123,073	11,652,435
Sonia L. Coleman Senior Executive Vice President and Chief People Officer	2025	947,269	—	2,809,149	936,262	2,540,000	98,924	42,867	7,374,471
	2024	881,250	—	3,178,176	1,059,377	2,000,000	415,283	28,354	7,562,440
	2023	646,546	—	1,827,251	209,028	1,250,000	73,971	25,277	4,032,073
Kristina K. Schake Senior Executive Vice President and Chief Communications Officer	2025	823,145	—	2,587,538	862,524	1,800,000	—	84,002	6,157,209
	2024	797,550	—	2,862,606	953,004	1,720,000	—	95,515	6,428,675
	2023	755,346	—	1,390,327	462,210	1,250,000	—	114,188	3,972,071
1Stock awards for each fiscal year include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values are outlined below:

Fiscal Year	Mr. Iger ($)	Mr. Johnston ($)	Mr. Gutierrez ($)	Ms. Coleman ($)	Ms. Schake ($)

2025	37,363,060	13,944,473	11,548,045	4,263,458	3,927,064
2024	31,810,946	15,674,205	11,636,454	4,744,272	4,275,056
2023	33,073,344	—	8,817,198	2,270,390	2,149,166
2In fiscal 2020, Mr. Iger served as Chief Executive Officer until February 24, 2020, when he was appointed Executive Chairman. He retired from the Company on December 31, 2021 and on November 20, 2022, Mr. Iger again assumed the role of Chief Executive Officer.
3Mr. Johnston joined the Company on December 4, 2023. In connection with his hiring, Mr. Johnston received a cash sign-on bonus of $3,000,000, primarily to replace forgone compensation from his previous employer.

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Salary. This column sets forth the base salary earned during each fiscal year.
Stock Awards. This column sets forth the grant date fair value of the RSUs and PBUs granted to the NEOs during each fiscal year as part of the Company’s long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company’s common stock on the grant date. For PBUs subject to the TSR performance test, the grant date fair value was further adjusted to reflect the fact that the number of shares received on vesting varies based on the level of performance achieved, which was determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. The assumptions used in estimating the fair value of the RSUs and PBUs are set forth in footnote 12 to the Company’s Audited Financial Statements for fiscal 2025. The grant date fair value of the RSUs and PBUs granted during fiscal 2025 is included in the Fiscal 2025 Grants of Plan-Based Awards Table.
Option Awards. This column sets forth the grant date fair value of options to purchase shares of the Company’s common stock granted to the NEOs during each fiscal year. The grant date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 12 to the Company’s Audited Financial Statements for fiscal 2025. The grant date fair value of the options granted during fiscal 2025 is also included in the Fiscal 2025 Grants of Plan-Based Awards Table.
Non-Equity Incentive Plan Compensation. This column sets forth the amount of compensation earned by the NEOs under the Company’s annual performance-based bonus program during each fiscal year. A description of the Company’s annual performance-based bonus program is included in the section above titled “— Compensation Discussion and Analysis — Executive Compensation Program Overview — Objectives and Key Features,” and the determination of performance-based bonuses for fiscal 2025 is described in the section above titled “— Compensation Discussion and Analysis — Fiscal 2025 Compensation Decisions.”
Change in Pension Value and Non-Qualified Deferred Compensation Earnings. This column reflects the aggregate change in the actuarial present value of each NEO’s accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams, the NEO’s age and additional earned benefits as a result of an additional year of service. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments for fiscal 2023 was 5.94%, for fiscal 2024 was 5.06% and for fiscal 2025 was 5.46%. Neither increases nor decreases in pension value resulting from changes in the discount rate result in any increase or decrease in benefits payable to participants under the plan. As Mr. Gutierrez and Ms. Schake joined the Company in 2022, and Mr. Johnston in 2023, they are not eligible for the Company’s defined benefit pension.
All Other Compensation. This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:
•the incremental cost to the Company of perquisites and other personal benefits;
•tax reimbursement related to relocation benefits and state tax equalization benefits;
•the amount of Company contributions to employee savings plans;
•the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the NEOs; and
•the dollar amount of matching charitable contributions made to charities pursuant to the Company’s charitable matching gifts program, which is available to all regular U.S. employees with at least one year of service.
The dollar amount of matching charitable contributions in fiscal 2025 was $40,000 for Mr. Iger, $5,005 for Mr. Johnston, $20,135 for Mr. Gutierrez and $520 for Ms. Coleman.
The dollar amount the Company contributed to both the Disney Retirement Savings Plan and the Key Employee Retirement Savings Plan in fiscal 2025 was $90,225 for Mr. Iger, $70,500 for Mr. Johnston, $60,150 for Mr. Gutierrez and $60,150 for Ms. Schake. The Disney Retirement Savings Plan is a defined contribution plan for eligible salaried employees funded by the Company. After a year of service, the Company will make quarterly contributions based on a combination of age and years of service and eligible pay. The Key Employee Retirement Savings Plan is a defined contribution plan funded by the Company and is a non-qualified plan under IRS regulations that is intended to restore or replace certain benefits that cannot be provided under the qualified Disney Retirement Savings Plan due to IRS compensation limits.

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This column also sets forth the incremental cost to the Company of certain items that are provided to the NEOs for business purposes, but which may not be considered integrally related to their duties. The following table sets forth the incremental cost to the Company of each other perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for an NEO in fiscal 2025.

Name	Personal Air Travel ($)	Security ($)	Other ($)	Total ($)

Robert A. Iger	568,670	1,848,841	34,350	2,451,861
Hugh F. Johnston	—	—	31,627	31,627
Horacio E. Gutierrez	—	—	37,148	37,148
Sonia L. Coleman	—	—	31,400	31,400
Kristina K. Schake	—	—	14,400	14,400
The incremental cost to the Company of the items specified above was determined as follows:
•Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro-rata portion of catering costs for personal guests of NEOs on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. Our CEO is required for security reasons to use corporate aircraft for all personal travel.
•Security: the actual costs incurred by the Company for providing security services and equipment.
The “Other” column in the table above reflects the incremental cost to the Company of vehicle benefits, including a fixed monthly payment to offset the costs of owning and maintaining an automobile, personal air travel (except for personal air travel that is separately identified in the “personal air travel” column in the table above), online security benefits, reimbursement of up to $1,000 per calendar year for wellness-related purposes, such as fitness and nutrition management and reimbursement of expenses for financial consulting.
The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the NEOs, receive the following benefits: (i) health care coverage; (ii) life and disability insurance protection; (iii) reimbursement of certain educational expenses; (iv) access to favorably priced group insurance coverage; (v) Company matching of gifts of up to $25,000 per employee (and $50,000 per Senior Executive Vice President or Chairman directly reporting to the CEO) each calendar year to qualified charitable organizations; and (vi) complimentary streaming subscription for the ad-supported Disney Bundle. Additionally, employees at the vice president level and above, including NEOs, receive the following benefits, each of which involved no incremental cost to the Company: (i) complimentary access to the Company’s theme parks and some resort facilities; (ii) discounts on Company merchandise and resort facilities; and (iii) personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

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Fiscal 2025 Grants of Plan-Based Awards Table
The following table provides information concerning the range of awards available to the NEOs under the Company’s annual performance-based bonus program for fiscal 2025 and information concerning the options, RSUs and PBUs granted to the NEOs during fiscal 2025. Additional information regarding the amounts reported in each column follows the table.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Closing Price of Shares Underlying Options ($)	Grant Date Fair Value of Stock and Option Awards[1] ($)
Name		Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Robert A. Iger		12/16/24	12/16/24								372,299	112.40	112.11	14,000,006
	(A)	12/16/24	12/16/24				83,104	166,208	332,416					21,000,057
				1,750,000	5,000,000	10,000,000
Hugh F. Johnston		12/16/24	1/15/25								80,490	108.80	108.18	3,062,532
		12/16/24	1/15/25							28,150				3,062,579
	(A)	12/16/24	1/15/25				25,006	50,011	100,022					6,125,372
				1,400,000	4,000,000	8,000,000
Horacio E. Gutierrez		12/16/24	1/15/25								66,659	108.80	108.18	2,536,282
		12/16/24	1/15/25							23,313				2,536,338
	(A)	12/16/24	1/15/25				20,708	41,416	82,832					5,072,641
				1,081,500	3,090,000	6,180,000
Sonia L. Coleman		12/16/24	1/15/25								24,607	108.80	108.18	936,262
		12/16/24	1/15/25							8,606				936,290
	(A)	12/16/24	1/15/25				7,646	15,291	30,582					1,872,859
				612,500	1,750,000	3,500,000
Kristina K. Schake		12/16/24	1/15/25								22,669	108.80	108.18	862,524
		12/16/24	1/15/25							7,928				862,527
	(A)	12/16/24	1/15/25				7,042	14,084	28,168					1,725,011
				435,750	1,245,000	2,490,000
1Stock awards for fiscal 2025 subject to performance conditions were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values would be $37,363,060, $10,881,893, $9,011,707, $3,327,169 and $3,064,538 for Mr. Iger, Mr. Johnston, Mr. Gutierrez, Ms. Coleman and Ms. Schake, respectively, for the performance-based awards made on December 16, 2024 (for Mr. Iger) and January 15, 2025 (for Mr. Johnston, Mr. Gutierrez, Ms. Coleman and Ms. Schake).
Grant Date. The Compensation Committee made the annual grant of stock options, RSUs and PBUs for fiscal 2025 on December 16, 2024 for Mr. Iger and on January 15, 2025 for Mr. Johnston, Mr. Gutierrez, Ms. Coleman and Ms. Schake.
Estimated Future Payouts Under Non-Equity Incentive Plan Awards. As described in the section above titled “— Compensation Discussion and Analysis — Fiscal 2025 Compensation Decisions — Annual Incentive Plan,” the Compensation Committee sets the target bonus opportunity for the NEOs at the beginning of the fiscal year as a percentage of fiscal year-end salary, and the actual bonuses for the NEOs may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee’s evaluation of financial performance and OPFs for the fiscal year. The bonus amount may be zero if actual performance is below the specified threshold levels or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of the section above titled “— Compensation Discussion and Analysis — Fiscal 2025 Compensation Decisions — Annual Incentive Plan,” the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. These columns show the range of potential bonus payments for each NEO from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2025 are set forth in the “Non-Equity Incentive Plan Compensation” column of the section above titled “— Compensation Tables — Fiscal 2025 Summary Compensation Table.”

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Estimated Future Payouts Under Equity Incentive Plan Awards. These columns set forth the number of PBUs awarded to the NEOs during fiscal 2025 that vest subject to the performance measures described below. These include PBUs awarded to each of the NEOs. The vesting dates for all of the outstanding PBUs held by the NEOs as of the end of fiscal 2025 are set forth in the “Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table” below.
All units in Row (A) are subject to the following vesting conditions: 50% of the units are subject to an adjusted EPS growth measure, 25% of the units are subject to a TSR performance measure and 25% of the units are subject to a ROIC performance measure.
•For the half of the units subject to the adjusted EPS growth measure:
◦None of the PBUs related to this measure vest if the Company’s adjusted EPS growth performance in the applicable performance period is below the threshold of target adjusted EPS growth.
◦If the Company’s adjusted EPS growth is above the threshold in the three-year period, the number of units related to that measure will vary from 50% of the target number related to that measure (equals threshold) to 200% of the target number related to that measure (exceeds maximum) (in each case, plus dividend equivalent units).
•For the quarter of the units subject to the TSR performance measure:
◦None of the units related to this measure vest if the Company’s TSR is below the 25th percentile of the S&P 500 Media & Entertainment Index for that measure.
◦If the Company’s TSR is at or above the 25th percentile of the S&P 500 Media & Entertainment Index, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 100% of the target number related to that measure (at the 55th percentile) to 200% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).
•For the quarter of the units subject to the ROIC performance measure:
◦None of the PBUs related to this measure vest if the Company’s ROIC performance in the applicable performance period is below the threshold of target ROIC.
◦If the Company’s ROIC is above the threshold in the three-year period, the number of units related to that measure will vary from 50% of the target number related to that measure (equals threshold) to 200% of the target number related to that measure (exceeds maximum) (in each case, plus dividend equivalent units).
See the section above titled “— Compensation Discussion and Analysis — Executive Compensation Program Overview — Compensation at Risk” for a discussion of how ROIC for the Company is calculated.
When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company’s shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.
All Other Stock Awards: Number of Shares of Stock or Units. This column sets forth the number of time-based RSUs awarded to the NEOs during fiscal 2025. For all executive officers that received RSUs, awards were made on January 15, 2025. The vesting dates for these RSUs are set forth in the “Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table” below.
All Other Option Awards: Number of Securities Underlying Options. This column sets forth the options to purchase shares of the Company’s common stock granted to Mr. Iger on December 16, 2024 and Mr. Johnston, Mr. Gutierrez, Ms. Coleman and Ms. Schake on January 15, 2025 as part of the annual grant. The vesting dates for these options are set forth in the “Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table” below. These options are scheduled to expire ten years after the date of grant.
Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options. These columns set forth the exercise price for each option grant and the closing price of the Company’s common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.
Grant Date Fair Value of Stock and Option Awards. This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2025 calculated in accordance with applicable accounting requirements. The grant date fair value of all RSUs, PBUs and options is determined as described in the sections titled “— Stock Awards” and “— Option Awards” following the Summary Compensation Table above.

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Fiscal 2025 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information concerning outstanding unexercised options and unvested RSUs and PBUs held by the NEOs as of September 27, 2025. Additional information regarding the amounts reported in each column follows the table.

	Option Awards (A)					Stock Awards
		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (B) (#)	Market Value of Units That Have Not Vested (C) ($)	Number of Unearned Units That Have Not Vested (D) (#)	Market Value of Unearned Units That Have Not Vested (C) ($)

Robert A. Iger	12/17/2015	271,331	—	113.23	12/17/2025	—	—	—	—
	12/21/2016	321,694	—	105.21	12/21/2026	—	—	—	—
	12/19/2017	295,237	—	111.58	12/19/2027	—	—	—	—
	12/19/2018	291,891	—	110.54	12/19/2028	—	—	—	—
	3/21/2019	46,803	—	109.26	3/21/2029	—	—	—	—
	12/17/2019	263,683	—	148.04	12/17/2029	—	—	—	—
	12/17/2020	166,896	—	173.40	12/17/2030	—	—	—	—
	12/14/2021	50,249	—	150.07	12/14/2031	—	—	—	—
	11/20/2022	278,699	—	92.04	11/20/2032	—	—	—	—
	12/15/2023	124,806	249,611	93.44	12/15/2033	—	—	169,827	19,270,270
	12/16/2024	—	372,299	112.40	12/16/2034	—	—	167,663	19,024,721
Hugh F. Johnston	12/15/2023	36,402	72,803	93.44	12/15/2033	25,316	2,872,607	66,043	7,493,899
	1/15/2025	—	80,490	108.80	1/15/2035	28,265	3,207,230	50,215	5,697,896
Horacio E. Gutierrez	3/8/2022	57,632	—	132.39	3/8/2032	—	—	—	—
	12/15/2022	32,195	16,097	91.62	12/15/2032	22,069	2,504,207	16,768	1,902,608
	12/15/2023	24,442	48,882	93.44	12/15/2033	16,998	1,928,763	44,343	5,031,600
	1/15/2025	—	66,659	108.80	1/15/2035	23,408	2,656,106	41,585	4,718,650

64	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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	Option Awards (A)					Stock Awards
		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (B) (#)	Market Value of Units That Have Not Vested (C) ($)	Number of Unearned Units That Have Not Vested (D) (#)	Market Value of Unearned Units That Have Not Vested (C) ($)

Sonia L. Coleman	12/19/2018	1,742	—	110.54	12/19/2028	—	—	—	—
	12/17/2019	6,602	—	148.04	12/17/2029	—	—	—	—
	12/17/2020	2,155	—	173.40	12/17/2030	—	—	—	—
	3/8/2021	1,732	—	198.41	3/8/2031	—	—	—	—
	6/22/2021	2,291	—	173.53	6/22/2031	—	—	—	—
	12/15/2022	—	—	—	—	278 (E)	31,545	—	—
	12/15/2022	—	—	—	—	833 (E)	94,521	—	—
	6/23/2023	4,436	2,218	88.00	6/23/2033	804	91,230	4,975	564,513
	7/17/2023	—	—	—	—	587 (F)	66,607	—	—
	7/17/2023	—	—	—	—	1,761 (F)	199,821	—	—
	12/15/2023	11,018	22,036	93.44	12/15/2033	7,662	869,407	19,989	2,268,152
	1/15/2025	—	24,607	108.80	1/15/2035	8,641	980,494	15,353	1,742,105
Kristina K. Schake	6/27/2022	25,454	—	97.02	6/27/2032	—	—	—	—
	9/28/2022	242	121	97.66	9/28/2032	217	24,603	117 (G)	13,276
	12/15/2022	8,951	4,475	91.62	12/15/2032	6,133	695,899	4,661	528,884
	12/15/2023	9,912	19,823	93.44	12/15/2033	6,893	782,149	17,982	2,040,418
	1/15/2025	—	22,669	108.80	1/15/2035	7,960	903,221	14,141	1,604,579
Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable. These columns set forth, for each NEO and for each grant made to the officer, the number of shares of the Company’s common stock that could be acquired upon exercise of outstanding options at the end of fiscal 2025. The vesting schedule for each option with unexercisable shares is described under “Vesting Schedule” below. The vesting of options held by the NEOs may be accelerated in the circumstances described under the section below titled “— Potential Payments and Rights on Termination or Change in Control.”
Number; Market Value of Units of Stock That Have Not Vested. These columns report the number and market value, respectively, of shares underlying each grant of RSUs to each officer that is not subject to performance vesting conditions and each grant of PBUs for which the relevant performance period has ended as of the end of fiscal 2025. The number of shares includes dividend equivalent units that have accrued for dividends payable through September 27, 2025. The market value is equal to the number of shares underlying the units times the closing market price of the Company’s common stock on September 26, 2025, the last trading day of the Company’s fiscal year. The vesting schedule for each grant is described under “Vesting Schedule” below, with grants identified by the letter following the number of shares underlying the grant. Vesting of RSUs held by NEOs may be accelerated in the circumstances described under the section below titled “— Potential Payments and Rights on Termination or Change in Control.”

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	65

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Number; Market Value of Unearned Units That Have Not Vested. These columns set forth the target number and market value, respectively, of shares of the Company’s common stock underlying each PBU award held by each NEO that is subject to performance-based vesting conditions as of fiscal year end. The number of shares includes dividend equivalent units that have accrued for dividends payable through September 27, 2025. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company’s common stock on September 26, 2025, the last trading day of the Company’s fiscal year. The vesting schedule and performance measures are described in “Vesting Schedule” below. Vesting of PBUs held by NEOs may be accelerated in the circumstances described under the section below titled “— Potential Payments and Rights on Termination or Change in Control.”
Vesting Schedule. The options reported above that are not yet exercisable and RSU and PBU awards that have not yet vested are scheduled to become exercisable and vest as set forth below.
(A)Unless otherwise noted, stock options will vest one-third on each of the first three anniversaries of the grant date.
(B)Unless otherwise noted, RSUs will vest one-third on each of the first three anniversaries of the grant date. This column also includes the number of PBUs for which the ROIC performance condition was satisfied but that remained unvested as of the end of fiscal 2025. PBUs will vest on the schedule set forth in the footnotes below.
(C)Amounts may not sum to total due to rounding.
(D)Unless otherwise noted, PBUs granted in fiscal 2025 will cliff vest on the third anniversary of the grant date, based on 3-year TSR versus S&P 500 Media & Entertainment Index, 3-year absolute ROIC and 3-year adjusted EPS growth, and PBUs granted in fiscal 2024 and fiscal 2023 will cliff vest on the third anniversary of the grant date, based on 3-year TSR versus S&P 500 and 3-year absolute ROIC tests.
(E)Unvested RSUs will vest on December 15, 2025.
(F)Unvested RSUs will vest one-half on each of January 17, 2026 and July 17, 2026.
(G)PBUs will cliff vest on September 28, 2025, based on 3-year TSR versus S&P 500 and absolute ROIC tests for fiscal years 2022, 2023 and 2024 (ROIC targets set each year, with performance against target averaged at the end of the 3-year period).

66	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Vesting of Equity
Options, RSUs and PBUs continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee’s retirement and (2) the employee was age 60 or older and had at least ten years of service on the date such employee retired. In these circumstances:
•Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement, but not beyond the original expiration date of the option.
•RSUs and PBUs continue to vest following retirement according to the original vesting schedule, subject to any applicable performance conditions.
The vesting of options, RSUs and PBUs is generally subject to continued employment by the NEO. For those executive officers with employment agreements, options, RSUs and PBUs generally continue to vest (and options remain exercisable) beyond termination of employment if the executive’s employment is terminated by the Company without cause or by the executive with good reason. In this case, options, RSUs and PBUs continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. As described above, if the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options, RSUs and PBUs awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement. Special vesting provisions apply to equity awards granted in fiscal 2025 upon certain terminations of employment of Messrs. Gutierrez and Johnston’s employment, as described below under the section below titled “— Potential Payments and Rights on Termination or Change in Control — Expiration of Employment Term; Retirement.”
Fiscal 2025 Option Exercises and Stock Vested Table
The following table provides information concerning the exercise of options and vesting of RSU and PBU awards held by the NEOs during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Robert A. Iger	372,412	8,317,704	95,268	10,771,482
Hugh F. Johnston	—	—	12,548	1,432,103
Horacio E. Gutierrez	—	—	46,883	5,350,757
Sonia L. Coleman	—	—	10,484	1,202,456
Kristina K. Schake	—	—	12,445	1,440,558
The value realized on the exercise of options is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company’s common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	67

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Equity Compensation Plans
The following table summarizes information, as of September 27, 2025, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company’s common stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A) (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A)) (C) (#)

Equity compensation plans approved by security holders[1]	43,693,5172;3	119.08[4]	117,344,6293;5
Equity compensation plans not approved by security holders	—	—	—
Total	43,693,5172;3	119.08[4]	117,344,6293;5
1Includes the Company’s 2011 Stock Incentive Plan.
2Includes an aggregate of 25,409,354 time-based restricted stock units and PBUs.
3Assumes shares issued upon vesting of PBUs vest at 100% of target number of units. The actual number of shares issued on vesting of PBUs could be zero to 200% of the target number of PBUs.
4Reflects the weighted average exercise price of outstanding options; excludes restricted stock units and PBUs.
5Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.
Pension Benefits
The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.
In calendar year 2025, the maximum compensation limit under a tax-qualified plan was $350,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $280,000. The Company maintains a supplemental non-qualified, unfunded plan, the Disney Amended and Restated Key Plan (the “Key Plan”), which provides to key salaried employees the retirement benefits that cannot be provided under its tax-qualified plan because of these limitations and certain other limitations applicable to such qualified plan. Under the Key Plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D (with the amounts payable offset by the benefits that are provided under the qualified plan), including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:
•average annual compensation used for calculating benefits under the plans for any participant was capped at the greater of $1,000,000 or the participant’s average annual compensation determined as of January 1, 2017; and
•benefits for persons who were NEOs on January 1, 2012 are limited to the amount the executive officer would have received had the plan been in effect prior to its January 1, 2012 amendment continued without change.

68	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Company employees who either transferred to the Company from ABC, Inc. after the Company’s acquisition of ABC or worked for a legacy ABC company (e.g., ESPN) are also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and the Benefit Equalization Plan of ABC, Inc., which, like the Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to the tax-qualified plan. Mr. Iger received credited years of service under those plans for the years prior to the Company’s acquisition of ABC, Inc. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of the employee’s ABC service were counted under the Disney pension less (b) the combined benefits the employee receives under the ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Mr. Iger transferred from ABC and, as such, receives a pension benefit under the Disney plans to bring his total benefit up to the amount he would have received if all his years of service had been credited under the Disney plans. The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.
Mr. Iger previously retired from the Company on December 31, 2021, at which point future accrued benefits ceased.
Fiscal 2025 Pension Benefits Table
The following table sets forth the present value of the accumulated pension benefits that each NEO is eligible to receive under each of the plans described above.

Name	Plan Name	Number of Years of Credited Service at Fiscal Year-End (#)	Present Value of Accumulated Benefit at Fiscal Year-End[1] ($)		Payments During Last Fiscal Year[1] ($)

Robert A. Iger	Disney Salaried Pension Plan D	22		1,376,175	108,751
	Disney Amended and Restated Key Plan	22		11,114,561	840,597
	Disney Salaried Pension Plan A	25		670,648	53,148
	Benefit Equalization Plan of ABC, Inc.	25		5,294,764	400,404
			Total	18,456,148	1,402,900
Sonia L. Coleman	Disney Salaried Pension Plan D	18		657,621	—
	Disney Amended and Restated Key Plan	18		858,109	—
			Total	1,515,730	—
1Amounts may not sum to total due to rounding.

These present values assume that each NEO retires at age 65 (or the NEO’s age on September 27, 2025, if older) for purposes of Disney Salaried Pension Plan D and the Disney Amended and Restated Key Plan, and age 62 (or the NEO’s age on September 27, 2025, if older) for purposes of the Disney Salaried Pension Plan A and the Benefit Equalization Plan of ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume a straight life-annuity payment for an unmarried participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 5.46% discount rate assumption set forth in footnote 10 to the Company’s Audited Financial Statements for fiscal 2025 and using actuarial factors including Pri-2012 annuitant mortality table, projected generationally with a modified version of the MP-2021 scale for males and females. The present values reported in the table are not available as lump sum payments under the plans.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	69

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Fiscal 2025 Non-Qualified Deferred Compensation Table
Under the Company’s Non-Qualified Deferred Compensation Plan, U.S.-based executives at the level of Vice President or above may defer a portion of their compensation and bonus on a pre-tax basis with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based cash bonus award until termination of employment or, at the executive’s election, until an earlier date at least five years following the date the amounts are deferred. The Company also has the option to make a contribution into an executive’s deferred compensation account on terms and subject to any conditions (such as vesting conditions) the Company chooses. Amounts in an executive’s deferred account earn a return based on the executive’s election among investment options, excluding Company stock, designated by the Company, which are generally the same investment options available under the Company’s tax-qualified defined contribution plans. Returns on the investment options available for the deferred account ranged from -13.95% to 18.86% for the year ended September 27, 2025.
The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Mr. Johnston participated in this plan in fiscal 2025 and his contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Mr. Johnston’s contributions represent deferred base salary in the amount of $1,000,000 and cash bonus in the amount of $5,600,012.
The Disney Key Employees Retirement Savings Plan is a non-qualified defined contribution plan funded by the Company. The plan is for participants in the tax-qualified Disney Retirement Savings Plan (the “DRSP Plan”) and is intended to restore or replace certain benefits that cannot be provided under the DRSP Plan due to IRS limits. Eligible pay under the Disney Key Employees Retirement Savings Plan includes base salary, regular bonuses, overtime pay and commissions up to a $1,000,000 annual limit. The Company contributes 3%, 6% or 9% of eligible pay that exceeds the annual IRS compensation limit based on the executive’s age and years of service as of the end of the plan year. Mr. Iger began participating in the plan when he was re-hired by the Company on November 20, 2022 and based on his age and service, he is eligible for a 9% contribution. Given the age and service of Mr. Johnston, Mr. Gutierrez and Ms. Schake, each are eligible for a 6% contribution.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)

Robert A. Iger	—	58,950	15,481	—	214,240
Hugh F. Johnston	6,600,012	39,300	748,705	—	7,814,545
Horacio E. Gutierrez	—	39,300	7,689	—	92,001
Kristina K. Schake	—	39,300	8,827	—	93,713

70	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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Because the earnings accrued under these programs were not “above market” or preferential, these amounts are not reported in the “Fiscal 2025 Summary Compensation Table.” A portion of the executive contributions and aggregate balances at last fiscal year-end were however included in the Summary Compensation Table since fiscal 2023, as follows:

		Amount Included in Summary Compensation Table
Name	Fiscal Year	Salary ($)	Non-Equity Incentive Plan ($)	All Other Compensation ($)	Total ($)

Robert A. Iger	2025	—	—	58,950	58,950
	2024	—	—	60,300	60,300
	2023	—	—	62,550	62,550
Hugh F. Johnston	2025	1,000,000	5,600,012	39,300	6,639,312
	2024	730,769	5,232,500	—	5,963,269
Horacio E. Gutierrez	2025	—	—	39,300	39,300
	2024	—	—	40,200	40,200
	2023	—	—	—	—
Kristina K. Schake	2025	—	—	39,300	39,300
	2024	—	—	40,200	40,200
	2023	—	—	—	—
Potential Payments and Rights on Termination or Change in Control
Our NEOs may receive compensation in connection with a termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our NEOs. During fiscal 2025, the employment agreements with our applicable NEOs had the following end dates: December 31, 2026 for Mr. Iger, December 31, 2026 for Mr. Johnston, December 31, 2026 for Mr. Gutierrez, June 30, 2028 for Ms. Coleman and June 29, 2026 for Ms. Schake. In fiscal 2026, the Company entered into an amendment to: (i) Mr. Johnston’s employment agreement, pursuant to which the term of agreement was extended to January 31, 2029; (ii) Mr. Gutierrez’s employment agreement, pursuant to which the term of agreement was extended to September 30, 2028; and (iii) Ms. Schake’s employment agreement, pursuant to which the term of the agreement was extended to June 30, 2027.
The termination provisions included in our executive officers’ employment agreements serve a variety of purposes, including: providing the benefits of equity incentive plans to the executive and the executive’s family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances. The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:
•death or disability;
•the Company’s termination of the executive pursuant to the Company’s termination right or the executive’s decision to terminate because of action the Company takes or fails to take;
•the Company’s termination of the executive for cause; or
•expiration of an employment agreement, retirement or other voluntary termination.
The compensation that each of our NEOs may receive under each of these termination circumstances is described below.
In December 2023, the Compensation Committee adopted a cash severance policy pursuant to which the Company will not enter into any new agreement that provides, or amend any existing agreement to provide, any Section 16 officer of the Company the right to any cash severance payment that would exceed 2.99 times the sum of base salary plus target bonus for such officer unless such cash payment is approved by the Company’s shareholders.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	71

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It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our NEOs would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the executive’s age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company’s compensation philosophy described in the section above titled “— Compensation Discussion and Analysis,” the future performance of the Company.
Moreover, the value disclosed for the options, RSUs and PBUs in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options, RSUs and PBUs continue to vest over time and in most cases are subject to the same performance measures that apply as if there had been no termination.
In each of the circumstances described below, our NEOs are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under the “Fiscal 2025 Non-Qualified Deferred Compensation Table.” This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive’s accrued benefits include the pension benefits described under the section above titled “— Pension Benefits,” which become payable to all participants who have reached retirement age. Mr. Iger is already receiving these benefits as a result of his December 31, 2021 retirement. Because the pension benefits do not differ from those described under the section above titled “— Pension Benefits” except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.
DEATH AND DISABILITY
The employment agreement of each NEO provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive’s death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed.
In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the NEOs) become fully exercisable upon the death or disability of the participant. Following the death or disability of the participant, options terminate on the earlier of (a) the scheduled expiration date and (b) in the case of death, 18 months and in the case of disability, 12 months. With respect to PBUs, if the performance measurement has not been achieved at the time of death or disability, all PBUs awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest (and deemed to have been satisfied at target performance) and become payable upon the death or disability of the participant. If a performance measurement has been achieved at the time of death or disability with respect to PBUs, the PBUs will vest and accelerate based on the performance measurement. Time-based RSUs become fully vested or payable upon death or disability to the extent not previously forfeited.

72	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

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The following table sets forth the value of the estimated payments and benefits each of our NEOs would have received under our compensation plans and the NEO’s employment agreements if the NEO’s employment had terminated at the close of business on the last day of fiscal 2025 as a result of death or disability. The value of option acceleration is equal to the difference between the $113.47 closing market price of shares of the Company’s common stock on September 26, 2025 (the last trading day in fiscal 2025) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of a restricted stock unit (including both RSUs and PBUs) acceleration is equal to the $113.47 closing market price of shares of the Company’s common stock on September 26, 2025 multiplied by the number of units that would accelerate as a result of termination, which, for PBUs, is equal to the target number of units.

Name	Cash Payment[1] ($)	Option Acceleration ($)	Restricted Stock Unit Acceleration ($)

Robert A. Iger	7,250,000	5,398,876	38,294,990
Hugh F. Johnston	5,800,000	1,834,608	19,271,631
Horacio E. Gutierrez	4,480,000	1,642,546	18,839,538
Sonia L. Coleman	2,540,000	612,928	6,908,394
Kristina K. Schake	1,800,000	602,755	6,605,202
1This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2025 and set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2025 Summary Compensation Table.”
TERMINATION PURSUANT TO COMPANY TERMINATION RIGHT OTHER THAN FOR CAUSE OR BY EXECUTIVE FOR GOOD REASON
The employment agreement with each NEO provides that the executive officer will receive a bonus for any fiscal year that had been completed at the time of termination of employment if the executive officer’s employment is terminated by the Company pursuant to the Company’s termination right other than for cause (as described below) or by the NEO with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.
In addition, each NEO’s employment agreement provides that the NEO will receive the following compensation and rights conditioned on the NEO executing a general release of claims and, except for Mr. Iger (who has a separate consulting arrangement described below), agreeing to provide the Company with consulting services (the “Consulting Agreement”) for a period of six months after the NEO’s termination (or, if shorter, until the employment agreement expiration date):
•For the NEOs other than Mr. Iger, a lump sum payment equal to the base salary the NEO would have earned had the NEO remained employed during the term of the NEO’s Consulting Agreement, paid six months and one day after termination of employment.
•For the NEOs other than Mr. Iger, if the employment agreement expiration date is later than the end of the term of the NEO’s Consulting Agreement, a further lump sum payment equal to the base salary the NEO would have earned had the NEO remained employed after such period and until the employment agreement expiration date (subject to compliance with the terms of the Consulting Agreement), paid six months and one day after termination of employment.
•For Mr. Iger, a lump sum payment equal to the base salary he would have earned had he remained employed until the scheduled expiration date of his employment agreement, paid six months and one day after termination of employment, and the consulting arrangement and post-termination security services described below under the heading “Expiration of Employment Term; Retirement.”
•A bonus for the year in which the NEO is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with the employment agreement.

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•All options that had vested as of the termination date or were scheduled to vest no later than three months after the employment agreement expiration date will remain or become exercisable as though the NEO were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the employment agreement expiration date. In addition, as is true for all employees, options awarded at least one year before termination will continue to vest and will remain exercisable until the earlier of the expiration date of the option and three or five years after the termination date (depending on the original grant date) if the officer would have attained age 60 and have completed at least ten years of service as of that date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the employment agreement expiration date. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination.
•All RSUs and PBUs that were scheduled to vest prior to the employment agreement expiration date will vest as though the NEO were employed until that date to the extent applicable performance tests are met for the PBUs. As is true for all employees, RSUs and PBUs awarded at least one year before termination will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have at least ten years of service as of the termination date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the employment agreement expiration date.
The employment agreements provide that the Company has the right to terminate the NEO’s employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described under the section below titled “— Termination for Cause.”
The employment agreements provide that an NEO can terminate the NEO’s employment for “good reason” following notice to the Company within three months of the NEO having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):
(i)a reduction in the NEO’s base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;
(ii)the removal from the NEO’s position;
(iii)a material reduction in the NEO’s duties and responsibilities;
(iv)the assignment to the NEO of duties that are materially inconsistent with the NEO’s position or duties or that materially impair the NEO’s ability to function in the NEO’s office;
(v)relocation of the NEO’s principal office to a location that is more than 50 miles outside of the greater Los Angeles area; or
(vi)a material breach of any provision of the NEO’s employment agreement by the Company.
An NEO (or any employee holding equity awards) can also terminate for “good reason” after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a “triggering event” occurs and in that case the 2011 Stock Incentive Plan provides that any outstanding options, RSUs, PBUs or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A “triggering event” is defined to include: (a) a termination of employment by the Company other than for death, disability or “cause;” or (b) a termination of employment by the participant following a reduction in position, pay or other “constructive termination.” Under the 2011 Stock Incentive Plan, “cause” has the same meaning as in the NEO’s employment agreement, as defined under the section below titled “— Termination for Cause.” Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.
Each NEO’s employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.
The following table provides a quantification of benefits (as calculated in the following paragraph) each of the NEOs would have received if the NEO’s employment had been terminated at the end of fiscal 2025 (under the NEO’s employment agreements as in effect at that time).

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The “option valuation” amount is (a) the difference between the $113.47 closing market price of shares of the Company’s common stock on September 26, 2025 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable following the termination. The “restricted stock unit valuation” amount is the $113.47 closing market price on September 26, 2025, times the number of units that could vest, which, for PBUs, is equal to the target number of units. However, as described above, options do not become immediately exercisable and RSUs and PBUs do not immediately vest (and, for PBUs, would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of RSUs and PBUs may therefore be more or less than the amount shown below depending on changes in the market price of the Company’s common stock and the satisfaction of applicable performance tests.

Name	Cash Payment[1] ($)	Option Valuation ($)	Restricted Stock Unit Valuation ($)

Robert A. Iger
No change in control	8,515,385	5,398,876	38,294,990
Change in control	8,515,385	5,398,876	38,294,990
Hugh F. Johnston
No change in control	8,330,769	1,709,177	11,435,507
Change in control	8,330,769	1,834,608	19,271,631
Horacio E. Gutierrez
No change in control	6,435,019	1,538,667	12,350,075
Change in control	6,435,019	1,642,546	18,839,538
Sonia L. Coleman
No change in control	5,309,231	612,928	6,908,394
Change in control	5,309,231	612,928	6,908,394
Kristina K. Schake
No change in control	2,425,692	333,554	1,966,889
Change in control	2,425,692	602,755	6,605,202
1This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2025 and set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2025 Summary Compensation Table,” plus the lump sum payments based on salary during the consulting period and through the end of the employment term as described above.
TERMINATION FOR CAUSE
Each NEO’s employment agreement provides that, if the NEO’s employment is terminated by the Company for cause, the NEO will only be eligible to receive the compensation earned and benefits vested through the date of such termination of employment, including any rights the NEO may have under the NEO’s indemnification agreement with the Company or the equity plans of the Company.
“Termination for Cause” is defined in each NEO’s employment agreement as termination based on a felony conviction, unauthorized disclosure of confidential information, failure to substantially perform such NEO’s duties or any other significant policy violation that is significantly injurious to the Company unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the NEO.
EXPIRATION OF EMPLOYMENT TERM; RETIREMENT
Each of the NEOs is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits (including continued vesting of RSUs and PBUs and vesting and exercisability of options awarded more than one year prior to retirement if they are over 60 years of age with at least ten years of service) if the NEO’s employment terminates at the expiration of the NEO’s employment agreement or the NEO otherwise retires, but except as described below, they are not contractually entitled to any additional compensation in this circumstance.

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Under the terms of Mr. Iger’s employment agreement as in effect at December 31, 2021, to enable the Company to have access to Mr. Iger’s unique skills, knowledge and experience with regard to the media and entertainment business and his institutional knowledge of the Company and its strategic evolution, upon his retirement, Mr. Iger was to serve as a consultant to the Company for a period of five years. In this capacity, Mr. Iger would provide assistance, up to certain specified monthly and annual maximum time commitments, on such matters as his successor as Chief Executive Officer may request from time to time. In consideration of his consulting services, Mr. Iger is to receive a quarterly fee of $500,000 for each of the quarters of this five-year period. For the five years following termination of employment, the Company would also provide Mr. Iger with the same security services (other than the personal use of a Company-provided or Company-leased aircraft) as it has made available to him as Chief Executive Officer. Under his employment agreement entered into on November 20, 2022, upon the re-commencement of his employment, the parties’ obligations in respect of these post-employment commitments are suspended and will resume to be fulfilled for the remaining term when Mr. Iger again terminates his employment with the Company. The post-retirement security benefits will not be reduced for the approximately 11-month period such services were provided following Mr. Iger’s prior retirement on December 31, 2021.
Other NEO employment agreements each provide that the Chief Executive Officer may recommend to the Compensation Committee an annual cash bonus for the fiscal year in which their respective employment agreements end based on the executive’s contributions during that fiscal year.
As in the case of a termination under the Company’s termination right other than for cause or the executive’s right to terminate for good reason, vested options will remain exercisable for 18 months for executives eligible to receive retirement benefits, and options, RSUs and PBUs outstanding for at least one year will continue to vest for the remainder of the vesting period, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the NEO was age 60 or greater and had at least ten years of service at the date of retirement. For Mr. Iger, in the event he remains employed on the scheduled expiration date of his employment agreement (i.e., December 31, 2026), any outstanding unvested options granted in fiscal 2024 and subsequent years will become fully vested and exercisable on such date and remain exercisable for five years. Under the terms of Mr. Iger’s employment agreement as in effect on December 31, 2021, the equity grants made to Mr. Iger in fiscal 2022 and prior years became eligible to continue to vest and remain exercisable until their expiration date upon his retirement on December 31, 2021.
For Mr. Johnston and Mr. Gutierrez, outstanding equity awards granted in fiscal 2024 and prior are treated as set forth above if the NEO’s employment terminates at the expiration of the NEO’s employment agreement. However, with respect to equity awards granted to Mr. Johnston and Mr. Gutierrez in fiscal 2025, if the executive remains employed on the scheduled expiration date of the applicable employment agreement (here, meaning December 31, 2026) or terminates earlier for good reason (subject to execution of the required release and consulting agreement), any unvested awards that remain outstanding at the termination date will continue to vest, and options will remain exercisable for the earlier of the original expiration date or five years.
Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the Company’s median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.
Our methodology to determine the median employee is consistent with prior years. We reviewed the annual base salary of the global workforce as of the last business day of the fiscal year, September 26, 2025. Due to population size, we identified a band of employees with a base salary that approximates the median base salary for the Company. The median base salary reflects a workforce with large populations of seasonal, part-time and international employees working in multiple, distinct lines of business. We calculated the median employee’s total annual compensation for fiscal 2025 (which consisted of base salary, overtime pay and the Company’s contribution to health insurance premiums), and the median employee’s compensation did not contain distortive compensation features (e.g., abnormal amounts of overtime, special premium pay or commissions/tips, etc.).
The median Disney employee works in a full-time hourly role in parks and has been with the Company for over eight years. For fiscal 2025, the median employee’s total annual compensation was $56,932. Mr. Iger was Chief Executive Officer on September 26, 2025. Mr. Iger’s total annual compensation, including the Company’s contribution to health insurance premiums (which are not included in the Fiscal 2025 Summary Compensation Table in this proxy statement), was $45,851,157. The ratio of these amounts was 805:1.

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Pay Versus Performance
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the fiscal years shown. For discussion of how the Compensation Committee seeks to align pay with performance when making compensation decisions, please review the section above titled “— Compensation Discussion and Analysis.”
Pay Versus Performance Table
The following table sets forth compensation information of our CEOs (Mr. Iger and Mr. Chapek) and our non-CEO NEOs and Company performance for the fiscal years listed below, in accordance with Item 402(v) of Regulation S-K.

Fiscal Year	Summary Compensation Table Total for Mr. Iger[1,2] ($)	Compensation Actually Paid to Mr. Iger[1,3,4] ($)	Summary Compensation Table Total for Mr. Chapek[5,6] ($)	Compensation Actually Paid to Mr. Chapek[3,5] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[7,8] ($)	Average Compensation Actually Paid to Non-CEO NEOs[3,7,9] ($)	Value of an initial $100 Investment Based on:		GAAP Net Income ($ in millions)[12]	Adjusted Total Segment Operating Income[13] ($)
							Total Shareholder Return[10] ($)	Peer Group Total Shareholder Return[10,11] ($)

2025	45,842,574	63,461,475	—	—	12,496,673	16,531,677	94.13	224.99	13,431	17,472
2024	41,114,015	40,704,301	—	—	11,776,689	11,779,931	78.96	180.06	5,773	15,601
2023	31,587,166	21,754,776	9,940,392	6,153,457	8,359,567	6,086,670	66.14	128.38	3,390	12,863
2022	—	—	24,183,003	2,102,205	11,755,869	-10,064,462	76.97	96.57	3,505	12,121
2021	—	—	32,464,293	41,482,221	20,269,748	44,993,365	143.62	130.93	2,507	4,055
1Mr. Iger has served as the Company’s CEO since November 20, 2022. Mr. Iger also served as Executive Chairman from February 24, 2020 until his retirement on December 31, 2021. Values shown relate to Mr. Iger’s service as CEO during fiscal 2025, fiscal 2024 and fiscal 2023.
2Represents the amount of total compensation reported for our CEO, Mr. Iger, in the “Total” column of the Summary Compensation Table for each of fiscal 2025, fiscal 2024 and fiscal 2023.
3We made certain assumptions in valuing equity for our compensation actually paid (“CAP”) calculations to determine the fair value or change in fair value as of the applicable year-end date. The assumptions used for each valuation date included stock price, risk-free rate, stock price volatility, expected exercise behavior and the probable outcome of any applicable performance conditions. These assumptions were determined based on the same methodologies as used to determine grant date fair values and were estimated in accordance with FASB ASC Topic 718.
4The dollar amounts reported in the “Compensation Actually Paid to Mr. Iger” column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the CEO during the fiscal year. These amounts reflect the amount set forth in the “Total” column of the Summary Compensation Table for the most recently completed fiscal year, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K. Amounts in the below reconciliation table may not sum to total due to rounding:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Mr. Iger	Fiscal 2025 ($)

Summary Compensation Table Total	45,842,574
Minus: Aggregate Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	35,000,063
Plus: Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	40,253,067
Plus: Year-Over-Year Change in Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	7,828,628
Plus: Fair Value at Vesting Date of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Plus: Change in Fair Value as of Vesting Date (From the End of the Prior Fiscal Year) of Option and Stock Awards Granted in Any Prior Fiscal Year For Which All Applicable Vesting Conditions Were Satisfied at the End of or During Fiscal Year	4,090,328

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Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Mr. Iger	Fiscal 2025 ($)

Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards in the Fiscal Year Not Otherwise Reflected in Total Compensation for the Fiscal Year	446,941
Minus: Aggregate Change in Actuarial Present Value of Accumulated Pension Benefits From the Summary Compensation Table for the Fiscal Year	—
Plus: Aggregate Pension Service Costs in Fiscal Year	—
Compensation Actually Paid	63,461,475

5Mr. Chapek served as the Company’s CEO during fiscal 2022 and fiscal 2021 until his separation during fiscal 2023.
6Represents the amount of total compensation reported for Mr. Chapek in the “Total” column of the Summary Compensation Table for each fiscal year presented.
7The individuals comprising the non-CEO NEOs are as follows:
Fiscal 2025: Ms. Coleman, Mr. Johnston, Mr. Gutierrez, Ms. Schake
    Fiscal 2024: Ms. Coleman, Mr. Johnston, Mr. Gutierrez, Kevin Lansberry, Ms. Schake
Fiscal 2023: Ms. Coleman, Mr. Gutierrez, Mr. Lansberry, Christine McCarthy, Ms. Schake
    Fiscal 2022: Mr. Gutierrez, Mr. Iger, Ms. McCarthy, Geoffrey Morrell, Paul Richardson, Ms. Schake
    Fiscal 2021: Alan Braverman, Mr. Iger, Ms. McCarthy, Zenia Mucha, Jayne Parker
8Represents the average of the amounts of total compensation reported for our non-CEO NEOs, as a group, in the “Total” column of the Summary Compensation Table for each fiscal year presented.
9The dollar amounts reported in the ”Average Compensation Actually Paid to Non-CEO NEOs” column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the non-CEO NEOs. These amounts reflect the average of the amounts set forth in the ”Total” column of the Summary Compensation Table for the most recently completed fiscal year for the applicable non-CEO NEOs, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K. Amounts in the below reconciliation table may not sum to total due to rounding:

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-CEO NEOs	Fiscal 2025 ($)

Summary Compensation Table Total	12,496,673
Minus: Aggregate Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	7,397,804
Plus: Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	8,596,924
Plus: Year-Over-Year Change in Fair Value at Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Were Outstanding and Unvested at Fiscal Year-End	2,004,861
Plus: Fair Value at Vesting Date of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
Plus: Change in Fair Value as of Vesting Date (From the End of the Prior Fiscal Year) of Option and Stock Awards Granted in Any Prior Fiscal Year For Which All Applicable Vesting Conditions Were Satisfied at the End of or During Fiscal Year	728,679
Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Any Prior Fiscal Year That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards in the Fiscal Year Not Otherwise Reflected in Total Compensation for the Fiscal Year	106,538
Minus: Aggregate Change in Actuarial Present Value of Accumulated Pension Benefits From the Summary Compensation Table for the Fiscal Year	24,731
Plus: Aggregate Pension Service Costs in Fiscal Year	20,536
Compensation Actually Paid	16,531,677
10Values in these columns were calculated in the same manner as required under Item 201(e) of Regulation S-K. Total Shareholder Return (“TSR”) represents the cumulative return on a fixed investment of $100 in the common stock (including reinvested dividends) of (a) the Company and (b) our general industry peer group, respectively, for the period starting October 3, 2020, through the last day of the listed fiscal year.

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For purposes of calculating Peer Group TSR, we used the following peer companies from our general industry peer group for each fiscal year:
–Fiscal 2025: Alphabet Inc., Amazon.com, Inc., Apple Inc., AT&T Inc., Charter Communications, Inc., Comcast Corporation, International Business Machines Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., NIKE, Inc., Oracle Corporation, Paramount Global (now Paramount Skydance Corporation), Salesforce, Inc., T-Mobile US, Inc., Uber Technologies, Inc., Verizon Communications Inc., Warner Bros. Discovery, Inc. For fiscal 2025, Uber Technologies, Inc., was added due to its technology focus, global business-to-consumer market, growth trajectory and transaction-heavy platform that aligns with several of the Company’s key competencies.
–Fiscal 2024: Alphabet Inc., Amazon.com, Inc., Apple Inc., AT&T Inc., Charter Communications, Inc., Comcast Corporation, International Business Machines Corporation, Meta Platforms, Inc., Microsoft Corporation, Netflix, Inc., NIKE, Inc., Oracle Corporation, Paramount Global (now Paramount Skydance Corporation), Salesforce, Inc., T-Mobile US, Inc., Verizon Communications Inc., Warner Bros. Discovery, Inc. For fiscal 2024, Salesforce was added due to its subscription-based technology focus and recurring revenue model, and T-Mobile US was added due to its continued valuation growth, comparable financial size and strong consumer focus.
11Peer Group TSR for each of fiscal years 2021, 2022, 2023, 2024 and 2025 was calculated using the fiscal 2025 general industry peer group identified in the immediately preceding footnote. Had the fiscal 2024 general industry peer group identified in the immediately preceding footnote been used for the five fiscal years instead, Peer Group TSR would have resulted in the following:
2025: $224.27
2024: $179.61
2023: $128.26
2022: $96.74
2021: $131.00
12Reflects net income calculated in accordance with generally accepted accounting principles (”GAAP”) in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for the applicable fiscal year.
13“Adjusted Total Segment Operating Income” consists of total segment operating income, as adjusted based on the Compensation Committee's evaluation against the bonus plan performance each fiscal year. ”Total segment operating income” consists of the total of segment operating income from each of our segments, which is equivalent to income from continuing operations before income taxes, adjusted for equity in the loss of the India joint venture (for fiscal 2025), for corporate and unallocated shared expenses, restructuring and impairment charges, A+E gain (for fiscal 2023), net other (income) expense, net interest expense, amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs and the impact of content license early terminations (for fiscal 2022). In addition, in fiscal 2021 the Committee adjusted actual total segment operating income to exclude the net benefits the Company received from timing variances related to the pandemic, such as savings from delayed programming and domestic parks operating efficiencies, partially offset by delays in park openings. We determined Adjusted Total Segment Operating Income to be the most important financial performance measure used to link Company performance to CAP to Mr. Iger and our non-CEO NEOs in fiscal 2025, as required pursuant to Item 402(v) of Regulation S-K. This performance measure may not have been the most important financial performance measure for prior fiscal years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Description of Relationships
The following charts show graphically the relationships over the past five fiscal years of the CAP amounts for our CEOs and average CAP amounts for our non-CEO NEOs as compared, in each case, to our cumulative TSR, peer group TSR, our GAAP net income and our Adjusted Total Segment Operating Income.

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Tabular List of Performance Metrics
The following table lists the six financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link CAP for our NEOs to Company performance for fiscal 2025.

Performance Metrics
Adjusted Total Segment Operating Income
Adjusted Revenue
Adjusted After-Tax Free Cash Flow
Return on Invested Capital
Adjusted EPS Growth
TSR Performance Relative to the S&P 500 Media and Entertainment Index

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Audit-Related Matters
Audit Committee Report
The charter of the Audit Committee of the Board specifies that the purpose of the committee is to assist the Board in its oversight of:
•the integrity of the Company’s financial statements;
•the adequacy of the Company’s system of internal controls;
•the Company’s compliance with legal and regulatory requirements;
•the qualifications and independence of the Company’s independent registered public accounting firm;
•the performance of the Company’s independent auditors and of the Company’s internal audit function;
and to prepare this audit committee report as required by the Securities and Exchange Commission.
In carrying out these responsibilities, the Audit Committee, among other things:
•monitors preparation by management of the Company’s quarterly and annual external financial reports;
•supervises the relationship between the Company and its independent auditors, including: having direct responsibility for their appointment; evaluation of their qualifications, performance and independence; compensation; when necessary, termination of engagement; and preapproval of the scope and extent of their audit and non-audit services;
•oversees management’s implementation of effective system of internal control that helps promote compliance with applicable laws, regulations and Company policies, including those related to risk management, ethics and conflicts of interests;
•reviews cybersecurity and data security risks and mitigation strategies; and
•reviews the Company’s internal auditing program.
The Committee met 7 times during fiscal 2025. The Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditor, the Company’s Chief Financial Officer and the Company’s Chief Legal and Global Affairs Officer.
As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance and other financial disclosures as appropriate. During fiscal 2025, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with PricewaterhouseCoopers LLP, the Company’s independent registered public accountants, of matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission, including the quality of the Company’s accounting policies, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and related matters, including a review of audit and non-audit fees and the written disclosures and the letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence.
In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025, for filing with the Securities and Exchange Commission.
Members of the fiscal 2025 Audit Committee
Derica W. Rice (Chair)
D. Jeremy Darroch
Calvin R. McDonald

82	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Auditor Fees and Services
The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal 2025 and fiscal 2024, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2025 and fiscal 2024. Audit-related services consisted principally of audits of other entities related to the Company, carve-out audit procedures, viewership rankings and other attest projects. Tax services consisted principally of planning and advisory services and tax compliance assistance. Other services consisted of other miscellaneous services, including accounting research software. The Audit Committee directs and reviews the negotiations associated with the Company’s retention of its independent registered public accountants.

	Fiscal 2025	Fiscal 2024
	($ in millions)

Audit fees	27.0	30.4
Audit-related fees	5.2	1.6
Tax fees	2.6	2.7
All other fees	0.1	0.1
Policy for Approval of Audit and Permitted Non-Audit Services
All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Outside Auditor Independence and Pre-Approval Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chair of the Committee the authority to pre-approve services in certain circumstances.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	83

Items to Be Voted On

Proposal 1 – Election of Directors

The Board recommends a vote “FOR” each of the following eleven (11) persons nominated by the Board:

•Mary T. Barra •Amy L. Chang •D. Jeremy Darroch •Carolyn N. Everson	•Michael B.G. Froman •James P. Gorman •Robert A. Iger •Maria Elena Lagomasino	•Calvin R. McDonald •Derica W. Rice •Jeffrey E. Williams

The current term of office of all of the Company’s Directors expires at the Annual Meeting. The Board has approved an increase in its size to 11 Directors effective upon completion of the terms expiring at the Annual Meeting. The Board proposes the following eleven (11) Director nominees be elected for a term of one year and until their successors are duly elected and qualified, or until their earlier death, resignation or removal: Mary T. Barra, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Derica W. Rice and Jeffrey E. Williams. All of the Director nominees except Mr. Williams were elected at the 2025 Annual Meeting. Mr. Williams, who was identified as a potential Director by an independent third-party search firm, is standing for election at the Annual Meeting for the first time. See the section titled “Corporate Governance and Board Matters — The Board of Directors” for more information about the skills, qualifications, attributes and experiences that led the Board to determine that these nominees should serve as Directors.
Each nominee has consented to serve if elected. If any nominee becomes unavailable to serve as a Director before the 2026 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.
Directors are elected by a majority of votes cast unless the election is contested, in which case Directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted “FOR” a Director exceeds the number of votes cast “AGAINST” the Director; abstentions are not counted either “FOR” or “AGAINST.” If an incumbent Director in an uncontested election does not receive a majority of votes cast for such incumbent’s election, the Director is required to submit a letter of resignation to the Board for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee is required to promptly assess the appropriateness of such nominee continuing to serve as a Director and recommend to the Board the action to be taken with respect to the tendered resignation. The Board is required to determine whether to accept or reject the resignation, or what other action should be taken, within 90 days of the date of the certification of election results. Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares.
It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to Directors is counted.

84	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

The Board recommends that shareholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2026.

The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 26, 2026. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2025 are described under the section titled “Audit-Related Matters — Auditor Fees and Services.”
PricewaterhouseCoopers LLP has been the Company’s external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan, fees and independence each year and considered these factors in connection with the determination to appoint PricewaterhouseCoopers LLP for fiscal 2026. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the Committee discusses the appointment before rotation occurs.
We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.
Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.
In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	85

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Proposal 3 – Advisory Vote on Executive Compensation

The Board recommends that shareholders vote “FOR” advisory approval of the resolution set forth below.

As we do each year and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory shareholder approval of the compensation of NEOs as disclosed in the section titled “Executive Compensation.” Shareholders are being asked to vote on the following advisory resolution:
Resolved, that the shareholders advise that they approve the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, other compensation information and any related material).
The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual strategic and financial goals, which the Compensation Committee establishes, and sustained long-term value creation. The design of our compensation program is detailed in the section titled “Executive Compensation — Compensation Discussion and Analysis,” and the decisions made by the Compensation Committee under that program for fiscal 2025 are summarized in the section titled “Proxy Summary” and described in detail in “Executive Compensation — Compensation Discussion and Analysis.” Shareholders should read these sections before deciding how to vote on this proposal.
Although the vote is non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting — Voting”) are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.
We provide our shareholders with this advisory vote to approve executive compensation on an annual basis. We expect that shareholders will next be asked to provide such advisory vote at our annual meeting in 2027.

86	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Shareholder Proposals
The Company has been notified that four shareholders of the Company each intend to present a proposal for consideration at the Annual Meeting.

Proposal Number	Shareholder Proponent & Subject of Proposal	Board Recommendation	Page Reference

Proposal 4	Bowyer Research on behalf of Dana Tuggle Report on How the Employee Gift-Matching Program May Impact Risks Related to Religious Discrimination Against Employees	AGAINST	88
Proposal 5	National Center for Public Policy Research Report on the Expected and Potential Return on Investment from Climate Commitments	AGAINST	90
Proposal 6	National Legal and Policy Center Adopt Cumulative Voting for Board Elections	AGAINST	92
Proposal 7	Erik G. Paul Independent Review and Report on Accessibility and Disability Inclusion Practices	AGAINST	94
The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The names of co-filing proponents, if any, and address and stock ownership of all proponents will be furnished by the Company’s Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.
The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the shareholder proposals will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the shareholder proposals. Broker non-votes (as described under the section titled “Information About Voting — Voting”) will not be considered entitled to vote on the shareholder proposals and will not be counted in determining the number of shares necessary for approval of the proposals. The shareholder proposals will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponents.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	87

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

X	Proposal — Report on How the Employee Gift-Matching Program May Impact Risks Related to Religious Discrimination Against Employees

The Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

Dana Tuggle, represented by Bowyer Research, has notified the Company that they intend to present the following proposal for consideration at the Annual Meeting.
Given recent regulatory changes, we are including this proposal in the proxy statement, notwithstanding that we believe that it does not meet the requirements of Rule 14a-8, including on grounds that the proposal, read together with its supporting statement, is materially false and misleading, relates to matters that are not economically significant to the Company’s business and relates to the Company’s ordinary business operations. These bases for exclusion are detailed in the Company’s no-action request submitted to the SEC on November 4, 2025.
Report on Employee Charitable Giving Match
Whereas: Disney is one of the largest companies in the United States and employs hundreds of thousands of people. As a major employer, Disney should support the religious freedom of its employees. It is already required to comply with laws prohibiting discrimination based on religious status and beliefs.
Respecting diverse religious views helps Disney attract top talent, foster a vibrant and inclusive workplace culture, and avoid reputational harm from discrimination-related controversies. One effective way to support this goal is through employee philanthropy.
Employee matching-gift programs are a valuable tool for encouraging volunteerism and community engagement. However, the 2025 Viewpoint Diversity Score Business Index1 found that a majority (58%) of major companies exclude or threaten to exclude religious organizations from these programs based on their religious identity or advocacy. This includes Disney, which applies vague and arbitrary standards to religious institutions and a variety of other nonprofits in its Disney Matching Gifts Program2. Its policy not only requires religious organizations to be “non-sectarian” to be considered eligible but requires organizations under the umbrella of a religious institution to be “independently registered with [their] own charitable Tax-Exempt Status.” Disney imposes this arbitrary requirement solely on religious institutions despite language in its own Matching Gifts policy that prohibits discrimination based on religion. Further, the company’s match policy facially excludes groups such as “home school support organizations” with zero rationale given, despite many such organizations3 being otherwise eligible 501(c)3 nonprofits.
Disney should support philanthropic freedom for employees of all religious and political backgrounds, rather than selectively excluding certain viewpoints. This is not only a matter of principle. It also presents significant liability. Disney is one of the most valuable brands in the world, with an estimated brand value of $46 billion,4 a massive proportion of its more than $200 billion market cap.5 As a globally recognized and rapidly growing brand, Disney faces significant legal and reputational risks if it continues these exclusionary practices. Shareholders are right to ask Disney to explain the potential risks of excluding large swaths of charitable organizations, with no rationale, from its philanthropic policies.
Such risks conflict with Disney’s fiduciary obligations and its stated commitment to creating an inclusive culture that supports all employees. One way to address this issue is by allowing employees to direct matching gifts to religious charities on equal terms.
Recent Supreme Court decisions have clarified that religious protections for employees extend to all aspects of employment, including benefits like charitable gift matching. Disney may be legally exposed if it does not offer equal support for religious employee philanthropy.

88	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Resolved: Shareholders request the Board of Directors of The Walt Disney Company to conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information or disclosures that would constitute an admission of pending litigation, assessing how excluding religious charities from its employee gift-matching program may impact risks related to religious discrimination against employees.
__________________________________
1     https://www.viewpointdiversityscore.org/business-index
2    https://files.doublethedonation.com/forms/walt-disney-guidelines.pdf
3    https://hslda.org/post/nonprofit-status
4    https://www.visualcapitalist.com/ranked-the-worlds-most-valuable-media-brands-in-2024/
5    https://finance.yahoo.com/quote/DIS/
Board Recommendation
The Board recommends that you vote against this proposal for the following key reasons, as discussed in more detail below:
•The proposal incorrectly describes the terms and conditions of the Company’s employee gift-matching program, called the Matching Gifts Program.
•The Matching Gifts Program is a robust charitable giving program that provides for the matching of employee donations to eligible charities and does not exclude religious charities.
•The Company maintains strong governance practices surrounding its social impact and employee programs.
•Because the Matching Gifts Program does not exclude religious charities, the requested report is unnecessary and would not provide value to shareholders.
The Company has a longstanding commitment to supporting communities through philanthropy and employee engagement, including through charitable giving and its Matching Gifts Program. As highlighted on our Social Impact website, the Company and its employees engage in a number of social impact programs to help serve our communities through, among other things, volunteering and collaborations with other charitable entities.
Eligible employees can utilize the Company’s Matching Gifts Program to support eligible organizations. Under the current Matching Gifts Program, the Company may match gifts to organizations that meet a list of enumerated criteria; for example, the list addresses compliance with all applicable laws and Section 501(c)(3) tax-exempt status. None of the criteria for eligible organizations are based on religious status of the organization, and the criteria apply equally to all organizations regardless of whether the organization has a religious affiliation. Contrary to the proposal’s assertions, religious organizations are objectively not excluded from the Matching Gifts Program and are treated in the same manner as other organizations. Further, none of the language that is quoted in the proposal as appearing in the terms and conditions of the Matching Gifts Program can actually be found in the current terms and conditions.
The Governance and Nominating Committee of the Board oversees the Company’s sustainability and social impact programs. Our Chief People Officer leads our global people and culture strategy; talent acquisition and development; compensation and benefits; opportunity and inclusion; organizational effectiveness; and employee services and systems and reports to our Chief Executive Officer. This role periodically updates our Compensation Committee or full Board on topics such as the Company’s benefit programs. Additionally, our Chief Communications Officer leads our corporate social responsibility program and reports periodically to the Governance and Nominating Committee or full Board. This structure ensures appropriate review of the Company’s employee programs and social impact activities.
Therefore, the requested report is unnecessary and would not provide value to shareholders given both the actual terms and conditions of the Matching Gifts Program, which do not exclude religious organizations, and the existing oversight of social impact and employee programs.
For the reasons set forth above, our Board unanimously recommends voting AGAINST this proposal.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	89

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

X	Proposal — Report on the Expected and Potential Return on Investment from Climate Commitments

The Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

National Center for Public Policy Research has notified the Company that they intend to present the following proposal for consideration at the Annual Meeting.
Given recent regulatory changes, we are including this proposal in the proxy statement, notwithstanding that we believe that it does not meet the requirements of Rule 14a-8, including on grounds that the proposal, read together with its supporting statement, relates to the Company’s ordinary business operations. The multiple ordinary business bases for exclusion are detailed in the Company’s no-action request submitted to the SEC on November 4, 2025.
Net Zero Transition ROI Audit
RESOLVED:
Shareholders request that the Board of Directors of Disney conduct an evaluation and issue a report within the next year, at reasonable cost and excluding confidential information, informing shareholders of the expected and potential return on investment (ROI) from the Company’s climate commitments.
SUPPORTING STATEMENT:
Disney has made material commitments to engage in reduction of its greenhouse gas emissions in recent years. Targets include a reduction of absolute emissions by 46.2% by 2030 and 100% net zero direct emissions by 2035.1 However, not enough has been done to assure investors that such a drastic realignment of Disney towards renewable energy sources is in the best financial interest of shareholders.
McKinsey Sustainability estimates that a global transition to net zero emissions (NZE) would require $9.2 trillion dollars annually in global spending until 2050.2 This raises serious questions about the costs of achieving Disney’s related goals, but Disney has apparently not disclosed how much money it is spending on its green transition, much less how its investments in NZE are providing a positive return on investment for shareholders. Even investors committed to sustainable investing likely need accurate related cost information for proper share price valuation, which would include costs and financial metrics.
Seeing as this transition is apparently a material investment presented by Disney without soluble financial metrics to judge it by, its NZE transition program may be a compelling target for anti-greenwashing action by the SEC or another interested body.3
The SEC has historically targeted companies engaging in forms of greenwashing with considerable financial penalties. For example, Goldman Sachs Asset Management was fined $4 million for policy and procedural failures related to ESG investments,4 and DWS Investment Management Americas Inc. was charged $25 million in part for misstatements regarding its ESG investment processes.5 Should Disney be implicated in greenwashing, the impact on shareholders could be considerable, as company valuation and investor confidence plummets.
Concerns regarding the non-monetary benefits of a NZE policy are only magnified by the extent and extremes of relevant opinions on climate change and net-zero commitments. While some organizations’ projections are almost apocalyptic in scale,6 others indicate that climate change will be a slower process lacking an identifiable date by which it should be considered an emergency.7 Additionally, the U.S. Secretary of Energy recently argued that net zero policies “raise energy costs … threaten the reliability of our energy system, and undermine our … security” while having achieved “little in reducing global greenhouse gas emissions.”8 The EPA also recently proposed rescinding the 2009 Endangerment Finding that greenhouse gases are pollutants,9 which “Could Be a Dagger in the Heart of Net Zero.”10

90	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

While it is possible that Disney is managing this transition at a profit, shareholders lack material data upon which to make that assessment. The requested report would provide the much-needed transparency that shareholders need to make informed decisions about their assets while safeguarding Disney against hostile greenwashing claims.
__________________________________
1https://impact.disney.com/environmental-sustainability/environmental-goals/
2https://www.mckinsey.com/capabilities/sustainability/our-insights/the-net-zero-transition-what-it-would-cost-what-it-could-bring#/
3https://clsbluesky.law.columbia.edu/2024/10/18/disclosure-greenwashing-and-the-future-of-esg-litigation/
4https://www.sec.gov/news/press-release/2022-209
5https://www.sec.gov/news/press-release/2023-194
6https://news.un.org/en/story/2023/03/1134942
7https://thebreakthrough.org/journal/climate-change-banned-words/climate-tipping-point-real
8https://www.energy.gov/articles/secretary-wright-acts-unleash-golden-era-american-energy-dominance
9https://www.epa.gov/newsreleases/epa-releases-proposal-rescind-obama-era-endangerment-finding-regulations-paved-way
10https://www.heritage.org/government-regulation/commentary/americas-trillion-dollar-deregulation-could-be-dagger-the-heart
Board Recommendation
The Board recommends that you vote against this proposal for the following key reasons, as discussed in more detail below:
•The Company publicly discloses its environmental sustainability strategy, goals and oversight of environmental-related risks and activities including at the Board and management levels.
•The proposal requests a new report that falls outside the scope of required financial reporting.
•Conducting a separate evaluation and issuing a report would be resource intensive and would not advance shareholder value.
The Company’s approach to environmental sustainability is grounded in science and an assessment of where the Company’s operations have the most significant impact on the environment, as well as the areas where it can most effectively mitigate that impact. The Company’s environmental sustainability strategy, goals and oversight are described in publicly available materials, including the Company’s 2030 Environmental Goals White Paper, Sustainability & Social Impact Report and Impact website. The Company’s approach to environmental sustainability was established following a thorough evaluation of the expected operational impacts and associated costs and benefits.
The Company’s governance and risk management processes are designed to help identify and address environmental, financial, reputational and legal risks across various aspects of our business. The Board and its committees oversee significant risks, including those related to environmental matters, and receive updates from management on relevant policies, compliance and reporting. Our Environmental Sustainability team tracks company progress towards our 2030 environmental goals, including our net zero emissions goal. The team reports to our Global Public Policy function, and ultimately, to our Chief Legal and Global Affairs Officer. Leadership provides updates on our environmental goals and other topics to the Governance and Nominating Committee, which oversees the Company’s sustainability and social impact programs, at least annually. The Company’s existing reporting provides transparency into its priorities, programs, and progress on environmental goals, which are overseen by Company leadership. The Company also regularly evaluates the progress and associated costs of these operations and investments.
The proposal’s request attempts to dictate the contours of the Company’s financial disclosures beyond what is already required by the federal securities laws and regulations. Therefore, the proposal would necessitate a special report that falls outside the scope of our required financial reporting. The requested evaluation and report would require significant time and resources and not provide additional value to shareholders.
For the reasons set forth above, our Board unanimously recommends voting AGAINST this proposal.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	91

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

X	Proposal — Adopt Cumulative Voting for Board Elections

The Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

National Legal and Policy Center has notified the Company that they intend to present the following proposal for consideration at the Annual Meeting.
Request for Cumulative Voting for Board Elections
Resolved: Shareholders recommend the Board of Directors take the steps necessary to adopt cumulative voting in the election of directors at The Walt Disney Company (“Disney”). This could include amending the certificate of incorporation, bylaws and/or other applicable documents as needed to state that, in any election of directors, each shareholder shall be entitled to a number of votes equal to the number of shares owned multiplied by the number of directors to be elected, and that shareholders may allocate such votes among one or more nominees at their discretion, as permitted by applicable law.
Supporting Statement: Cumulative voting is a straightforward, widely understood mechanism that strengthens board accountability to all owners, especially long-term minority shareholders, without dictating outcomes or interfering with ordinary business operations.
Expert perspectives substantiate our position:
•Institutional Shareholder Services recommends shareholders “generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting.”1
•The International Finance Corporation, a member of the World Bank Group, identifies “effective representation of minority shareholders through cumulative voting” as an important factor in successful corporate governance.2
•The G20/OECD Principles of Corporate Governance states that “other common provisions to protect minority shareholders, which have proven effective, include pre-emptive rights in relation to share issues, qualified majorities for certain shareholder decisions and the possibility to use cumulative voting in electing members of the board.”3
•The Securities and Exchange Commission says “Cumulative voting is a type of voting system that helps strengthen the ability of minority shareholders to elect a director.”4
The broader board reform movement has gained widespread support:
•The SEC adopted rules mandating a universal proxy card in 2021. The new rules made it much easier for outside investors to mount proxy campaigns.5 6
•According to Lazard’s Review of Shareholder Activism - H1 2025, board change remains the most prominent activist demand.7
•Ernst & Young noted in its review of the 2025 proxy season that “average support for [governance] proposals jumped from 31% in 2023 to 42% [in 2025]. Further, two-thirds of the proposals exceeded 30% support — the level at which most boards take notice.”8
•According to expert analysis published by the Harvard Law School Forum on Corporate Governance, “Proposals requesting the declassification of boards of directors: 24 submitted and 14 voted, with average support of 77.9% (86% passing), compared to 10 submitted and seven voted, with average support of 63% (86% passing) in 2024.”9

92	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Cumulative voting is a potential application of board reform that realigns shareholders’ voting power with their economic investment. This reform could enhance shareholder representation and strengthen accountability without disrupting operations.
__________________________________
1https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf
2https://www.ifc.org/content/dam/ifc/doc/2023/IFC-CG-Progression-Matrix-Listed-Companies-042219.pdf
3https://www.oecd.org/content/dam/oecd/en/publications/reports/2015/11/g20-oecd-principles-of-corporate-governance_g1g56c3d/9789264236882-en.pdf
4https://www.investor.gov/introduction-investing/investing-basics/glossary/cumulative-voting
5https://www.sec.gov/newsroom/press-releases/2021-235
6https://www.gibsondunn.com/sec-adopts-rules-mandating-use-of-universal-proxy-card/
7https://www.lazard.com/research-insights/review-of-shareholder-activism-h1-2025/
8https://www.ey.com/content/dam/ey-unified-site/ey-com/en-us/campaigns/board-matters/documents/ey-five-top-takeaways-from-the-2024-proxy-season.pdf
9https://corpgov.law.harvard.edu/2025/07/22/proxy-season-highlights-shareholder-and-management-proposals/
Board Recommendation
The Board recommends that you vote against this proposal for the following key reasons, as discussed in more detail below:
•Cumulative voting is not in the best interests of the Company’s shareholders as it may foster partisan divisions and allow special interests to override the broader goals of the Company and shareholders as a whole.
•The Company’s current majority voting standard in uncontested elections is a widely accepted practice.
•The Company has existing governance policies and practices supporting fair elections of directors, shareholder rights and Board accountability.
The Company is committed to corporate governance practices that promote Board accountability, including its voting standard for the Company’s annual director elections. At the Company, like many other companies, each share is entitled to one vote for each director nominee. The Company’s governing documents establish that in uncontested elections, directors are elected by receiving an affirmative majority of votes cast. In contested elections, where there are more director nominees than there are seats available, directors are elected by a plurality of votes cast. Additionally, if a director in an uncontested election does not receive a majority of votes cast, the director is required to submit to the Board a letter of resignation for consideration by the Governance and Nominating Committee.
Cumulative voting poses the risk of a small group of shareholders aggregating votes on director candidates, meaning that a director representing special interests of a small group of the Company’s shareholders could be elected to the Board even if a majority of shareholders oppose that director’s election. Such an outcome could impede the ability of the Board to cohesively work together to effectively oversee Company risks and support shareholder value creation.
The Board supports our current majority voting standard, which is a widely-accepted practice in place at over 90% of S&P 500 companies according to FactSet data, and believes it is in the best interest of our shareholders. The majority voting standard is just one aspect of our strong corporate governance that reflects our high standards for accountability, transparency and shareholder rights and promotes long-term shareholder value. The Company also provides shareholders with meaningful shareholder rights and opportunities to express their perspectives, including the right to call a special meeting and the ability to nominate directors through the Company’s proxy access provision. The Board’s governance structures also reflect a commitment to independence, including a majority of the Board comprised of independent directors and key Board committees comprised solely of independent directors. Further, all directors are elected annually for a one-year term which enhances accountability.
The proposal’s request is not in the best interest of shareholders as the current majority voting standard supports fair elections of directors who will represent the interests of all our shareholders, whereas cumulative voting would create risks for the Company and its shareholders. Further, the Board has also established provisions that support shareholder rights, Board accountability and strong corporate governance.
For the reasons set forth above, our Board unanimously recommends voting AGAINST this proposal.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

X	Proposal — Independent Review and Report on Accessibility and Disability Inclusion Practices

The Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

Erik G. Paul has notified the Company that he intends to present the following proposal for consideration at the Annual Meeting.
Given recent regulatory changes, we are including this proposal in the proxy statement, notwithstanding that we believe that it does not meet the requirements of Rule 14a-8, including on grounds that the proposal, read together with its supporting statement, is materially false and misleading in multiple respects (including statements regarding the Company and statements regarding purported research the proponent cites), relates to the Company’s ordinary business operations and has already been substantially implemented by the Company. These bases for exclusion are detailed in the Company’s no-action request submitted to the SEC on November 4, 2025.
Proposal: Review and Report on Disability Inclusion and Accessibility
Supporting Statement:
Disney's brand and financial stability are under strain from underperforming films, rising park costs, consumer boycotts, and waning trust. On the February 2025 quarterly call, Disney reported that the Parks and Experiences division experienced "lower volumes" tied to attendance (Newsweek, 2025).
A significant contributor is the company's recent overhaul of disability accommodations at its parks. The changes have prompted negative press coverage, social media critique, a pending class-action lawsuit, and reports of customers canceling vacations and passes. Mishandling disability access risks eroding guest loyalty, consumer spending, and ultimately shareholder confidence.
The disabled community is one of the fastest-growing global demographics. In the United States, 1.2 million more people reported identifying as disabled in 2021 compared to prior years, with numbers projected to rise further (Burgess-Lefebvre, 2024). A survey presented at the 2024 International Association of Amusement Parks and Attractions Convention found that over 85 percent of disabled Disney guests reported being unlikely or refusing to return to Disney Parks due to the Disability Access Service (DAS) changes (Burgess-Lefebvre, 2024).
Regardless of the outcome of the current class-action lawsuit, Disney remains exposed to additional legal claims, regulatory scrutiny, and brand damage. Other companies have faced multimillion-dollar settlements under accessibility-related actions. Future liabilities could include costly settlements, operational disruption, and weakened market positioning. Recent company decisions are not only straining Disney's bottom line, they are exposing the brand to escalating consumer backlash, including boycotts.
With global tourism to the United States in decline, competition for international travelers has intensified. Disney's reputation for accessibility has been a differentiator in attracting visitors who plan trips focused on reliable accommodations. Erosion of that reputation reduces competitiveness in a tightening market.
Commissioning an independent review of accessibility standards across all Disney operations would demonstrate leadership, validate best practices, and highlight areas to address gaps and mitigate risk. Transparent evaluation assures shareholders that Disney is actively managing compliance, competition, and fiduciary responsibility—protecting the "magic" that sustains its brand.
Resolved:
Shareholders request that Disney commission an independent review, conducted by a qualified third party, of the company's accessibility and disability inclusion practices. This review should assess legal, financial, and reputational risks; evaluate Disney's policies against international accessibility standards and competitors; and identify opportunities for leadership improvement. Shareholders further request that the Board provide a public summary and internal briefing on the findings to ensure accountability and transparency.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

References:
1.Burgess-Lefebvre, B., & Lefebvre, J. (2024). "WHEN ...Best Practices in Guest Assistance for Disabilities ...AREN'T." International Association of Amusement Parks and Attractions Convention. https://www.usatoday.com/story/travel/experience/theme-parks/2024/l l/22/disney-das-study-new-policies-impact/76494462007
2.Newsweek. (2025, February). Disney Parks See Fewer Visitors in 2024 Amid Hurricanes and Higher Prices. https://www.newsweek.com/disney-parks-fewer-visitors-2024-hurricanes-2027231
Board Recommendation
The Board recommends that you vote against this proposal for the following key reasons, as discussed in more detail below:
•The Company is committed to the design and implementation of innovative and effective services that accommodate persons with disabilities and already reviews its practices on an ongoing basis. The Company has been the industry leader in accessibility for over 30 years.
•The Company provides detailed public information, tips and recommendations regarding its accessibility and disability inclusion practices, both online and in person in its theme parks.
•The Company provides strong governance and oversight of its inclusion practices, as well as risk management.
•The proposal’s request would not enhance shareholder value.
Across the Company, we endeavor to provide opportunities to enjoy our products and services. To that end, the Company has made thoughtful investments to incorporate accessibility for people with disabilities throughout our operations as we strive to design, promote and serve as a model for accessibility. The Company has given the same attention to detail in its development of the Disability Access Service program for its domestic parks, which provides an extraordinary benefit – never having to wait in the regular standby lines for most rides for those who require that option. The Company also offers a broad range of different accommodations to assist in accessing the rides and other attractions in the parks, accessing our content and programming and experiencing our other products and services. For example, the Company offers a range of tools and accessibility features across our streaming platforms and networks, including tools such as audio descriptions, closed captioning, keyboard navigation and interoperability with popular screen readers.
The Company provides detailed information regarding accessibility and disability inclusion practices on its websites, including the publication of an Accessibility Topic Brief. Each of our theme parks also publicly provides thorough information about its accommodations and assists guests both before and during their visits. For our domestic theme parks, Disneyland Resort and Walt Disney World Resort, this includes pages on the Disability Access Service program with guidance on registration and the process for using the program once in one of the parks.
The Company has strong governance and oversight of both its accessibility efforts and risk management. Our Senior Executive Vice President and Chief People Officer leads Disney’s global people and culture strategy; talent acquisition and development; compensation and benefits; opportunity and inclusion; organizational effectiveness; and employee services and systems. Reporting to our Chief People Officer, our Senior Vice President and Chief Opportunity & Inclusion Officer leads the Company’s Opportunity & Inclusion strategy and partners closely with leaders and teams across all segments to foster a culture rooted in belonging. The Chief Safety Officer leads the Company’s guest safety efforts for Disney Experiences, including those related to guest accessibility, in collaboration with businesses and leaders across the Company. The Board and its committees oversee the Company’s major financial, legal and reputational risks, supporting strong brand stewardship and mitigation of such risks. See section entitled “The Board’s Role in Risk Oversight” in this proxy statement for more details.
The Company already details the support and accommodations it offers to guests and consumers with accessibility needs, as well as risk oversight practices and governance. The Board therefore believes that the proposal’s request is not in the best interests of the Company and its shareholders as it would not provide meaningful additional information to shareholders to merit the resources it would require.
For the reasons set forth above, our Board unanimously recommends voting AGAINST this proposal.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Other Matters
Management is not aware of any other matters that will be presented at the Annual Meeting. However, if any other question not described in this proxy statement that requires a vote is properly presented at the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

96	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Information About Voting
Shares Outstanding
Shareholders owning Disney common stock at the close of business on January 20, 2026 (the “Record Date”) may vote at the Annual Meeting and any postponements or adjournments of the meeting. As of the Record Date, 1,773,386,947 shares of Disney common stock were outstanding. Each share is entitled to one vote on each matter considered at the Annual Meeting.
Attendance at the Meeting
This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on January 20, 2026 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
In order to attend the virtual meeting, you must register in advance no later than March 17, 2026 at 10:00 AM PT by visiting www.ProxyVote.com/Disney and selecting “Attend a Meeting.” You will need the 16-digit control number included on your notice, proxy card or voting instruction form. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/DIS2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Beneficial shareholders who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by your broker, bank or other nominee.
Questions relevant to meeting matters will be taken and answered during the meeting as time allows. If we receive substantially similar questions, we may group questions together and provide a single response to avoid repetition.
Shareholders of record at the close of business on January 20, 2026 who wish to ask a question may submit a question in advance of or during the Annual Meeting. To submit a question in advance of the Annual Meeting, visit www.ProxyVote.com/Disney and enter your 16-digit control number included in your notice, proxy card or voting instruction form. Questions submitted in advance must be submitted before 10:00 AM PT on March 17, 2026. To submit a question during the Annual Meeting via the virtual meeting platform, visit www.virtualshareholdermeeting.com/DIS2026 and enter the 16-digit control number included in your notice, proxy card or voting instruction form.
Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website.
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the number listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, www.disney.com/investors, including information on when the meeting will be reconvened.
Please note that participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Electronic entry to the meeting will begin at 9:00 AM PT and the meeting will begin promptly at 10:00 AM PT. If you cannot attend the meeting or if you are not a shareholder of record, you can still listen to the meeting, which will be available on our Investor Relations website.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Voting
How to Vote. Shareholders have a choice of voting over the Internet, by telephone or by marking, signing, dating and returning the proxy card or voting instruction form.
•To vote by Internet, go to the website specified on the proxy card, voting instruction form or notice you received and follow the instructions there. You will need the 16-digit control number included on your proxy card, voting instruction form or notice.
•If you received your proxy materials by email, you may access the voting website by simply clicking on the “VOTE HERE” button shown in the email.
•To vote by telephone, you may use a touch-tone telephone to dial the number indicated on your proxy card or voting instruction form. You will need to enter the 16-digit control number shown on your proxy card or voting instruction form.
•To vote by mail:
◦If you received a hard-copy proxy card or voting instruction form, simply mark, sign, date and return it in the postage-paid envelope provided.
◦If you received a notice and wish to vote by returning a hard-copy proxy card or voting instruction form, you can request a full set of materials at no charge through one of the methods listed below. To facilitate timely delivery, request the materials on or before March 3, 2026.
1)by Internet: www.ProxyVote.com/Disney
2)by telephone: 1-800-579-1639
3)by email: sendmaterial@proxyvote.com (your email should contain the 16-digit control number in the subject line)
Once you receive the proxy card or voting instruction form, simply mark, sign, date and return the hard-copy proxy card or voting instruction form in the postage-paid envelope provided.
•To vote at the virtual Annual Meeting: We strongly encourage you to vote your proxy by Internet, telephone or mail prior to the meeting, even if you plan to attend the virtual Annual Meeting. Please also note that in order to attend and vote at the Annual Meeting, you must have already pre-registered for the meeting no later than March 17, 2026 at 10:00 AM PT. Once you have pre-registered, you will receive a confirmation email with information on how to attend and vote at the meeting.
◦Registered holders may log into the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DIS2026, click on the ballot posted on the site and follow the instructions provided on the ballot.
◦If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank or other holder of record. Beneficial owners may also attend and vote online during the Annual Meeting by logging into the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DIS2026.
Deadline for Voting. The deadline for voting by telephone or electronically is 11:59 PM ET on March 17, 2026. If you have timely pre-registered, you may attend the virtual meeting and vote your shares by ballot at the meeting.
Proxies Submitted but Not Voted. If you properly sign and return your proxy card, voting instruction form or complete your proxy via telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under the section titled “Items to Be Voted On — Proposal 1 - Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation and AGAINST each shareholder proposal. The Board urges you to mark your proxy in accordance with the Board’s recommendations.
Revocation of Proxies. You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy card or voting instruction form (including by means of a telephone or Internet vote) or by voting at the virtual Annual Meeting.
Confirmation of Voting. From March 3, 2026 through May 18, 2026, depending on how you hold your shares, you may be able to confirm your vote beginning 24 hours after your vote is received, whether it was cast by proxy card, voting instruction form or electronically. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit control number located on your notice, proxy card or voting instruction form. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

98	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Plan Participants. If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions for the number of shares of common stock you hold in the plan as of the Record Date. You may provide voting instructions to the trustee for such plans, Fidelity Management Trust Company, by voting online, by telephone or by completing and returning a proxy card if you received one. The trustee will vote your shares in accordance with your duly executed instructions received by 11:59 PM ET on March 15, 2026. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by 11:59 PM ET on March 15, 2026, by either revising your instructions online or by submitting to the trustee a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.
Broker Voting. Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions by the date of the Annual Meeting. In contrast, the election of Directors, the advisory vote on executive compensation and the shareholder proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation and the shareholder proposals.
Results of Voting. We will post preliminary results of voting at the meeting on our Investor Relations website promptly after the Annual Meeting and file results with the SEC as required by applicable rules.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	99

Certain Relationships and Related Person Transactions
The Board has adopted a written policy for review of transactions in any fiscal year in which the Company is a participant and in which any Director, Director nominee, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, Director nominees, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it and the Company collects information from Directors, Director nominees and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chair of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director.
Each of the investment management firms, The Vanguard Group (“Vanguard”) and BlackRock, Inc. (“BlackRock”), through their affiliates, held more than 5% of the Company’s shares during fiscal 2025. Funds managed by affiliates of Vanguard and BlackRock are included as investment options in defined contribution plans offered to Company employees. Vanguard and BlackRock received fees of approximately $1.5 million and $4.0 million, respectively, in fiscal 2025 based on the amounts invested in funds managed by them. The ongoing relationships were reviewed and approved in fiscal 2025 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.

100	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Other Information
Stock Ownership
Based on a review of filings with the SEC, the Company has determined that the following persons hold more than 5% of the outstanding shares of Disney common stock. Applicable percentage ownership is based on 1,771,884,175 shares outstanding as of January 15, 2026.
To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s stock.

Name and Address of Beneficial Owner	Shares (#)	Percent of Class

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	151,434,588[1]	8.5%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	122,883,021[2]	6.9%
1According to Vanguard’s Schedule 13G/A filing with the SEC, Vanguard has sole voting power with respect to no shares, shared voting power with respect to 2,277,675 shares, sole dispositive power with respect to 143,719,231 shares and shared dispositive power with respect to 7,715,357 shares.
2According to Blackrock’s Schedule 13G/A filing with the SEC, Blackrock has sole voting power with respect to 109,797,441 shares, shared voting power with respect to no shares, sole dispositive power with respect to 122,883,021 shares and shared dispositive power with respect to no shares.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by Directors, nominees and NEOs and by Directors, nominees and executive officers as a group. Except as otherwise indicated, all information is as of January 15, 2026.

Name	Shares[1,2] (#)	Stock Units[3] (#)	Shares Acquirable Within 60 Days[4] (#)	Percent of Class

Mary T. Barra	229	25,495	—	*
Amy L. Chang	3,520	10,404	—	*
Sonia L. Coleman	2,796	—	50,378	*
D. Jeremy Darroch	3,454	4,470	—	*
Carolyn N. Everson	1,650	9,017	—	*
Michael B.G. Froman	17,599	4,517	—	*
James P. Gorman	38,000	7,735	—	*
Horacio E. Gutierrez	58,317	—	177,027	*
Robert A. Iger	253,862	—	2,088,863	*
Hugh F. Johnston	20,562	—	99,633	*
Maria Elena Lagomasino	2,815	32,704	—	*
Calvin R. McDonald	17,150	10,404	—	*
Derica W. Rice	1	21,488	—	*
Kristina K. Schake	24,053	—	66,623	*
Jeffrey E. Williams	—	—	—	*
All Directors, nominees and executive officers as a group (15 persons)	444,008	126,234	2,482,524	*
*Less than 1% of outstanding shares.
1The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority, and excludes shares underlying fully vested stock units held by each non-management Director reported in the column “Stock Units.” Many of our Directors have elected to take all Board compensation in stock units, deferred until after the Director’s Board service ends. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows: Ms. Barra — 229 shares held in a trust and by spouse in trust; Ms. Chang — 120 shares held in a trust; Mr. Froman — 20 shares held in a trust; Mr. Gorman — 38,000 shares held in a trust; Mr. Iger — 156 shares held by his spouse and Mr. Johnston — 222 shares held in trusts. All Directors and executive officers as of January 15, 2026 as a group disclaim beneficial ownership of a total of 38,747 shares.
2For NEOs, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 15, 2026: Ms. Coleman — 1,015 shares; Mr. Iger — 21,044 shares; and all executive officers as of January 15, 2026 as a group — 22,059 shares.
3Reflects the number of shares underlying stock units credited as of January 15, 2026 to the account of each non-management Director participating in the 2011 Stock Incentive Plan, including stock units credited in lieu of all or a portion of the Director’s quarterly cash retainer fees for Board services pursuant to the Director’s election, deferred stock units credited as a quarterly grant and stock units credited in respect of dividends paid on shares of Company common stock. These units are fully vested on the date credited and payable solely in shares of Company common stock as described under the section titled “Director Compensation,” but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the 2011 Stock Incentive Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
4Reflects the number of shares that could be purchased by exercise of options exercisable at January 15, 2026, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 15, 2026, excluding dividend equivalent units that will vest in that period.

102	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Electronic Availability of Proxy Statement and Annual Report
As permitted by SEC rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Company’s website at www.disney.com/investors. We will mail to certain shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.
If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement electronically via email, you can elect to receive an email message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com/Disney. Beneficial or “street name” shareholders who wish to elect one of these options may also do so at www.ProxyVote.com/Disney. In either case, you will need the 16-digit control number included on your voting instruction form or notice.
Mailings to Multiple Shareholders at the Same Address
The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled “No” next to “Householding Election” on your proxy card or voting instruction form. If you are voting by telephone or Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.
Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095 and we will promptly deliver additional materials as requested.
Proxy Solicitation Costs
The proxies being solicited hereby are being solicited by the Board. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation. For these and related advisory services, we will pay Innisfree a fee of approximately $35,000 and reimburse them for certain out-of-pocket disbursements and expenses.
Directors, Director nominees and certain executive officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

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Proxy Summary	Corporate Governance and Board Matters	Director Compensation	Executive Compensation	Audit-Related Matters	Items to Be Voted On	Information About Voting	Certain Relationships and Related Person Transactions	Other Information

Shareholder Communications
Generally. Shareholders may communicate with the Company through its Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), by writing to Disney Shareholder Services, c/o Computershare, P.O. Box 43013, Providence, RI 02940, by calling Disney Shareholder Services at 1-855-553-4763 or by sending an email to disneyshareholder@computershare.com. Additional information about contacting the Company is available on the Disney Shareholder Services website under the “Contact Us” tab.
Shareholders and other persons interested in communicating directly with the Chairman of the Board or with any of the non-management Directors may do so by writing to the Chairman of the Board, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at the regular meetings of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.
Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Shareholder Proposals for Inclusion in 2027 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2027 Annual Meeting, shareholder proposals must be received by the Company’s Secretary no later than the close of business on September 24, 2026. Proposals should be sent either by mail to the Corporate Secretary at The Walt Disney Company, ATTN: Corporate Secretary, 500 South Buena Vista Street, Burbank, California 91521 or by email to shareholderproposals@disney.com and follow the procedures required by SEC Rule 14a-8.
Shareholder Director Nominations for Inclusion in 2027 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board that are to be included in the proxy statement pursuant to the proxy access provisions in Article II, Section 11 of our Bylaws must be delivered to the Company’s Secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible shareholder who wishes to have a nomination considered at the 2027 Annual Meeting and included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed nominee) to the Company’s Secretary between October 19, 2026 and November 18, 2026.
Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2027 Annual Meeting Not Included in 2027 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board or any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company’s Secretary not later than 90 nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2027 Annual Meeting but not included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed action) to the Company’s Secretary between November 18, 2026 and December 18, 2026. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.
Shareholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees. In addition to satisfying the provisions in our Bylaws relating to nominations of Director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than January 19, 2027. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the tenth calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

104	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

Annex A — Reconciliation of Non-GAAP Measures
This proxy statement includes diluted EPS excluding certain items (also referred to as adjusted EPS) and total segment operating income, which are important financial measures for the Company but are not financial measures defined by Generally Accepted Accounting Principles (GAAP). These measures should be reviewed in conjunction with the most comparable GAAP financial measures and are not presented as alternative measures of diluted EPS or income before income taxes as determined in accordance with GAAP. Diluted EPS excluding certain items and total segment operating income as we have calculated them may not be comparable to similarly titled measures reported by other companies.
Diluted EPS excluding certain items
The Company uses diluted EPS excluding (1) certain items affecting comparability of results from period to period and (2) amortization of TFCF and Hulu intangible assets, including purchase accounting step-up adjustments for released content, to facilitate the evaluation of the performance of the Company’s operations exclusive of these items, and these adjustments reflect how senior management is evaluating segment performance.
The Company believes that providing diluted EPS exclusive of certain items impacting comparability is useful to investors, particularly where the impact of the excluded items is significant in relation to reported earnings and because the measure allows for comparability between periods of the operating performance of the Company’s business and allows investors to evaluate the impact of these items separately.
The Company further believes that providing diluted EPS exclusive of amortization of TFCF and Hulu intangible assets associated with the acquisition in 2019 is useful to investors because the TFCF and Hulu acquisition was considerably larger than the Company’s historic acquisitions with a significantly greater acquisition accounting impact. A reconciliation of diluted EPS to diluted EPS excluding certain items is as follows:

	YEAR ENDED
	9/27/2025	9/28/2024	9/30/2023

Diluted EPS (as reported)	$6.85	$2.72	$1.29
Exclude:
Amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs	0.64	0.68	0.82
Restructuring and impairment charges	0.55	1.78	1.69
Hulu Transaction impacts[1]	(1.55)	—	—
Resolution of a prior-year tax matter	(0.56)	—	—
Favorable adjustments related to prior-year tax matters	—	(0.23)	—
Other (income) expense, net[2]	—	0.03	(0.05)
Diluted EPS excluding certain items[3]	$5.93	$4.97	$3.76
1Reflects the impact of a non-cash tax benefit recognized upon the change in Hulu’s U.S. income tax classification and a charge recognized in “Net income attributable to noncontrolling interest” related to the acquisition of Hulu.
2For fiscal 2024, other expense was due to a charge related to a legal ruling. For fiscal 2023, other income, net was due to a gain from adjusting our investment in DraftKings Inc. to fair value and a gain on the sale of a business, partially offset by a charge related to a legal ruling.
3Total may not equal the sum of the column due to rounding.

The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement	A-1

Annex A

Total segment operating income
The Company evaluates the performance of its operating segments based on segment operating income, and management uses total segment operating income as a measure of the performance of operating businesses separate from non-operating factors. The Company believes that information about total segment operating income assists investors by allowing them to evaluate changes in the operating results of the Company’s portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and other factors that affect reported results. A reconciliation of income before income taxes to total segment operating income is as follows (dollars in millions):

	YEAR ENDED
	9/27/2025	9/28/2024	9/30/2023

Income before income taxes	$12,003	$7,569	$4,769
Corporate & unallocated shared expenses	1,646	1,435	1,147
Restructuring and impairment charges	819	3,595	3,836
Other (income) expense, net	—	65	(96)
Interest expense, net	1,305	1,260	1,209
Amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs[1]	1,576	1,677	1,998
Equity in the loss of India joint venture	202	—	—
Total segment operating income	$17,551	$15,601	$12,863
1For fiscal 2025, amortization of intangible assets, fair value step-up on film and television costs and intangible assets related to a TFCF equity investee were $1,307 million, $260 million and $9 million, respectively. For fiscal 2024, amortization of intangible assets, fair value step-up on film and television costs and intangible assets related to a TFCF equity investee were $1,394 million, $271 million and $12 million, respectively. For fiscal 2023, amortization of intangible assets, fair value step-up on film and television costs and intangible assets related to a TFCF equity investee were $1,547 million, $439 million and $12 million, respectively.

A-2	The Walt Disney Company | Notice of 2026 Annual Meeting and Proxy Statement

The Walt Disney Company

THE WALT DISNEY COMPANY
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet, by Phone or by Mail.

Have your proxy card in hand when voting by Internet or by phone and follow the instructions below. See reverse side for specific deadlines.

VOTE BY INTERNET - www.ProxyVote.com/Disney or scan the QR code above.

VOTE BY PHONE - Call 1-800-690-6903 to transmit this voting instruction.

VOTE BY MAIL - Mark, sign and date this proxy card and return it in the envelope provided, or if you have misplaced the envelope, to the return address shown in the upper left of this card.

VOTE DURING THE MEETING - Go to www.virtualshareholdermeeting.com/DIS2026

You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow below available and follow the instructions on the virtual meeting website.

VOTE CONFIRMATION - Beginning March 3, 2026 through May 18, 2026, you may confirm your vote 24 hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit control number located below.

You can access, view and download this year's Annual Report and Proxy Statement at www.ProxyVote.com/Disney.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82212-P41697-Z91671

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE WALT DISNEY COMPANY

The Board of Directors recommends you vote FOR each of the following eleven (11) Director nominees:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Mary T. Barra	☐	☐	☐
1b. Amy L. Chang	☐	☐	☐
1c. D. Jeremy Darroch	☐	☐	☐
1d. Carolyn N. Everson	☐	☐	☐
1e. Michael B.G. Froman	☐	☐	☐
1f. James P. Gorman	☐	☐	☐
1g. Robert A. Iger	☐	☐	☐
1h. Maria Elena Lagomasino	☐	☐	☐
1i. Calvin R. McDonald	☐	☐	☐
1j. Derica W. Rice	☐	☐	☐
1k. Jeffrey E. Williams	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2026.	☐	☐	☐
3. Consideration of an advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:	For	Against	Abstain
4. Shareholder proposal, if properly presented at the meeting, requesting a report on how the employee gift-matching program may impact risks related to religious discrimination against employees.	☐	☐	☐
5. Shareholder proposal, if properly presented at the meeting, requesting a report on the expected and potential return on investment from climate commitments.	☐	☐	☐
6. Shareholder proposal, if properly presented at the meeting, requesting adoption of cumulative voting for Board elections.	☐	☐	☐
7. Shareholder proposal, if properly presented at the meeting, requesting an independent review and report on accessibility and disability inclusion practices.	☐	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

© Disney

The 2026 Annual Meeting of Shareholders will be held virtually on Wednesday, March 18, 2026, 10:00 AM PT.

To attend the meeting, you must be a shareholder at the close of business on January 20, 2026 and register to attend by visiting www.ProxyVote.com/Disney and selecting "Attend a Meeting" no later than March 17, 2026, at 10:00 AM PT. You will be able to attend the Annual Meeting as well as vote and participate in the question-and-answer session by visiting www.virtualshareholdermeeting.com/DIS2026 and entering your 16-digit control number included in this proxy card.

The Notice, Proxy Statement and Annual Report are available at www.ProxyVote.com/Disney.

If you wish to change your address, please visit www.disneyshareholder.com or call Disney's Transfer Agent, Computershare, at 1-855-553-4763.

V82213-P41697-Z91671

THE WALT DISNEY COMPANY
Annual Meeting of Shareholders
March 18, 2026 10:00 AM PT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) HORACIO E. GUTIERREZ, HUGH F. JOHNSTON and JOLENE E. NEGRE, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast at the 2026 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; "FOR" PROPOSALS 2 AND 3; AND "AGAINST" PROPOSALS 4, 5, 6 AND 7; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 PM ET ON MARCH 17, 2026.

If you hold shares in any 401(k) savings plan of the Company (the "Plans") or the Wolters Kluwer 401(k) Plan, then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans and the Wolters Kluwer 401(k) Plan. Shares in each of the Plans for which voting instructions are not received by 11:59 PM ET on March 15, 2026, or if no choice is specified, will be voted by an independent fiduciary. If you are a participant in the Wolters Kluwer 401(k) Plan and your directions are not received by that date, your shares will not be voted. Your voting instructions will be kept confidential by the trustee.

(Continued and to be marked, dated and signed on the other side)

© Disney